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2002 ANNUAL REPORT

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                                         Janus Adviser Growth Fund

                                         Janus Adviser Aggressive Growth Fund

                                         Janus Adviser Capital Appreciation Fund

                                         Janus Adviser Core Equity Fund

                                         Janus Adviser Balanced Fund

JANUS ADVISER SERIES                     Janus Adviser Growth and Income Fund

                                         Janus Adviser Strategic Value Fund

                                         Janus Adviser International Fund

                                         Janus Adviser Worldwide Fund

                                         Janus Adviser Global Value Fund

                                         Janus Adviser Flexible Income Fund

                                         Janus Adviser Money Market Fund

                                                                    [LOGO] JANUS

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TABLE OF CONTENTS

     JANUS ADVISER SERIES

          Market Overview .............................................   1

          Portfolio Managers' Commentaries and Schedules of Investments
            Growth Fund ...............................................   2

            Aggressive Growth Fund ....................................   6

            Capital Appreciation Fund .................................  10

            Core Equity Fund ..........................................  13

            Balanced Fund .............................................  17

            Growth and Income Fund ....................................  23

            Strategic Value Fund ......................................  27

            International Fund ........................................  30

            Worldwide Fund ............................................  35

            Global Value Fund .........................................  40

            Flexible Income Fund ......................................  43

            Money Market Fund .........................................  48

          Statements of Assets and Liabilities ........................  50

          Statements of Operations ....................................  52

          Statements of Changes in Net Assets .........................  54

          Financial Highlights ........................................  58

          Notes to Schedules of Investments ...........................  64

          Notes to Financial Statements ...............................  65

          Explanations of Charts, Tables
            and Financial Statements ..................................  72

          Trustees and Officers .......................................  74

          Report of Independent Accountants ...........................  79

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MARKET OVERVIEW

Equity markets were volatile throughout the year, as mixed economic data kept investors guessing about when a recovery in corporate earnings would finally materialize. Several strong rallies, including significant gains following post-September 11 lows, did little to salve the wounds from an over-reactive investment community. Steady strength in U.S. consumer spending and the lowest interest rate environment in 40 years may have kept the economy from slipping into a deeper recession, but confidence eventually ebbed by early summer. As a result, the broader market retraced much of its gains as investors returned to the sidelines, disheartened by the inability of companies to live up to their more bullish expectations and increasingly wary of the long and painful earnings recession that has characterized the market for more than a year.

Through most of the period, the market was continually shaken by a crisis of confidence related to the still-unfolding Enron scandal and other high-profile missteps among major U.S. corporations. The sheer scope of these wrongdoings gave rise to a deep mistrust of companies with even a hint of complexity in their balance sheets. The ongoing threat of terrorism also remains a factor and continues to cloud what was already an unusually opaque market.

Meanwhile, overseas markets generally took their cues from the U.S., which has maintained its status as the single most important engine of global economic growth despite the current downturn. There were, however, clear pockets of strength in the world - most notably in Asia. For example, the struggling Japanese economy - typically the Asian growth barometer - offered recent glimmers of hope in the wake of a decade-long downturn. In particular, a weakening U.S. dollar against the yen has helped that country's export-dependent industries in recent months. Korea was also a bright spot in the international spectrum, fueled by steady growth in that country's automobile and consumer electronics exports.

In the fixed-income arena, corporate scandals impacted the bond markets just as hard, if not swifter and broader in scope, than equities. The market was extremely volatile, as the ratio of credit downgrades to upgrades reached alarming proportions. Rather suddenly, major credit ratings agencies such as Standard & Poor's and Moody's raised the bar for corporate borrowers. While this should improve the transparency of the market and reduce the number of drastic surprises in the long term, it also had the unfortunate effect of dramatically increasing the volatility of credit spreads in the short term.

In the pages that follow, your portfolio manager discusses what he or she has done to position your fund in the face of an extremely difficult market. We ask that you read these perspectives carefully, and we are hopeful that within them you will find, as we have, reasons to be optimistic. Foremost among these reasons are the intense emotional drivers that have battered stock prices downward and, as a result, caused several areas of the market to become undervalued. Because the Janus investment process is - and always has been - based on identifying and capitalizing on the undervaluation of individual securities, we believe many opportunities are being created for our shareholders in this challenging market.

With this in mind, we are working harder than ever to deliver long-term performance and remain worthy of your confidence.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                          Janus Adviser Series  July 31, 2002  1

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JANUS ADVISER GROWTH FUND                      Blaine Rollins, portfolio manager

For the 12 months ended July 31, 2002, Janus Adviser Growth Fund lost 30.51% while its benchmark, the S& P 500 Index, dropped 23.62%.(1)

[PHOTO]

Stocks swung between record-breaking gains and losses during the period. After plunging sharply in the wake of the terrorist attacks, shares bounced back at year-end on hopes for a turnaround in the economy and company profits in 2002. Signs early in the year pointing to an economic recovery were welcomed by investors, who bid stocks higher. Meanwhile, despite rising unemployment, consumers continued to spend, particularly on homes and cars, as the Federal Reserve kept interest rates at a 40-year low of 1.75%. By April, however, lackluster corporate earnings and mixed economic data led many to question the strength of the rebound. That negative sentiment was magnified as one high-profile company after another found itself the target of government accounting probes and consumer confidence stumbled. All major equity benchmarks ended the period in the red, dropping to lows not seen since September.

This widespread pessimism tainted many of our stocks. Following the bankruptcy of cable television operator Adelphia Communications and long-distance telephone company WorldCom, the market punished nearly every holding that uses cash flow as its key measure. For us, that translated into large losses in cable firm Comcast and AOL Time Warner, which owns the second-largest cable franchise in the U.S. Ironically, the fundamentals of both companies are improving immensely as the capital expense-per-subscriber ratio is falling, but few investors want to acknowledge the progress, instead choosing to assign guilt by association.

AOL Time Warner was also pressured by its exposure to the advertising industry, a management shakeup within its America Online unit and an SEC accounting inquiry. Nevertheless, ad sales are starting to show signs of a recovery while America Online remains a high recurring-revenue division. From a valuation standpoint, its share price reached a level at which we were buying its cable business and some publishing assets - and, in my opinion, all of AOL's other businesses were essentially free. Although there's definitely room for improvement, AOL boasts a great mix of businesses that I want to continue to own.

Of course, even with all of our legwork, there's still a slight risk that a troublesome issue may surface. For us, that situation materialized at conglomerate Tyco International, where the former chief executive officer, Dennis Kozlowski, resigned amid tax evasion charges. Unfortunately, the matter added scrutiny to a company that didn't need it: Tyco is already dealing with significant debt issues, and its stock is down considerably. Frankly, I'm still comfortable with our position. The company controls some extremely strong franchises, and it spun off its CIT Group financial arm to help address short-term credit questions. From a valuation standpoint, Tyco is extremely attractive, although I now view it as a turnaround story, not a rising growth star.

On the plus side, we were pleased with the performance of Tenet Healthcare, a hospital chain that is realizing the benefits of scale. Through the second half of the 1990s, Tenet built up its portfolio by purchasing hospitals all over the country. Over the past couple of years, however, it has adopted a regional cluster strategy. This geographic focus gives the corporation increased leverage in pricing negotiations in addition to lower operating costs. Furthermore, Tenet is emphasizing collecting receivables more effectively, which has dramatically accelerated free cash flow.

Also logging positive returns was Coca-Cola, the worldwide soft drink maker that has grown due in part to improvements in its distribution system. Rather than focusing solely on its red-canned Coke product, the company is evolving into the source for a wide variety of soft drinks. Furthermore, Coca-Cola is ensuring that its products are restocked in retail stores on a nearly daily basis. Plus, with more than 60% of its revenues and over 75% of its profits coming from overseas, the weakened U.S. dollar has enhanced Coke's bottom line.

Over the last 18 months, we've diversified into different industries and end markets and invested in what we believe are good companies that I want to own for the long haul. More and more, our conviction may set us apart from much of the investing community in that the market has become so focused on the short term that few long-term shareholders exist. Yet my goal remains to build a portfolio of the best businesses and best management teams, because those are the companies that we believe will thrive in the long run.

Thank you for your investment in Janus Adviser Growth Fund.

Portfolio Asset Mix
(% of Net Assets)                             July 31, 2002        July 31, 2001
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Equities                                              98.8%                90.1%
  Foreign                                              6.5%                 8.0%
  Europe                                               1.7%                 3.8%
Top 10 Equities                                       36.5%                39.8%
Number of Stocks                                        101                   96
Cash and Cash Equivalents                              1.2%                 9.9%

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

2  Janus Adviser Series  July 31, 2002

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AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002
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  1 Year                                                                (30.51)%
  5 Year                                                                   0.25%
  From Inception Date of Predecessor Fund 9/13/93                          7.77%
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S&P 500 Index
  1 Year                                                                (23.62)%
  5 Year                                                                   0.45%
  From Inception Date of Predecessor Fund 9/13/93                          9.96%
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Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

        -----------------------------------------------------------------
        Average Annual Total Return - for the periods ended July 31, 2002

            One Year             Five Year             Since 9/13/93*
            (30.51)%               0.25%                   7.77%
        -----------------------------------------------------------------

Janus Adviser
Growth Fund
$19,595

S&P 500 Index
$23,249

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Growth Fund and the S&P 500 Index. Janus Adviser Growth Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through July 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Growth Fund ($19,595) as compared to the S&P 500 Index ($23,249).

*Inception date of predecessor fund.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 98.8%
Advertising Sales - 0.6%
      55,655    Lamar Advertising Co.* ......................     $    1,757,585

Aerospace and Defense - 1.9%
      39,240    General Dynamics Corp. ......................          3,175,301
      33,455    Lockheed Martin Corp. .......................          2,144,800

                                                                       5,320,101

Airlines - 1.4%
      68,590    Ryanair Holdings PLC (ADR)* .................          2,205,854
     136,035    Southwest Airlines Co. ......................          1,878,643

                                                                       4,084,497

Applications Software - 0.8%
      67,155    BARRA, Inc.* ................................          2,261,780

Beverages - Non-Alcoholic - 1.1%
      63,695    Coca-Cola Co. ...............................          3,180,928

Broadcast Services and Programming - 0.7%
      77,527    Clear Channel Communications, Inc.* .........          2,019,578

Building - Mobile Home and Manufactured Housing - 1.7%
     135,540    Clayton Homes, Inc. .........................     $    1,856,898
      85,610    Winnebago Industries, Inc. ..................          3,043,435

                                                                       4,900,333

Building - Residential and Commercial - 0.2%
       2,400    NVR, Inc.* ..................................            692,400

Cable Television - 4.6%
     626,623    Comcast Corp. - Special Class A* ............         13,096,421

Casino Services - 0.3%
      13,240    International Game Technology* ..............            771,230

Chemicals - Specialty - 3.2%
      39,420    Ecolab, Inc. ................................          1,811,349
     151,645    Sigma-Aldrich Corp. .........................          7,266,828

                                                                       9,078,177

Commercial Banks - 0.3%
      10,310    M&T Bank Corp. ..............................            861,916

See Notes to Schedules of Investments and Financial Statements

                                          Janus Adviser Series  July 31, 2002  3
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JANUS ADVISER GROWTH FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Commercial Services - Finance - 1.1%
      60,215    Concord EFS, Inc.* ..........................     $    1,174,193
      72,410    Paychex, Inc. ...............................          1,905,107

                                                                       3,079,300

Computer Services - 0.2%
      34,130    Ceridian Corp.* .............................            590,790

Containers - Metal and Glass - 0.3%
      22,820    Ball Corp. ..................................            981,716

Containers - Paper and Plastic - 0.6%
      29,965    Bemis Company, Inc. .........................          1,440,118
      12,435    Sealed Air Corp.* ...........................            180,432

                                                                       1,620,550

Cosmetics and Toiletries - 5.5%
     214,407    Colgate-Palmolive Co. .......................         11,009,799
      49,927    Procter & Gamble Co. ........................          4,443,004

                                                                      15,452,803

Data Processing and Management - 1.3%
      23,600    Automatic Data Processing, Inc. .............            880,044
      69,182    Fiserv, Inc.* ...............................          2,380,553
      19,705    SEI Investments Co. .........................            518,439

                                                                       3,779,036

Distribution and Wholesale - 0.6%
      33,650    W.W. Grainger, Inc. .........................          1,650,196

Diversified Operations - 3.8%
      25,890    3M Co. ......................................          3,257,739
      50,215    ARAMARK Corp. - Class B* ....................          1,079,622
     166,195    Cendant Corp.* ..............................          2,296,815
      21,390    Illinois Tool Works, Inc. ...................          1,411,526
      17,220    ITT Industries, Inc. ........................          1,100,014
     115,220    Tyco International, Ltd. ....................          1,474,816

                                                                      10,620,532

E-Commerce/Products - 1.0%
     200,605    Amazon.com, Inc.* ...........................          2,900,548

E-Commerce/Services - 0.7%
      34,533    eBay, Inc.* .................................          1,971,489

Electronic Components - Semiconductors - 0.4%
      36,435    National Semiconductor Corp.* ...............            659,838
      46,715    NVIDIA Corp.* ...............................            517,135

                                                                       1,176,973

Fiduciary Banks - 3.9%
     251,244    Bank of New York Company, Inc. ..............          8,044,833
      78,433    Northern Trust Corp. ........................          3,123,986

                                                                      11,168,819

Finance - Commercial - 1.1%
     138,140    CIT Group, Inc.* ............................          3,102,624

Finance - Consumer Loans - 0.2%
      14,040    Household International, Inc. ...............            599,087

Financial Guarantee Insurance - 2.3%
      80,445    MGIC Investment Corp. .......................          5,068,035
      42,310    PMI Group, Inc. .............................          1,502,851

                                                                       6,570,886

Food - Retail - 0.2%
      13,210    Whole Foods Market, Inc.* ...................            579,523

Food - Wholesale/Distribution - 0.8%
      84,225    Sysco Corp. .................................     $    2,194,061

Hazardous Waste Disposal - 0.1%
      11,200    Stericycle, Inc.* ...........................            369,712

Health Care Cost Containment - 0.3%
      33,965    First Health Group Corp.* ...................            853,880

Hospital Beds and Equipment - 0.8%
      44,280    Hillenbrand Industries, Inc. ................          2,393,777

Human Resources - 0.3%
      40,840    Robert Half International, Inc.* ............            814,758

Industrial Gases - 0.2%
      12,310    Praxair, Inc. ...............................            643,813

Instruments - Scientific - 0.9%
      64,157    Dionex Corp.* ...............................          1,636,645
      26,675    Millipore Corp. .............................            882,943

                                                                       2,519,588

Insurance Brokers - 0.5%
      52,645    Arthur J. Gallagher & Co. ...................          1,548,289

Internet Brokers - 1.5%
     460,345    Charles Schwab Corp. ........................          4,120,088

Life and Health Insurance - 3.2%
     156,730    AFLAC, Inc. .................................          4,922,889
      73,335    StanCorp Financial Group, Inc. ..............          4,090,626

                                                                       9,013,515

Machine Tools and Related Products - 1.6%
     139,190    Kennametal, Inc. ............................          4,515,324

Medical - Drugs - 0.5%
      18,085    Forest Laboratories, Inc.* ..................          1,401,045

Medical - HMO - 0.7%
      22,145    UnitedHealth Group, Inc. ....................          1,941,231

Medical - Hospitals - 4.4%
     261,270    Tenet Healthcare Corp.* .....................         12,449,515

Medical - Outpatient and Home Medical Care - 0.7%
      87,780    Apria Healthcare Group, Inc.* ...............          2,055,808

Medical - Wholesale Drug Distributors - 0.6%
      27,450    Cardinal Health, Inc. .......................          1,581,120

Medical Instruments - 1.1%
      93,565    Apogent Technologies, Inc.* .................          1,815,161
      33,120    St. Jude Medical, Inc.* .....................          1,258,560

                                                                       3,073,721

Medical Labs and Testing Services - 1.1%
      87,730    Laboratory Corporation of
                  America Holdings* .........................          3,009,139

Medical Products - 0.8%
      10,585    Johnson & Johnson ...........................            561,005
      24,000    Stryker Corp. ...............................          1,214,880
         849    Synthes-Stratec, Inc. .......................            455,472

                                                                       2,231,357

Metal Processors and Fabricators - 0.3%
      29,540    Precision Castparts Corp. ...................            773,948

Motorcycle and Motor Scooter Manufacturing - 0.6%
      37,740    Harley-Davidson, Inc. .......................          1,787,366

Multi-Line Insurance - 0.6%
      34,835    PartnerRe, Ltd. .............................          1,682,531

See Notes to Schedules of Investments and Financial Statements

4  Janus Adviser Series  July 31, 2002

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SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================

Multimedia - 7.5%
     946,475    AOL Time Warner, Inc.* ......................     $   10,884,463
     264,924    Viacom, Inc. - Class B* .....................         10,310,842

                                                                      21,195,305

Networking Products - 1.3%
     281,919    Cisco Systems, Inc.* ........................          3,718,512

Optical Supplies - 0.8%
      60,520    Alcon, Inc.* ................................          2,130,304

Pipelines - 0.6%
      37,655    Kinder Morgan, Inc. .........................          1,566,825

Property and Casualty Insurance - 2.3%
      33,037    W. R. Berkley Corp. .........................          1,166,536
      71,300    XL Capital, Ltd. - Class A ..................          5,283,330

                                                                       6,449,866

Radio - 0.3%
      41,495    Hispanic Broadcasting Corp.* ................            986,336

Reinsurance - 2.5%
           5    Berkshire Hathaway, Inc. - Class A* .........            341,500
       1,410    Berkshire Hathaway, Inc. - Class B* .........          3,224,670
      27,490    Everest Re Group, Ltd. ......................          1,505,078
      50,025    RenaissanceRe Holdings, Ltd. ................          1,950,975

                                                                       7,022,223

Resorts and Theme Parks - 1.2%
     225,000    Six Flags, Inc.* ............................          3,379,500

Retail - Building Products - 1.7%
     154,615    Home Depot, Inc. ............................          4,774,511

Retail - Consumer Electronics - 0.9%
      78,472    Best Buy Company, Inc.* .....................          2,581,729

Retail - Discount - 0.7%
      55,826    Costco Wholesale Corp.* .....................          1,946,653

Retail - Drug Store - 2.6%
     209,985    Walgreen Co. ................................          7,418,770

Schools - 0.9%
      67,627    Apollo Group, Inc. - Class A* ...............          2,654,360

Semiconductor Components/Integrated Circuits - 8.1%
     388,550    Linear Technology Corp. .....................         10,521,934
     349,969    Maxim Integrated Products, Inc.* ............         12,311,909

                                                                      22,833,843

Semiconductor Equipment - 0.9%
      64,290    KLA-Tencor Corp.* ...........................          2,532,383

Super-Regional Banks - 0.3%
      14,060    Fifth Third Bancorp .........................            928,944

Television - 1.0%
     103,324    Univision Communications, Inc. - Class A* ...          2,954,033

Textile - Home Furnishings - 0.1%
       4,665    Mohawk Industries, Inc.* ....................            221,588

Tools - Hand Held - 1.1%
      86,445    Stanley Works Co. ...........................          3,119,800

Transportation - Railroad - 0.6%
       9,010    Canadian National Railway Co. ...............            432,687
      28,715    Canadian National Railway Co.
                  (New York Shares) .........................          1,378,033

                                                                       1,810,720

Transportation - Services - 1.8%
      30,130    Expeditors International of Washington, Inc.      $      888,835
      63,430    United Parcel Service, Inc. - Class B .......          4,144,516

                                                                       5,033,351
--------------------------------------------------------------------------------
Total Common Stock (cost $341,105,933) ......................        280,102,960
--------------------------------------------------------------------------------
Total Investments (total cost $341,105,933) - 98.8% .........        280,102,960
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.2%          3,309,795
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  283,412,755
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              4.3%         $   11,896,730
Canada                                               0.6%              1,810,720
Ireland                                              0.8%              2,205,854
Switzerland                                          0.9%              2,585,776
United States                                       93.4%            261,603,880
--------------------------------------------------------------------------------
Total                                              100.0%         $  280,102,960

See Notes to Schedules of Investments and Financial Statements

                                          Janus Adviser Series  July 31, 2002  5

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JANUS ADVISER AGGRESSIVE GROWTH FUND                           Jonathan Coleman,
                                                               portfolio manager

For the 12 months ended July 31, 2002, Janus Adviser Aggressive Growth Fund declined 35.79%, underperforming its benchmark, the S&P Midcap 400 Index, which fell 12.65%.(1)

[PHOTO]

Starting February 1, 2002, I assumed management of the Fund from Jim Goff, coincident with Jim's appointment to the new full-time role of Director of Research. Almost immediately, I began to re-position the Fund, which now includes about 80 holdings comprising broader industry and sector exposure. Already, I am encouraged by early signs that these steps have brought the Fund toward performance more in line with its index. For example, from February 1 through the end of the period, the Fund declined 19.08%, compared to the S&P Midcap 400 Index, which declined 12.14%.(1)

Overall, it has been an extraordinary and frustrating year for investors, as the markets were whipsawed by hopes of a strong economic recovery, followed by concern about a double dip recession, and compounded by concerns about the quality of corporate accounting in the wake of scandals at WorldCom and Adelphia Communications. While short term fluctuations have been extremely painful in many of our holdings, I continue to attempt to position the Fund for good "all-weather" performance. I feel this is best done by owning stocks in a broad array of industries that have good long-term growth prospects, but that are also generating significant free cash flow right now.

Among the individual stocks that detracted from performance was Crown Castle, which leases the infrastructure that supports the wireless networks of telecom service providers. The stock has been punished by concerns over the health of its struggling customer base, and while we believe this condition to be temporary, I felt it was prudent to reduce our exposure until Crown Castle's customers achieve better financial footing.

The Fund also lost ground in Paychex, a national payroll and benefit processing firm. Paychex has been hurt as the interest income it receives from payroll tax float it keeps from customers is reduced by the current low interest rate environment. I significantly reduced the position to help further diversify the Fund.

Online auctioneer eBay also retreated, even though the company's growth in core auction listings remains impressive. Also, eBay is pushing to create new online markets to expand its reach and future growth potential. So far, it has excelled in innovative approaches to home sales, auto sales and a fixed-price auction concept.

Helping to soften our overall losses with significant gains was Apollo Group, which operates the University of Phoenix. This education bellwether continues to grow market share in the face of a soft economy, as more adults look to upgrade their skill sets. Exploding margins at its growing number of campuses are supplemented by its even more profitable online study programs. Double-digit state college tuition hikes have created a nice pricing umbrella for Apollo, while its exposure to tuition payment default is much lower than most higher education institutions. Indeed, tuition for nearly two-thirds of its student base is subsidized through corporate reimbursement programs.

AFLAC also performed well. After a sales force restructuring, the insurance firm has shown double-digit new sales growth in the Japanese market, where it enjoys an astounding 85% market share in supplemental insurance. With the wind from the enormously successful AFLAC duck ad campaign at its back, this franchise has a great opportunity for growth in the U.S. market.

Another winner was St. Jude Medical, a manufacturer of medical devices targeting a wide range of cardiac disorders. The company has revitalized its product offerings in recent years and should continue to expand operating margins nicely as sales volume improves. We feel the company can grow revenues and earnings without being tied to economic cycles.

We are observing an amazing time in the market's history. The general distrust for corporate governance has created an environment in which fundamentally sound companies are being attacked and many stocks are extremely volatile as a result. Ultimately, however, investors will return to companies generating growth in revenues, earnings and, most importantly, free cash flow.

Going forward, I will continue to look for ideas in diverse areas of the market, which I believe is the best way to limit the Fund's exposure from the painful rotation that the market is enduring. Thanks to the efforts of the entire Janus research team, I am finding those opportunities every day in a broad array of mid-cap stocks.

Thank you for your investment in Janus Adviser Aggressive Growth Fund.

Portfolio Asset Mix
(% of Net Assets)                             July 31, 2002        July 31, 2001
--------------------------------------------------------------------------------

Equities                                              82.7%                95.9%
Top 10 Equities                                       23.6%                34.1%
Number of Stocks                                         86                   67
Cash and Cash Equivalents                             17.3%                 4.1%

(1) All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

6  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002
--------------------------------------------------------------------------------
  1 Year                                                                (35.79)%
  5 Year                                                                 (0.26)%
  From Inception Date of Predecessor Fund 9/13/93                          7.29%
--------------------------------------------------------------------------------
S&P MidCap 400 Index
  1 Year                                                                (12.65)%
  5 Year                                                                   8.24%
  From Inception Date of Predecessor Fund 9/13/93                         12.77%
--------------------------------------------------------------------------------

Aggressive funds may be subject to greater price volatility.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P MidCap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

        -----------------------------------------------------------------
        Average Annual Total Return - for the periods ended July 31, 2002

            One Year             Five Year             Since 9/13/93*
            (35.79)%              (0.26)%                  7.29%
        -----------------------------------------------------------------

Janus Adviser
Aggressive Growth
Fund
$18,699

S&P MidCap
400 Index
$29,086

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Aggressive Growth Fund and the S&P Mid Cap 400 Index. Janus Adviser Aggressive Growth Fund is represented by a shaded area of blue. The S&P Mid Cap 400 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through July 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Aggressive Growth Fund ($18,699) as compared to the S&P Mid Cap 400 Index ($29,086).

*Inception date of predecessor fund.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 82.7%
Advertising Agencies - 0.8%
      92,540    Interpublic Group of Companies, Inc. ........     $    1,935,011

Advertising Sales - 2.0%
     149,627    Lamar Advertising Co.* ......................          4,725,221

Airlines - 1.4%
         890    Ryanair Holdings PLC (ADR)* .................             28,622
     246,700    Southwest Airlines Co. ......................          3,406,927

                                                                       3,435,549

Building - Mobile Home and Manufactured Housing - 0.4%
      67,710    Clayton Homes, Inc. .........................            927,627

Building - Residential and Commercial - 0.9%
       7,710    NVR, Inc.* ..................................          2,224,335

Casino Services - 1.3%
      54,655    International Game Technology* ..............          3,183,654

Commercial Banks - 2.7%
      23,940    Commerce Bancorp, Inc. ......................     $    1,106,507
      17,165    M&T Bank Corp. ..............................          1,434,994
      77,635    National Commerce Financial Corp. ...........          1,999,101
      50,360    North Fork Bancorporation, Inc. .............          2,045,120

                                                                       6,585,722

Commercial Services - Finance - 4.2%
     112,015    Concord EFS, Inc.* ..........................          2,184,292
      75,880    Moody's Corp. ...............................          3,763,648
     156,722    Paychex, Inc. ...............................          4,123,356

                                                                      10,071,296

Computers - 0.6%
      92,925    Apple Computer, Inc.* .......................          1,418,035

Containers - Metal and Glass - 1.0%
      57,625    Ball Corp. ..................................          2,479,027

Data Processing and Management - 0.6%
      42,550    Certegy, Inc.* ..............................          1,392,236

See Notes to Schedules of Investments and Financial Statements

                                          Janus Adviser Series  July 31, 2002  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Disposable Medical Products - 0.3%
      10,980    C.R. Bard, Inc. .............................     $      593,689

Distribution and Wholesale - 0.7%
      12,090    Fastenal Co. ................................            460,266
      26,915    W.W. Grainger, Inc. .........................          1,319,912

                                                                       1,780,178

Diversified Operations - 2.1%
     264,345    Cendant Corp.* ..............................          3,653,248
      14,140    SPX Corp.* ..................................          1,477,630

                                                                       5,130,878

E-Commerce/Services - 2.8%
      95,580    eBay, Inc.* .................................          5,456,662
      77,341    TMP Worldwide, Inc.* ........................          1,194,145

                                                                       6,650,807

Electric Products - Miscellaneous - 0.6%
      41,100    AMETEK, Inc. ................................          1,350,957

Electronic Components - Semiconductors - 1.4%
      72,716    Cree, Inc.* .................................          1,099,466
      67,625    National Semiconductor Corp.* ...............          1,224,689
      93,805    NVIDIA Corp.* ...............................          1,038,421

                                                                       3,362,576

Electronic Design Automation - 0.7%
     129,650    Cadence Design Systems, Inc.* ...............          1,614,142

Entertainment Software - 2.0%
      80,565    Electronic Arts, Inc.* ......................          4,848,402

Fiduciary Banks - 1.3%
      77,945    Northern Trust Corp. ........................          3,104,549

Finance - Investment Bankers/Brokers - 1.2%
      50,880    Lehman Brothers Holdings, Inc. ..............          2,885,405

Financial Guarantee Insurance - 1.7%
      63,590    MGIC Investment Corp. .......................          4,006,170

Food - Dairy Products - 1.0%
      71,855    Dean Foods Co.* .............................          2,395,646

Health Care Cost Containment - 1.2%
     115,455    First Health Group Corp.* ...................          2,902,539

Hotels and Motels - 0.8%
      72,100    Starwood Hotels and Resorts Worldwide, Inc. .          1,852,970

Human Resources - 0.9%
     113,205    Robert Half International, Inc.* ............          2,258,440

Industrial Gases - 0.3%
      11,345    Praxair, Inc. ...............................            593,343

Instruments - Scientific - 0.2%
      17,735    Millipore Corp. .............................            587,028

Internet Brokers - 0.6%
     158,575    Charles Schwab Corp. ........................          1,419,246

Investment Management and Advisory Services - 0.8%
      71,135    T. Rowe Price Group, Inc. ...................          1,922,779

Life and Health Insurance - 2.1%
     163,320    AFLAC, Inc. .................................          5,129,881

Medical - Biomedical and Genetic - 1.5%
     157,980    Enzon, Inc.* ................................          3,570,348

Medical - Drugs - 2.5%
      47,495    Forest Laboratories, Inc.* ..................          3,679,438
     104,475    King Pharmaceuticals, Inc.* .................          2,215,915

                                                                       5,895,353

Medical - HMO - 0.9%
      31,120    Anthem, Inc.* ...............................     $    2,112,426

Medical - Hospitals - 2.2%
      65,175    Community Health Care Corp.* ................          1,613,081
     176,510    Health Management Associates, Inc.
                  - Class A* ................................          3,570,797

                                                                       5,183,878

Medical Instruments - 4.0%
     121,865    Apogent Technologies, Inc.* .................          2,364,181
     193,510    St. Jude Medical, Inc.* .....................          7,353,380

                                                                       9,717,561

Medical Labs and Testing Services - 3.6%
     177,310    Laboratory Corporation of
                  America Holdings* .........................          6,081,733
      43,025    Quest Diagnostics, Inc.* ....................          2,598,280

                                                                       8,680,013

Medical Products - 1.6%
       1,615    Biomet, Inc. ................................             41,877
      76,780    Stryker Corp. ...............................          3,886,604

                                                                       3,928,481

Non-Hazardous Waste Disposal - 0.1%
      19,455    Allied Waste Industries, Inc.* ..............            128,403

Oil Companies - Exploration and Production - 3.6%
      90,060    EOG Resources, Inc. .........................          3,088,157
      22,805    Murphy Oil Corp. ............................          1,896,236
      82,410    Ocean Energy, Inc. ..........................          1,639,959
      88,625    Pioneer Natural Resources Co.* ..............          2,145,611

                                                                       8,769,963

Oil Field Machinery and Equipment - 0.6%
      46,570    Smith International, Inc.* ..................          1,472,078

Optical Supplies - 0.3%
      21,805    Alcon, Inc.* ................................            767,536

Pipelines - 2.1%
     120,585    Kinder Morgan, Inc. .........................          5,017,542

Printing - Commercial - 0.6%
      36,535    Valassis Communications, Inc.* ..............          1,340,834

Property and Casualty Insurance - 1.7%
      41,287    W. R. Berkley Corp. .........................          1,457,844
      36,550    XL Capital, Ltd. - Class A ..................          2,708,355

                                                                       4,166,199

Radio - 3.2%
      74,989    Cox Radio, Inc. - Class A* ..................          1,743,494
      41,829    Entercom Communications Corp.* ..............          1,811,196
      94,488    Hispanic Broadcasting Corp.* ................          2,245,980
      62,685    Westwood One, Inc.* .........................          1,990,249

                                                                       7,790,919

Reinsurance - 4.9%
       2,985    Berkshire Hathaway, Inc. - Class B* .........          6,826,695
      43,500    Everest Re Group, Ltd. ......................          2,381,625
      65,220    RenaissanceRe Holdings, Ltd. ................          2,543,580

                                                                      11,751,900

Retail - Discount - 0.2%
      16,930    Fred's, Inc. ................................            498,589

Retail - Restaurants - 1.0%
      81,450    Yum! Brands, Inc.* ..........................          2,516,805

See Notes to Schedules of Investments and Financial Statements

8  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Satellite Telecommunications - 1.0%
     141,850    EchoStar Communications Corp.* ..............     $    2,313,574

Savings/Loans/Thrifts - 0.1%
      13,945    Sovereign Bancorp, Inc. .....................            202,063

Schools - 3.0%
     183,117    Apollo Group, Inc. - Class A* ...............          7,187,342

Semiconductor Components/Integrated Circuits - 1.2%
     227,010    Integrated Device Technology, Inc.* .........          2,905,728

Semiconductor Equipment - 1.3%
      40,825    KLA-Tencor Corp.* ...........................          1,608,097
      15,857    Mykrolis Corp.* .............................            123,843
      55,175    Novellus Systems, Inc.* .....................          1,489,173

                                                                       3,221,113

Textile - Home Furnishings - 0.8%
      42,580    Mohawk Industries, Inc.* ....................          2,022,550

Transportation - Railroad - 0.2%
      11,620    CSX Corp. ...................................            401,703

Transportation - Services - 0.3%
      26,060    Expeditors International of Washington, Inc.             768,770

Travel Services - 1.1%
     124,550    USA Interactive* ............................          2,746,203

Wireless Equipment - 0.5%
     501,369    Crown Castle International Corp.* ...........          1,153,149
--------------------------------------------------------------------------------
Total Common Stock (cost $230,581,301) ......................        198,998,361
--------------------------------------------------------------------------------
Repurchase Agreement - 15.7%
$ 37,800,000    ABN AMRO Bank N.V., 1.84%
                  dated 7/31/02, maturing 8/1/02
                  to be repurchased at $37,801,932
                  collateralized by $43,359,997
                  in U.S. Government Obligations
                  2.63875%-8.50%, 6/15/09-8/1/32
                  with a value of $38,556,015
                  (cost $37,800,000) ........................         37,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $268,381,301) - 98.4% .........        236,798,361
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.6%          3,844,085
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  240,642,446
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              3.2%         $    7,633,560
Ireland                                                0%                 28,622
Switzerland                                          0.3%                767,536
United States++                                     96.5%            228,368,643
--------------------------------------------------------------------------------
Total                                              100.0%         $  236,798,361

++Includes Short-Term Securities (80.5% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

                                          Janus Adviser Series  July 31, 2002  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER CAPITAL APPRECIATION FUND                        Scott Schoelzel,
                                                               portfolio manager

For the 12-month period ended July 31, 2002, Janus Adviser Capital Appreciation Fund fell 16.86%, beating its benchmark, the S&P 500 Index, which declined 23.62%.(1) This performance earned the Fund a top-decile ranking for the one-year period ended July 31, 2002, placing it 11th out of 728 large-cap growth funds tracked by Lipper, a Reuters company and leading mutual fund rating company.(2)

[PHOTO]

As you can see from the Fund's returns, we continued to be justifiably defensive in our stock-picking. Although we did manage to meaningfully outperform the benchmark and the NASDAQ for the year, I am just as disappointed as I expect you are with our absolute returns. I believe the investment climate remains one of the most challenging in almost 70 years, and not since 1931, 1932 and 1933 have the popular averages performed this poorly on a rolling three-year basis. Nevertheless, we are determined to do better.

Dominating the investment landscape during the period was an unprecedented mix of terrorism fears, economic uncertainty, Middle East tension and the ever-widening corporate accounting and integrity scandals. Some good news is that a lot of stimulus remained in the system. Inflation hovered near zero, most bond yields were still quite attractive and excess inventories in select industries were somewhat worked down, although end demand is still very much in question.

Nevertheless, a steady flow of news regarding corporate fraud has been damaging. As this and other related issues escalated, the public's confidence continued to erode and the markets trended lower. It's quite clear that we will need to see some strong actions from both the government as well as the private sector on this issue before the markets begin to stabilize. Compelling stock valuations alone will not do it.

During the period, we continued to diversify your Fund by adding investments in the healthcare, insurance and consumer-branded products sectors while reducing our already downsized positions in technology. Some of the Fund's better-performing stocks included UnitedHealth Group and Oxford Health, both leaders in the managed healthcare industry, and Bank of America and Wells Fargo, two strong bank franchises.

Some of our poorer-performing stocks included our remaining investment in AOL Time Warner as well as our investments in the brokerage industry, including Goldman Sachs, Merrill Lynch and, to some extent, Citigroup and JP Morgan. During the period, we liquidated our positions in both Merrill Lynch and JP Morgan. Both companies have been ensnared in many of today's headline-grabbing scandals and their immediate futures remain too unpredictable.

One of our biggest disappointments during the period was our investment in AOL Time Warner. The easy and somewhat emotional thing to do would be to simply throw in the towel, sell it and move on - something I have been close to doing. Looking at things objectively, however, and having the benefit of some excellent research from our analysts, I believe the assets are too good. The "scandals" lack true merit and, at today's valuation, I cannot believe, if we take a long-term view from here, we won't make quite a bit of money on this position. Therefore, despite the stock's current unpopularity, I am willing to endure a while longer based on what I know now.

Finally, over the past three months alone, we have sold more stock than we have bought and, as a result, the cash position in your Fund was high at the end of the reporting period. I want to emphasize that this is simply a residual of our investment process and not in any way a macro call on "the market" as some have speculated. Simply put, when we can find companies we believe have an improving business and financial model, unquestioned managerial integrity and which are trading at a compelling valuation, we will invest your assets. When we are not convinced that all of those characteristics exist, we are content to wait patiently and continue our search.

I know the last three years have been disappointing, yet the Fund still ranks in the top 5% of all Lipper-ranked growth funds for the 1- and 5-year periods ended July 31, 2002.(2) Nonetheless, the Fund's returns have been disappointing, and I offer no excuses. However, we continue to do the focused research that we genuinely believe will pay off in the long run for our investors.

Thank you for your continued investment in Janus Adviser Capital Appreciation Fund.

Portfolio Asset Mix
(% of Net Assets)                             July 31, 2002        July 31, 2001
--------------------------------------------------------------------------------

Equities                                              72.1%                69.4%
  Foreign                                              0.8%                 9.5%
  Europe                                               0.8%                 4.2%
Top 10 Equities                                       45.4%                34.3%
Number of Stocks                                         28                   31
Cash and Cash Equivalents                             27.9%                30.6%

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of July 31, 2002, Lipper ranked Janus Adviser Capital Appreciation Fund 2 out of 315 large-cap growth funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

10  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002
--------------------------------------------------------------------------------
  1 Year                                                                (16.86)%
  5 Year                                                                   8.24%
  From Inception Date of Predecessor Fund 5/1/97                          12.99%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                                (23.62)%
  5 Year                                                                   0.45%
  From Inception Date of Predecessor Fund 5/1/97                           3.92%
--------------------------------------------------------------------------------

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The National Association of Securities Dealers Automated Quotation System (NASDAQ) is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via this system. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

        -----------------------------------------------------------------
        Average Annual Total Return - for the periods ended July 31, 2002

            One Year             Five Year             Since 5/1/97*
            (16.86)%               8.24%                   12.99%
        -----------------------------------------------------------------

Janus Adviser
Capital Appreciation
Fund
$18,988

S&P 500 Index
$12,236

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Capital Appreciation Fund and the S&P 500 Index. Janus Adviser Capital Appreciation Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through July 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Capital Appreciation Fund ($18,988) as compared to the S&P 500 Index ($12,236).

*Inception date of predecessor fund.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 72.1%
Aerospace and Defense - 3.7%
     267,940    General Dynamics Corp. ......................     $   21,681,705

Applications Software - 4.3%
     524,720    Microsoft Corp.* ............................         25,160,324

Athletic Footwear - 0.9%
     111,530    Nike, Inc. - Class B ........................          5,497,314

Diversified Financial Services - 2.4%
     429,321    Citigroup, Inc. .............................         14,399,426

Diversified Operations - 2.3%
     105,275    3M Co. ......................................         13,246,753

Finance - Consumer Loans - 2.3%
     148,660    SLM Corp. ...................................         13,528,060

Finance - Investment Bankers/Brokers - 4.1%
     327,195    Goldman Sachs Group, Inc. ...................         23,934,314

Finance - Mortgage Loan Banker - 1.0%
      77,230    Fannie Mae ..................................          5,783,755

Food - Diversified - 0.3%
      35,045    Unilever N.V. (New York Shares) .............     $    1,974,786

Health Care Cost Containment - 0.6%
     103,480    McKesson Corp. ..............................          3,406,562

Insurance Brokers - 0.9%
     105,510    Marsh & McLennan Companies, Inc. ............          5,053,929

Medical - Biomedical and Genetic - 0.7%
     118,075    Genentech, Inc.* ............................          4,103,106

Medical - HMO - 9.1%
     315,000    Oxford Health Plans, Inc.* ..................         13,551,300
     453,240    UnitedHealth Group, Inc. ....................         39,731,018

                                                                      53,282,318

Medical Instruments - 4.2%
     609,605    Medtronic, Inc. .............................         24,628,042

Multi-Line Insurance - 5.0%
     461,920    American International Group, Inc. ..........         29,525,926

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2002  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Multimedia - 5.1%
   1,640,507    AOL Time Warner, Inc.* ......................     $   18,865,830
     287,400    Viacom, Inc. - Class B* .....................         11,185,608

                                                                      30,051,438

Oil Companies - Exploration and Production - 2.4%
     329,525    Anadarko Petroleum Corp. ....................         14,334,338

Oil Companies - Integrated - 3.6%
      57,695    BP PLC (ADR) ................................          2,677,048
     500,815    Exxon Mobil Corp. ...........................         18,409,959

                                                                      21,087,007

Retail - Building Products - 1.9%
     367,687    Home Depot, Inc. ............................         11,354,175

Retail - Regional Department Stores - 1.9%
     166,520    Kohl's Corp.* ...............................         10,990,320

Satellite Telecommunications - 0.9%
     323,967    EchoStar Communications Corp.* ..............          5,283,902

Super-Regional Banks - 10.3%
     431,635    Bank of America Corp. .......................         28,703,727
     626,960    Wells Fargo & Co. ...........................         31,887,186

                                                                      60,590,913

Transportation - Services - 3.9%
     348,670    United Parcel Service, Inc. - Class B .......         22,782,098

Wireless Equipment - 0.3%
      59,985    QUALCOMM, Inc.* .............................          1,648,388
--------------------------------------------------------------------------------
Total Common Stock (cost $461,490,842) ......................        423,328,899
--------------------------------------------------------------------------------
Repurchase Agreement - 13.5%
$ 79,700,000    ABN AMRO Bank N.V., 1.84%
                  dated 7/31/02, maturing 8/1/02
                  to be repurchased at $79,704,074
                  collateralized by $91,423,062
                  in U.S. Government Obligations
                  2.63875%-8.50%, 6/15/09-8/1/32
                  with a value of $81,294,031
                  (cost $79,700,000) ........................         79,700,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 17.0%
                Federal Home Loan Bank System:
  50,000,000      1.71%, 9/9/02 .............................         49,907,375
  50,000,000      1.67%, 9/27/02 ............................         49,867,792
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $99,775,167) .         99,775,167
--------------------------------------------------------------------------------
Total Investments (total cost $640,966,009) - 102.6% ........        602,804,066
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.6%)     (15,532,823)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  587,271,243
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Netherlands                                          0.3%         $    1,974,786
United Kingdom                                       0.5%              2,677,048
United States++                                     99.2%            598,152,232
--------------------------------------------------------------------------------
Total                                              100.0%         $  602,804,066

++Includes Short-Term Securities (69.5% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

12  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER CORE EQUITY FUND                 Karen L. Reidy, portfolio manager

Janus Adviser Core Equity Fund lost 18.21% during the 12 months ended July 31, 2002, while its benchmark, the Standard & Poor's 500 Index, dropped 23.62%.(1) This performance earned the fund a top-decile ranking for the one-year period ended July 31, 2002, placing it 68th out of 854 large-cap core funds tracked by Lipper, a Reuters company and leading mutual fund rating company.(2)

[PHOTO]

A host of weighty issues conspired against equity markets during the period. After collapsing in the wake of the September terrorist attacks, stocks staged a comeback at year-end on investor optimism for a recovery in the economy and company earnings in 2002. But shares turned lukewarm in the new year as fears over the accounting scandal that brought down energy trader Enron tainted the broader market. Still, interest rates at historic lows, rising industrial production and near-record home sales provided reasons for hope. But that hope quickly faded as faith in corporate America wavered. With signs the economic rebound was stalling and consumer confidence slipping, investors bid shares sharply lower in June and July. In the end, the most-watched U.S. equity benchmarks racked up big losses for the period.

Despite this negative environment, many of our holdings fared well. Minnesota Mining & Manufacturing, the 100-year-old industrial giant that officially changed its name to 3M in April, is one such example. Amid slowing growth in the U.S. and cooling demand overseas, the company has benefited from the leadership of new CEO Jim McNerny, who has implemented several aggressive cost-cutting and efficiency programs he learned during his tenure at General Electric. Among his most important initiatives is a new focus on pay for performance to motivate top executives. After only a year on the job, McNerny's strategic restructuring has already produced rising profits in the face of weaker sales. What's more, we believe improvements in working capital and free cash flow should provide a steady tailwind for the stock going forward.

Anheuser-Busch was a winner as well. The brewer, a company I've owned since I became manager of the Fund, typifies the kind of businesses I want to own. Over the years, the maker of Budweiser, Bud Light, Busch, Michelob and other specialty brands has impressed me with its rising free cash flow, declining capital intensity and dominant and growing market share. All in all, the company's consistent performance and top-notch management team continue to win my confidence.

Also among our standouts was Tenet Healthcare. Since the early 1990s, the corporation has focused its efforts on acquiring unprofitable hospitals at reasonable prices in geographic proximity to one another. Contributing to the success of this acquisition strategy is the fact that Tenet purchases facilities in areas populated by affluent retirees and then transforms them into hospitals offering specialized care in, for instance, cardiology or orthopedics. This allows Tenet to better leverage costs, resulting in improved margins and accelerating free cash flow growth. We expect above-average growth in admissions and a healthy pricing environment to provide further support for Tenet's stock going forward.

On the downside, Citigroup proved a disappointment. With investors focused on confidence issues, the financial services powerhouse suffered from its loan exposure to bankrupt long-distance phone company WorldCom and struggling Latin American economies. Compounding this negative sentiment were allegations that Wall Street research departments deceived investors with misleading stock recommendations and an SEC probe into accusations that Citigroup helped Enron hide debt. Still, we're impressed with Citigroup's strong fundamentals and attractive valuation and believe the franchise will reward us over the long run.

Elsewhere, payroll and tax filing processor Automatic Data Processing fell victim to the recession and hindered our results. As companies began to feel the effects of a sluggish economy, many were forced to lay off employees to boost the bottom line. Consequently, ADP saw its pays per control, or the number of employees on payroll, decline. At the same time, client losses increased when the slowdown required that businesses become more price sensitive. Nevertheless, we believe the pace of job creation and hiring will accelerate as the economy starts to pick up. While the double-digit earnings growth the firm enjoyed for over four decades may be behind us, we are confident that ADP's business will bounce back.

Looking ahead, despite the most attractive equity market valuations in years, I believe that emotions - more than fundamental weakness - may continue to drive the market. However, I am confident that if we roll up our sleeves and make our best efforts to understand the business prospects, balance sheets and cash flow statements of potential investments, we will find solid opportunities that will potentially reward us over the long term.

Thank you for investing in Janus Adviser Core Equity Fund.

Portfolio Asset Mix
(% of Net Assets)                             July 31, 2002        July 31, 2001
--------------------------------------------------------------------------------

Equities                                              88.5%                81.4%
  Foreign                                              7.9%                 4.5%
Top 10 Equities                                       25.9%                27.1%
Number of Stocks                                         78                   63
Cash, Cash Equivalents
  and Fixed Income Securities                         11.5%                18.6%

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of July 31, 2002, Lipper ranked Janus Adviser Core Equity Fund 2 out of 399 large-cap core funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                         Janus Adviser Series  July 31, 2002  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002
--------------------------------------------------------------------------------
  1 Year                                                                (18.21)%
  5 Year                                                                   8.20%
  From Inception Date of Predecessor Fund 5/1/97                          12.73%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                                (23.62)%
  5 Year                                                                   0.45%
  From Inception Date of Predecessor Fund 5/1/97                           3.92%
--------------------------------------------------------------------------------

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

        -----------------------------------------------------------------
        Average Annual Total Return - for the periods ended July 31, 2002

            One Year             Five Year             Since 5/1/97*
            (18.21)%               8.20%                  12.73%
        -----------------------------------------------------------------

Janus Adviser
Core Equity Fund
$18,760

S&P 500 Index
$12,236

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Core Equity Fund and the S&P 500 Index. Janus Adviser Core Equity Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through July 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Core Equity Fund ($18,760) as compared to the S&P 500 Index ($12,236).

*Inception date of predecessor fund.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 86.4%
Advertising Sales - 0.9%
       4,590    Lamar Advertising Co.* ......................     $      144,952

Applications Software - 1.0%
       3,270    Microsoft Corp.* ............................            156,796

Automotive - Cars and Light Trucks - 3.3%
       4,354    BMW A.G. ....................................            163,920
      17,060    Ford Motor Co. ..............................            229,798
       2,980    General Motors Corp. ........................            138,719

                                                                         532,437

Automotive - Truck Parts and Equipment - 1.9%
       3,665    Autoliv A.B. (SDR) ..........................             80,752
       6,690    Delphi Corp. ................................             66,632
       3,820    Lear Corp.* .................................            164,642

                                                                         312,026

Beverages - Non-Alcoholic - 1.6%
       5,985    PepsiCo, Inc. ...............................            256,996

Beverages - Wine and Spirits - 1.3%
      17,741    Diageo PLC ..................................     $      215,069

Brewery - 2.6%
       8,251    Anheuser-Busch Companies, Inc. ..............            426,659

Broadcast Services and Programming - 1.4%
       2,170    Clear Channel Communications, Inc.* .........             56,528
      20,730    Liberty Media Corp. - Class A* ..............            162,938

                                                                         219,466

Cable Television - 0.9%
       3,141    Comcast Corp. - Special Class A* ............             65,647
       3,090    Cox Communications, Inc. - Class A* .........             85,439

                                                                         151,086

Chemicals - Diversified - 1.1%
       4,170    E.I. du Pont de Nemours and Co. .............            174,765

Computer Services - 0.4%
       1,970    Electronic Data Systems Corp. ...............             72,437

See Notes to Schedules of Investments and Financial Statements

14  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER CORE EQUITY FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Computers - 0.4%
       3,850    Apple Computer, Inc.* .......................     $       58,751

Computers - Peripheral Equipment - 1.2%
       3,890    Lexmark International Group, Inc. - Class A*             190,143

Consulting Services - 0.5%
       4,875    Accenture, Ltd. - Class A (New York Shares)*              80,438

Cosmetics and Toiletries - 2.7%
       5,000    Colgate-Palmolive Co. .......................            256,750
       1,935    Procter & Gamble Co. ........................            172,196

                                                                         428,946

Data Processing and Management - 3.3%
      10,392    Automatic Data Processing, Inc. .............            387,518
       4,130    First Data Corp. ............................            144,344

                                                                         531,862

Diversified Financial Services - 3.1%
      11,306    Citigroup, Inc. .............................            379,203
       2,845    Morgan Stanley Co. ..........................            114,796

                                                                         493,999

Diversified Operations - 8.1%
       3,165    3M Co. ......................................            398,252
      18,623    Bombardier, Inc. - Class B ..................            140,827
       8,769    General Electric Co. ........................            282,362
      14,840    Honeywell International, Inc. ...............            480,222

                                                                       1,301,663

Electronic Design Automation - 0.6%
       7,223    Cadence Design Systems, Inc.* ...............             89,926

Engineering - Research and Development - 1.0%
       4,830    Fluor Corp. .................................            155,043

Engines - Internal Combustion - 0.2%
       1,065    Cummins, Inc. ...............................             34,400

Finance - Consumer Loans - 1.4%
       5,220    Household International, Inc. ...............            222,737

Finance - Investment Bankers/Brokers - 1.8%
      11,615    J.P. Morgan Chase & Co. .....................            289,910

Food - Diversified - 1.8%
       7,395    H.J. Heinz Co. ..............................            284,338

Food - Meat Products - 0.4%
       5,405    Tyson Foods, Inc. - Class A .................             68,373

Food - Retail - 1.1%
       9,055    Kroger Co.* .................................            176,391

Hotels and Motels - 1.4%
       5,280    Fairmont Hotels and Resorts, Inc.
                  (New York Shares) .........................            126,984
       3,970    Starwood Hotels & Resorts Worldwide, Inc. ...            102,029

                                                                         229,013

Instruments - Controls - 0.4%
       2,345    Mettler-Toledo International, Inc.* .........             66,715

Insurance Brokers - 3.4%
      11,520    Marsh & McLennan Companies, Inc. ............            551,808

Life and Health Insurance - 2.1%
      10,790    AFLAC, Inc. .................................            338,914

Medical - Drugs - 2.6%
       9,570    Schering-Plough Corp. .......................     $      244,035
       4,450    Wyeth .......................................            177,555

                                                                         421,590

Medical - Hospitals - 1.6%
       5,465    Tenet Healthcare Corp.* .....................            260,407

Medical Products - 0.5%
       1,635    Johnson & Johnson ...........................             86,655

Multi-Line Insurance - 3.2%
       3,185    Allstate Corp. ..............................            121,062
       6,100    American International Group, Inc. ..........            389,912

                                                                         510,974

Multimedia - 5.3%
       7,560    AOL Time Warner, Inc.* ......................             86,940
       2,935    Entravision Communications Corp.* ...........             29,350
       5,450    Gannett Company, Inc. .......................            391,910
       8,743    Viacom, Inc. - Class B* .....................            340,278

                                                                         848,478

Oil Companies - Exploration and Production - 2.1%
       2,980    Apache Corp. ................................            153,470
       5,135    Burlington Resources, Inc. ..................            187,684

                                                                         341,154

Oil Companies - Integrated - 3.6%
       2,855    EnCana Corp. ................................             80,555
       2,850    EnCana Corp. (New York Shares) ..............             80,712
      11,245    Exxon Mobil Corp. ...........................            413,366

                                                                         574,633

Pipelines - 0.3%
       2,000    Kinder Morgan Management LLC* ...............             55,000

Property and Casualty Insurance - 2.0%
       2,275    Chubb Corp. .................................            147,625
       2,230    XL Capital, Ltd. - Class A ..................            165,243

                                                                         312,868

Reinsurance - 2.2%
         155    Berkshire Hathaway, Inc. - Class B* .........            354,485

Retail - Apparel and Shoe - 0.4%
       5,360    Gap, Inc. ...................................             65,124

Retail - Discount - 1.9%
       5,735    Target Corp. ................................            191,262
       2,224    Wal-Mart Stores, Inc. .......................            109,376

                                                                         300,638

Semiconductor Components/Integrated Circuits - 1.2%
       3,042    Linear Technology Corp. .....................             82,377
       3,244    Maxim Integrated Products, Inc.* ............            114,124

                                                                         196,501

Super-Regional Banks - 2.8%
       2,455    Bank of America Corp. .......................            163,258
      13,264    U.S. Bancorp ................................            283,717

                                                                         446,975

Telephone - Integrated - 0.6%
       9,700    AT&T Corp. ..................................             98,746

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2002  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER CORE EQUITY FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Tobacco - 0.5%
       1,740    Philip Morris Companies, Inc. ...............     $       80,127

Toys - 1.0%
       8,680    Mattel, Inc. ................................            163,271

Transportation - Air Freight - 2.0%
      10,250    CNF, Inc. ...................................            326,258

Transportation - Services - 1.3%
       4,030    FedEx Corp. .................................            205,329
--------------------------------------------------------------------------------
Total Common Stock (cost $15,378,162) .......................         13,905,272
--------------------------------------------------------------------------------
Corporate Bonds - 0%
Brewery - 0%
$      5,000    Anheuser-Busch Companies, Inc., 6.00%
                  senior notes, due 4/15/11 .................              5,312
--------------------------------------------------------------------------------
Cellular Telecommunications - 0%
       5,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................              4,625
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $9,972) .........................              9,937
--------------------------------------------------------------------------------
Preferred Stock - 2.1%
Automotive - Cars and Light Trucks - 2.0%
       3,075    Ford Motor Company Capital Trust II
                  convertible, 6.50% ........................            156,056
       3,575    General Motors Corp. - Series A
                  convertible, 4.50% ........................             88,910
         162    Porsche A.G. ................................             73,855

                                                                         318,821

Publishing - Newspapers - 0.1%
         279    Tribune Co., convertible, 2.00% .............             17,717
--------------------------------------------------------------------------------
Total Preferred Stock (cost $333,058) .......................            336,538
--------------------------------------------------------------------------------
Repurchase Agreement - 12.4%
$  2,000,000    ABN AMRO Bank N.V., 1.84%
                  dated 7/31/02, maturing 8/1/02
                  to be repurchased at $2,000,102
                  collateralized by $2,294,180
                  in U.S. Government Obligations
                  2.63875%-8.50%, 6/15/09-8/1/32
                  with a value of $2,040,001
                  (cost $2,000,000) .........................          2,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $17,721,192) - 100.9% .........         16,251,747
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.9%)        (150,741)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $   16,101,006
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              1.5%         $      245,681
Canada                                               2.6%                429,078
Germany                                              1.5%                237,775
Sweden                                               0.5%                 80,752
Switzerland                                          0.4%                 66,715
United Kingdom                                       1.3%                215,069
United States++                                     92.2%             14,976,677
--------------------------------------------------------------------------------
Total                                              100.0%         $   16,251,747

++Includes Short-Term Securities (79.8% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

16  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER BALANCED FUND                    Karen L. Reidy, portfolio manager

For the 12 months ended July 31, 2002, Janus Adviser Balanced Fund fell 6.97%. By comparison, the S&P 500 Index, the benchmark for the equity portion of the Fund, dropped 23.62%, and the Lehman Brothers Government/Credit Index, the Fund's fixed-income benchmark, gained 6.89%.(1) This performance earned the Fund a top-decile ranking for the one-year period ended July 31, 2002, placing it 35th out of 501 balanced funds tracked by Lipper, a Reuters company and leading mutual fund rating company.(2)

[PHOTO]

Stocks were weighed down by a barrage of bad news during the period. Falling sharply in the aftermath of the terrorist attacks, equity markets quickly regained their footing and by year-end had recovered most of their September losses. However, that positive momentum lost steam in the new year as a crisis of confidence, triggered by the collapse of energy trader Enron, pressured share prices across the board. Although the economy appeared to be slowly climbing out of recession as interest rates hovered at 40-year lows and consumer spending remained healthy, these encouraging signs were eclipsed by seemingly endless disclosures of corporate deception, undermining the confidence of investors and consumers alike. Threats of terrorist attacks in the U.S. and escalating violence in the Middle East also took a toll.

Bonds benefited in this unfavorable equity environment as investors turned to debt securities for their relative stability and safety. By the end of July, U.S. Treasuries were on track to beat stock returns for the third year in a row. Meanwhile, gross domestic product grew at a slower-than-expected 1.1% annual rate in the second quarter, an indication the economy was still weak. Consequently, we maintained a fixed-income weighting of roughly 45% during the period.

On the equity side, 3M supported our results. The maker of products ranging from Post-It Notes to medical software has benefited from a strategic restructuring plan implemented by new Chairman and CEO Jim McNerny, a former GE executive. With a fresh perspective on the 100-year-old company, McNerny saw 3M's antiquated management processes as a roadblock to growth. As such, he has put in place several initiatives designed to improve working capital and free cash flow and has established a pay-for-performance compensation system as an incentive for top employees. Additionally, McNerny is aiming to use 3M's extensive international distribution channels to drive revenues higher.

Another standout was Anheuser-Busch. The brewer epitomizes everything we look for in an investment: improving free cash flow, declining capital intensity and, as the maker of Budweiser, Bud Light, Michelob and other specialty brands, dominant market share. No question, Anheuser-Busch's management team not only has executed skillfully on its business plan by delivering consistent, predictable earnings, but it also continues to gain our respect.

Procter & Gamble was a winner as well. Over the past two years, the largest U.S. household-goods maker has undergone a sweeping restructuring as new CEO A.G. Lafley streamlined the company's product line and concentrated on core brands. This initiative has helped reduce costs and resulted in a more focused marketing effort and higher sales. Furthermore, we are gratified by the firm's successful integration of hair-care company Clairol. Our conviction was rewarded as Procter & Gamble's earnings continued to rise.

On the downside, Citigroup hindered our results. Shares of the financial services powerhouse retreated on concerns over its loan exposure to bankrupt long-distance phone company WorldCom as well as potential financial crises in Latin America. Meanwhile, an investigation by the Securities and Exchange Commission into whether Citigroup helped Enron disguise loans as sales also worked against the stock. Nevertheless, given Citigroup's strong fundamentals and attractive valuation, we remain firm believers in the franchise.

Payroll and tax filing processor Automatic Data Processing was also a disappointment. As the economy slipped into recession and companies laid off employees to cut costs and shore up their balance sheets, ADP struggled when its pays per control, or the number of employees on payroll, declined. Although the days of double-digit revenue growth may not return any time soon, with the economy showing signs of a turnaround and unemployment starting to level off, we expect ADP to benefit as companies gradually begin to add workers.

Looking ahead, emotions, rather than fundamental economic data, may continue to drive the market. Even so, I believe in our ability to do high-quality research and am intently focused on using the market disruption to find compelling opportunities, both in equities and corporate bonds. As always, we will focus on companies with rising returns on capital, improving free cash flow, healthy capital structures and managements that have proven to be good shepherds of capital - regardless of the economic or market environment.

Thank you for investing in Janus Adviser Balanced Fund.

Portfolio Asset Mix
(% of Net Assets)                             July 31, 2002        July 31, 2001
--------------------------------------------------------------------------------

Equities                                              43.7%                44.0%
Top 10 Equities                                       15.0%                16.0%
Number of Stocks                                         72                   67
Fixed-Income Securities
  U.S. Government Obligations                         22.6%                20.5%
  Corporate Bonds/Warrants
    Investment Grade                                  17.6%                18.5%
    High-Yield/High-Risk                               0.5%                 1.3%
Preferred Stock                                        1.4%                 1.3%
Cash and Cash Equivalents                             14.2%                14.4%

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of July 31, 2002, Lipper ranked Janus Adviser Balanced Fund 2 out of 308 balanced funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                         Janus Adviser Series  July 31, 2002  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002
--------------------------------------------------------------------------------
  1 Year                                                                 (6.97)%
  5 Year                                                                   9.19%
  From Inception Date of Predecessor Fund 9/13/93                         12.02%
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index
  1 Year                                                                   6.89%
  5 Year                                                                   7.09%
  From Inception Date of Predecessor Fund 9/13/93                          6.61%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                                (23.62)%
  5 Year                                                                   0.45%
  From Inception Date of Predecessor Fund 9/13/93                          9.96%
--------------------------------------------------------------------------------

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Government/Credit Index is composed of all bonds that are investment grade with at least one year until maturity. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

        -----------------------------------------------------------------
        Average Annual Total Return - for the periods ended July 31, 2002

            One Year             Five Year             Since 9/13/93*
             (6.97)%               9.19%                   12.02%
        -----------------------------------------------------------------

Janus Adviser
Balanced Fund
$27,407

S&P 500 Index
$23,249

Lehman Brothers
Government/Credit
Index
$17,665

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Balanced Fund, S&P 500 Index and Lehman Brothers Government/ Credit Index. Janus Adviser Balanced Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Government/Credit Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through July 31, 2002. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Adviser Balanced Fund ($27,407) as compared to the S&P 500 Index ($23,249) and the Lehman Brothers Government/Credit Index ($17,665).

*Inception date of predecessor fund.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 43.7%
Applications Software - 0.5%
      82,840    Microsoft Corp.* ............................     $    3,972,178

Automotive - Cars and Light Trucks - 1.9%
     179,140    BMW A.G. ....................................          6,744,293
     342,935    Ford Motor Co. ..............................          4,619,334
      59,150    General Motors Corp. ........................          2,753,433

                                                                      14,117,060

Automotive - Truck Parts and Equipment - 0.8%
     146,075    Delphi Corp. ................................          1,454,907
     102,000    Lear Corp.* .................................          4,396,200

                                                                       5,851,107

Beverages - Non-Alcoholic - 0.6%
      99,695    PepsiCo, Inc. ...............................          4,280,903

Beverages - Wine and Spirits - 0.9%
     565,308    Diageo PLC ..................................          6,853,074


Brewery - 1.4%
     202,316    Anheuser-Busch Companies, Inc. ..............     $   10,461,760

Broadcast Services and Programming - 0.5%
     495,070    Liberty Media Corp. - Class A* ..............          3,891,250

Cable Television - 0.5%
      96,106    Comcast Corp. - Special Class A* ............          2,008,615
      68,540    Cox Communications, Inc. - Class A* .........          1,895,131

                                                                       3,903,746

Chemicals - Diversified - 0.6%
     107,855    E.I. du Pont de Nemours and Co. .............          4,520,203

Computer Services - 0.2%
      31,220    Electronic Data Systems Corp. ...............          1,147,959

Computers - 0.2%
     106,455    Apple Computer, Inc.* .......................          1,624,503

Computers - Peripheral Equipment - 0.7%
     100,195    Lexmark International Group, Inc. - Class A*           4,897,532

See Notes to Schedules of Investments and Financial Statements

18  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER BALANCED FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Consulting Services - 0.3%
     142,310    Accenture, Ltd. - Class A (New York Shares)*      $    2,348,115

Cosmetics and Toiletries - 1.1%
      86,515    Colgate-Palmolive Co. .......................          4,442,545
      44,550    Procter & Gamble Co. ........................          3,964,505

                                                                       8,407,050

Data Processing and Management - 1.9%
     296,611    Automatic Data Processing, Inc. .............         11,060,624
      82,290    First Data Corp. ............................          2,876,036

                                                                      13,936,660

Diversified Financial Services - 1.8%
     317,962    Citigroup, Inc. .............................         10,664,445
      61,195    Morgan Stanley Co. ..........................          2,469,218

                                                                      13,133,663

Diversified Minerals - 0%
         710    Companhia Vale do Rio Doce (ADR)* ...........             17,395

Diversified Operations - 4.8%
      91,250    3M Co. ......................................         11,481,988
     429,954    Bombardier, Inc. - Class B ..................          3,251,306
     220,261    General Electric Co. ........................          7,092,404
     448,735    Honeywell International, Inc. ...............         14,521,065

                                                                      36,346,763

Electronic Components - Semiconductors - 0.3%
      84,493    Texas Instruments, Inc. .....................          1,956,013

Electronic Design Automation - 0.4%
     240,408    Cadence Design Systems, Inc.* ...............          2,993,080

Engineering - Research and Development - 0.6%
     130,150    Fluor Corp. .................................          4,177,815

Finance - Consumer Loans - 0.6%
     100,685    Household International, Inc. ...............          4,296,229

Finance - Credit Card - 0.4%
      82,000    American Express Co. ........................          2,891,320

Finance - Investment Bankers/Brokers - 1.2%
     351,615    J.P. Morgan Chase & Co. .....................          8,776,310

Food - Diversified - 1.0%
     188,875    H.J. Heinz Co. ..............................          7,262,244

Food - Retail - 0.4%
     172,985    Kroger Co.* .................................          3,369,748

Hotels and Motels - 0.1%
      43,078    Fairmont Hotels and Resorts, Inc.
                  (New York Shares) .........................          1,036,026

Insurance Brokers - 1.9%
     294,800    Marsh & McLennan Companies, Inc. ............         14,120,920

Life and Health Insurance - 1.0%
     245,725    AFLAC, Inc. .................................          7,718,222

Medical - Drugs - 1.4%
     254,890    Schering-Plough Corp. .......................          6,499,695
     109,440    Wyeth .......................................          4,366,656

                                                                      10,866,351

Medical - Hospitals - 1.0%
     162,990    Tenet Healthcare Corp.* .....................          7,766,474

Medical Products - 0.3%
      40,895    Johnson & Johnson ...........................          2,167,435

Motorcycle and Motor Scooter Manufacturing - 0.2%
      33,387    Harley-Davidson, Inc. .......................          1,581,208

Multi-Line Insurance - 1.0%
     117,985    American International Group, Inc. ..........     $    7,541,601

Multimedia - 3.1%
     222,350    AOL Time Warner, Inc.* ......................          2,557,025
     113,910    Gannett Company, Inc. .......................          8,191,268
     285,530    Viacom, Inc. - Class B* .....................         11,112,828
      65,655    Walt Disney Co. .............................          1,164,063

                                                                      23,025,184

Oil Companies - Exploration and Production - 1.2%
      66,365    Apache Corp. ................................          3,417,798
     158,723    Burlington Resources, Inc. ..................          5,801,326

                                                                       9,219,124

Oil Companies - Integrated - 2.0%
      27,452    EnCana Corp. ................................            774,570
      84,900    EnCana Corp. (New York Shares) ..............          2,404,368
     321,180    Exxon Mobil Corp. ...........................         11,806,577

                                                                      14,985,515

Property and Casualty Insurance - 1.1%
      64,965    Chubb Corp. .................................          4,215,579
      53,425    XL Capital, Ltd. - Class A ..................          3,958,793

                                                                       8,174,372

Reinsurance - 1.1%
       3,749    Berkshire Hathaway, Inc. - Class B* .........          8,573,963

Retail - Apparel and Shoe - 0.1%
      92,660    Gap, Inc. ...................................          1,125,819

Retail - Discount - 0.9%
     104,590    Target Corp. ................................          3,488,077
      62,535    Wal-Mart Stores, Inc. .......................          3,075,471

                                                                       6,563,548

Semiconductor Components/Integrated Circuits - 0.5%
      52,163    Linear Technology Corp. .....................          1,412,574
      64,358    Maxim Integrated Products, Inc.* ............          2,264,114

                                                                       3,676,688

Super-Regional Banks - 1.7%
      85,895    Bank of America Corp. .......................          5,712,018
     324,487    U.S. Bancorp ................................          6,940,777

                                                                      12,652,795

Telephone - Integrated - 0.4%
     278,180    AT&T Corp. ..................................          2,831,872

Tobacco - 0.3%
      48,675    Philip Morris Companies, Inc. ...............          2,241,484

Toys - 0.3%
     114,195    Mattel, Inc. ................................          2,148,008

Transportation - Services - 0.5%
      76,115    FedEx Corp. .................................          3,878,059
--------------------------------------------------------------------------------
Total Common Stock (cost $363,430,863) ......................        327,328,348
--------------------------------------------------------------------------------
Corporate Bonds - 18.1%
Aerospace and Defense - 1.0%
                Lockheed Martin Corp.:
$  2,150,000      7.25%, company guaranteed notes
                  due 5/15/06 ...............................          2,375,750
   1,895,000      8.20%, notes, due 12/1/09 .................          2,207,675
   2,300,000      7.65%, company guaranteed notes
                  due 5/1/16 ................................          2,682,375

                                                                       7,265,800

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2002  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER BALANCED FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Appliances - 0.3%
$  1,925,000    Maytag Corp., 6.875%
                  notes, due 12/1/06 ........................     $    2,112,688

Automotive - Truck Parts and Equipment - 0.5%
   2,355,000    Delphi Corp., 6.55%
                  notes, due 6/15/06 ........................          2,496,300
   1,020,000    Lear Corp., 7.96%
                  company guaranteed notes, due 5/15/05 .....          1,054,425

                                                                       3,550,725

Beverages - Non-Alcoholic - 0.9%
                Coca-Cola Enterprises, Inc.:
   2,155,000      5.375%, notes, due 8/15/06 ................          2,265,444
   2,073,000      7.125%, notes, due 9/30/09 ................          2,332,125
   2,145,000      6.125%, notes, due 8/15/11 ................          2,265,656

                                                                       6,863,225

Brewery - 1.2%
                Anheuser-Busch Companies, Inc.:
   1,770,000      5.375%, notes, due 9/15/08 ................          1,862,925
   2,650,000      5.65%, notes, due 9/15/08 .................          2,825,562
     300,000      5.125%, notes, due 10/1/08 ................            311,250
     600,000      5.75%, notes, due 4/1/10 ..................            628,500
   1,216,000      6.00%, senior notes, due 4/15/11 ..........          1,292,000
     230,000      7.55%, notes, due 10/1/30 .................            270,825
     325,000      6.80%, notes, due 1/15/31 .................            350,594
   1,095,000      6.80%, notes, due 8/20/32 .................          1,181,231

                                                                       8,722,887

Broadcast Services and Programming - 0.2%
   1,790,000    Clear Channel Communications, Inc., 6.00%
                  notes, due 11/1/06 ........................          1,642,325

Cable Television - 0.4%
     385,000    Comcast Cable Communications, Inc.
                  7.125%, senior notes, due 6/15/13 .........            328,212
                Cox Communications, Inc.:
     225,000      7.50%, notes, due 8/15/04 .................            221,906
     118,000      7.75%, notes, due 8/15/06 .................            113,280
   2,270,000    TCI Communications, Inc., 6.375%
                  senior notes, due 5/1/03 ..................          2,250,138

                                                                       2,913,536

Cellular Telecommunications - 0.1%
     671,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................            620,675

Chemicals - Diversified - 0.3%
   2,310,000    Dow Chemical Co., 6.125%
                  notes, due 2/1/11 .........................          2,304,225

Commercial Banks - 0.2%
   1,655,000    US Bank N.A., 5.70%
                  notes, due 12/15/08 .......................          1,741,887

Computers - 0.2%
   1,420,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 ........................          1,412,900
                Sun Microsystems, Inc.:
     288,000      7.35%, senior notes, due 8/15/04 ..........            300,960
      42,000      7.65%, senior notes, due 8/15/09 ..........             43,417

                                                                       1,757,277

Cosmetics and Toiletries - 0.2%
$  1,280,000    International Flavors & Fragrances, Inc.
                  6.45%, notes, due 5/15/06 .................     $    1,360,000

Diversified Financial Services - 1.8%
                Citigroup, Inc.:
   2,520,000      7.25%, subordinated notes, due 10/1/10 ....          2,746,800
     705,000      6.625%, notes, due 6/15/32 ................            684,731
                General Electric Capital Corp.:
   1,250,000      5.375%, notes, due 1/15/03 ................          1,268,750
   3,840,000      5.375%, notes, due 4/23/04 ................          4,008,000
   2,370,000      5.35%, notes, due 3/30/06 .................          2,467,762
   2,235,000      6.75%, notes, due 3/15/32 .................          2,226,619

                                                                      13,402,662

Diversified Operations - 0.4%
                Honeywell International, Inc.:
   1,480,000      5.125%, notes, due 11/1/06 ................          1,520,700
   1,190,000      6.125%, notes, due 11/1/11 ................          1,239,087

                                                                       2,759,787

Finance - Auto Loans - 0.9%
                General Motors Acceptance Corp.:
   1,985,000      6.75%, notes, due 12/10/02 ................          2,009,813
   1,325,000      5.80%, notes, due 3/12/03 .................          1,344,875
   1,875,000      5.36%, notes, due 7/27/04 .................          1,900,781
   1,495,000      5.25%, notes, due 5/16/05 .................          1,502,475

                                                                       6,757,944

Finance - Consumer Loans - 0.8%
   1,320,000    American General Finance Corp., 5.875%
                  notes, due 7/14/06 ........................          1,394,250
                Household Finance Corp.:
   1,091,000      6.00%, notes, due 5/1/04 ..................          1,106,001
   2,640,000      6.50%, notes, due 1/24/06 .................          2,640,000
     810,000      6.75%, notes, due 5/15/11 .................            765,450

                                                                       5,905,701

Finance - Credit Card - 0.3%
                American Express Co.:
   1,079,000      6.75%, senior unsubordinated notes
                  due 6/23/04 ...............................          1,159,925
   1,090,000      4.25%, notes, due 2/7/05 ..................          1,118,612

                                                                       2,278,537

Finance - Investment Bankers/Brokers - 0.8%
                J.P. Morgan Chase & Co.:
   1,482,000      5.25%, notes, due 5/30/07 .................          1,504,230
   2,025,000      6.625%, subordinated notes, due 3/15/12 ...          2,108,531
   2,005,000    Salomon Smith Barney Holdings, Inc., 6.50%
                  notes, due 2/15/08 ........................          2,182,944

                                                                       5,795,705

Food - Diversified - 0.7%
                General Mills, Inc.:
   1,460,000      5.125%, notes, due 2/15/07 ................          1,487,375
     965,000      6.00%, notes, due 2/15/12 .................            977,063
                Kellogg Co.:
   2,510,000      5.50%, notes, due 4/1/03 ..................          2,553,925
     400,000      7.45%, debentures, due 4/1/31 .............            451,500

                                                                       5,469,863

See Notes to Schedules of Investments and Financial Statements

20  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Food - Retail - 1.7%
$  1,645,000    Fred Meyer, Inc., 7.45%
                  company guaranteed notes, due 3/1/08 ......     $    1,830,063
                Kroger Co.:
   1,075,000      7.80%, notes, due 8/15/07 .................          1,216,094
     777,000      7.00%, senior notes, due 5/1/18 ...........            801,281
   2,245,000      6.80%, notes, due 12/15/18 ................          2,247,806
   1,070,000      7.50%, company guaranteed notes
                  due 4/1/31 ................................          1,140,888
                Safeway, Inc.:
   1,300,000      6.15%, notes, due 3/1/06 ..................          1,392,625
   1,047,000      6.50%, notes, due 11/15/08 ................          1,132,069
   1,400,000      6.50%, notes, due 3/1/11 ..................          1,477,000
   1,700,000      7.25%, debentures, due 2/1/31 .............          1,821,125

                                                                      13,058,951

Food - Wholesale/Distribution - 0.1%
     750,000    Pepsi Bottling Holdings, Inc., 5.625%
                  company guaranteed notes, due 2/17/09+ ....            781,875

Hotels and Motels - 0.2%
                Starwood Hotels & Resorts Worldwide, Inc.:
     740,000      7.375%, notes, due 5/1/07 .................            706,700
     555,000      7.875%, notes, due 5/1/12 .................            524,475

                                                                       1,231,175

Insurance Brokers - 0.2%
   1,500,000    Marsh & McLennan Companies, Inc.
                  5.375%, notes, due 3/15/07 ................          1,567,500

Internet Brokers - 0%
     433,000    Charles Schwab Corp., 8.05%
                  notes, due 3/1/10 .........................            488,208

Life and Health Insurance - 0%
     107,000    SunAmerica, Inc., 6.75%
                  notes, due 10/1/07 ........................            118,503

Medical - Drugs - 0.2%
   1,065,000    Pfizer, Inc., 5.625%
                  notes, due 2/1/06 .........................          1,135,556
     129,000    Warner-Lambert Co., 6.00%
                  notes, due 1/15/08 ........................            137,869

                                                                       1,273,425

Medical - HMO - 0.4%
                UnitedHealth Group, Inc.:
   1,900,000      7.50%, notes, due 11/15/05 ................          2,125,625
   1,086,000      5.20%, notes, due 1/17/07 .................          1,129,440

                                                                       3,255,065

Multi-Line Insurance - 0.4%
   2,850,000    AIG SunAmerica Global Financial IX, Inc.
                  5.10%, notes, due 1/17/07+ ................          2,949,750

Multimedia - 0.5%
     380,000    AOL Time Warner, Inc., 7.70%
                  notes, due 5/1/32 .........................            292,600
                Viacom, Inc.:
   1,865,000      7.75%, senior notes, due 6/1/05 ...........          2,056,162
   1,705,000      7.70%, company guaranteed notes
                  due 7/30/10 ...............................          1,866,975

                                                                       4,215,737

Oil Companies - Exploration and Production - 0.2%
   1,100,000    Burlington Resources Finance Co., 7.20%
                  notes, due 8/15/31 ........................          1,139,875

Oil Companies - Integrated - 0.2%
$  1,460,000    Conoco, Inc., 6.95%
                  senior notes, due 4/15/29 .................     $    1,512,925

Oil Refining and Marketing - 0.2%
                Valero Energy Corp.:
     730,000      6.125%, notes, due 4/15/07 ................            769,237
     521,000      6.875%, notes, due 4/15/12 ................            545,096
     372,000      7.50%, notes, due 4/15/32 .................            373,860

                                                                       1,688,193

Resorts and Theme Parks - 0%
     130,000    Six Flags, Inc., 9.75%
                  senior notes, due 6/15/07 .................            130,325

Retail - Building Products - 0.3%
   1,790,000    Home Depot, Inc., 6.50%
                  senior notes, due 9/15/04 .................          1,928,725

Retail - Discount - 1.3%
                Target Corp.:
   2,125,000      5.50%, notes, due 4/1/07 ..................          2,247,187
     455,000      5.40%, notes, due 10/1/08 .................            473,200
   1,505,000      5.375%, notes, due 6/15/09 ................          1,548,269
                Wal-Mart Stores, Inc.:
   3,330,000      5.45%, notes, due 8/1/06 ..................          3,546,450
   1,700,000      6.875%, senior notes, due 8/10/09 .........          1,901,875

                                                                       9,716,981

Retail - Restaurants - 0.2%
   1,195,000    Yum! Brands, Inc., 7.70%
                  notes, due 7/1/12 .........................          1,195,000

Super-Regional Banks - 0%
      57,000    Firstar Bank N.A., 7.125%
                  subordinated notes, due 12/1/09 ...........             63,769

Textile-Home Furnishings - 0.4%
   2,920,000    Mohawk Industries, Inc., 7.20%
                  notes, due 4/15/12 ........................          3,168,200

Tools - Hand Held - 0.4%
   2,655,000    Black & Decker Corp., 7.125%
                  senior notes, due 6/1/11 ..................          2,913,863
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $130,659,157) ...................        135,623,494
--------------------------------------------------------------------------------
Preferred Stock - 1.4%
Automotive - Cars and Light Trucks - 1.2%
     116,220    Ford Motor Company Capital Trust II
                  convertible, 6.50% ........................          5,898,165
     144,080    General Motors Corp. - Series B
                  convertible, 5.25% ........................          3,515,552

                                                                       9,413,717

Publishing - Newspapers - 0.2%
      22,397    Tribune Co., convertible, 2.00% .............          1,422,210
--------------------------------------------------------------------------------
Total Preferred Stock (cost $11,949,385) ....................         10,835,927
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
         189    Ono Finance PLC - expires 5/31/09
                  (acquisition date 10/27/99)*,+
                  (cost $0) .................................                  0
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2002  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER BALANCED FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Government Obligations - 22.6%
U.S. Government Agencies - 9.3%
                Fannie Mae:
$  2,090,000      4.75%, due 11/14/03 .......................     $    2,161,541
  26,329,000      5.625%, due 5/14/04 .......................         27,817,905
   8,345,000      5.50%, due 5/2/06 .........................          8,939,581
   2,455,000      4.75%, due 1/2/07 .........................          2,543,994
   5,110,000      5.00%, due 1/15/07 ........................          5,352,725
   2,045,000      6.25%, due 2/1/11 .........................          2,198,375
   7,995,000      5.375%, due 11/15/11 ......................          8,174,888
                Federal Home Loan Bank System:
   1,205,000      4.875%, due 5/14/04 .......................          1,257,719
   5,280,000      3.375%, due 6/15/04 .......................          5,365,800
   4,295,000      6.50%, due 11/15/05 .......................          4,724,500
                Freddie Mac
   1,250,000      5.875%, due 3/21/11 .......................          1,310,938

                                                                      69,847,966

U.S. Treasury Notes/Bonds - 13.3%
   4,584,000      3.375%, due 4/30/04 .......................          4,685,673
   3,478,000      6.00%, due 8/15/04 ........................          3,738,850
   7,043,000      5.875%, due 11/15/04 ......................          7,583,832
   4,616,000      5.75%, due 11/15/05 .......................          5,019,900
  11,420,000      6.50%, due 10/15/06 .......................         12,841,676
   4,510,000      5.625%, due 5/15/08 .......................          4,937,548
   5,633,000      6.00%, due 8/15/09 ........................          6,281,640
   4,520,000      5.75%, due 8/15/10 ........................          4,967,570
   6,702,000      5.00%, due 8/15/11 ........................          6,989,918
   9,114,000      7.25%, due 5/15/16 ........................         11,036,416
   4,320,000      6.25%, due 8/15/23 ........................          4,750,142
   5,864,000      6.00%, due 2/15/26 ........................          6,264,394
   3,303,000      5.25%, due 2/15/29 ........................          3,198,724
  15,716,000      6.25%, due 5/15/30 ........................         17,498,666

                                                                      99,794,949
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $164,319,956) .......        169,642,915
--------------------------------------------------------------------------------
Repurchase Agreement - 6.8%
  50,900,000    ABN AMRO Bank N.V., 1.84%
                  dated 7/31/02, maturing 8/1/02
                  to be repurchased at $50,902,602
                  collateralized by $58,386,874
                  in U.S. Government Obligations
                  2.63875%-8.50%, 6/15/09-8/1/32
                  with a value of $51,918,020
                  (cost $50,900,000) ........................         50,900,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 6.7%
                Federal Home Loan Bank System
  50,000,000      1.71%, 9/9/02
                  (amortized cost $49,907,375) ..............         49,907,375
--------------------------------------------------------------------------------
Total Investments (total cost $771,166,736) - 99.3% .........        744,238,059
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.7%          5,362,544
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  749,600,603
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              0.9%         $    6,306,908
Brazil                                                 0%                 17,395
Canada                                               1.0%              7,466,270
Germany                                              0.9%              6,744,293
United Kingdom                                       0.9%              6,853,076
United States++                                     96.3%            716,850,117
--------------------------------------------------------------------------------
Total                                              100.0%         $  744,238,059

++Includes Short-Term Securities (82.8% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

22  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GROWTH AND INCOME FUND                           David Corkins,
                                                               portfolio manager

Janus Adviser Growth and Income Fund declined 19.61% for the 12 months ended July 31, 2002, outpacing its benchmark, the S&P 500 Index, which fell 23.62%.(1) This performance earned the Fund a top-quartile ranking for the one-year period ended July 31, 2002 , placing it 106th out of 854 large-cap core funds tracked by Lipper, a Reuters company and leading mutual fund rating company.(2)

[PHOTO]

The severe and widely indiscriminate sell-off in the equities markets in September set the stage for a dramatic rally at year-end as investors embraced equities with renewed optimism. In early 2002, however, investor confidence took a turn for the worse as accounting irregularities, corporate scandals, international unrest and terrorist threats sent stocks sharply lower. Although conflicting data points suggested an economy still trying to find its way, a turnaround, albeit a subdued one, appeared to be taking shape. Nevertheless, the fledgling recovery had little impact on the U.S. financial markets, which struggled with credibility and transparency issues as well as a weakening dollar and rising capital outflows.

If I can offer up a baseball analogy, this has been the kind of market where you have to manufacture runs rather than swing for the fences. For that reason, we have been patient at the plate, looking for walks, singles and any opportunity to take an extra base. In doing so, we have maintained a flat and highly diversified portfolio, investing across a wide range of industries and holdings while avoiding big individual bets. Furthermore, we continued to use the ongoing rally in bonds to trim our fixed-income exposure and shift assets back into equities, which appeared to offer a more attractive risk/reward trade-off for the patient investor.

Despite this challenging environment, several of the Fund's holdings turned in strong results for the period, including Anheuser-Busch, the world's largest brewer. Not only has the company maintained pricing power amid a sluggish economy, giving it substantial leverage in its marketing and distribution spending, but it also continues to enjoy nearly 50% share of the U.S. market. This almost insurmountable competitive advantage translates into earnings power as the company announced in May that it was raising its 2002 growth target to 13% following 15 straight quarters of revenue growth as well as record beer sales. A move toward exclusive distributorships should also work to the company's benefit, ensuring prime product placement that could result in further share gains.

Another strong performer was household-products giant Procter & Gamble, which used enhanced efficiencies to boost its share price. By focusing on higher-revenue, higher-margin businesses, such as core brands Tide and newly acquired Clairol, and either divesting or making meaningful improvements to more capital-intensive units, the company hopes to produce as much as $2 billion annually in total cost savings. Moreover, in an attempt to further reshape its organization, the company recently announced that it would outsource up to 80% of its back-office functions, ranging from travel services to payroll and accounting.

As I contemplated companies whose performance fell short of our expectations, I was reminded of an old adage: "The road to success is always under construction." Such is the case with Citigroup. The leading global services franchise and top holding of the Fund suffered on concerns over its exposure to struggling Latin American economies, as well as scandal-ridden companies Enron and WorldCom. Adding to investor skepticism was news of an SEC investigation into whether Citigroup helped Enron hide its debt. I believe the fears may have been overblown and the selling indiscriminate. The company's diverse business mix continues to fire on all cylinders and insulates it against weakness in any one area. We therefore expect Citigroup to reward our conviction over the longer term.

General Electric also gave ground as the weakening economy hampered sales at its short-cycle businesses including GE Plastics, Lighting, Appliances and NBC. Investors also took the industrial conglomerate to task for relying on short-term debt and acquisitions to drive its growth. Still, I continue to be impressed by GE's management and its diversified and well-balanced business mix
- plus, the company generates substantial internal capital. For these reasons, GE remains among our top holdings.

In conclusion, we are neither optimistic nor pessimistic regarding the market, only realistic. To that end, we will continue to focus on companies that stick with basic blocking and tackling and can perform regardless of where the coming months lead us. While low rates and productivity gains could eventually get the economy moving again, there's a good chance it could come in fits and starts. As a result, we'll take it one day at a time, one company at a time.

Thank you for investing in Janus Adviser Growth and Income Fund.

Portfolio Asset Mix
(% of Net Assets)                             July 31, 2002        July 31, 2001
--------------------------------------------------------------------------------

Equities                                              79.7%                66.7%
Preferred Stock                                        2.6%                 1.7%
Top 10 Equities                                       27.4%                21.7%
Number of Stocks                                         75                   78
Fixed-Income Securities                                3.1%                 9.0%
Cash and Cash Equivalents                             14.6%                22.6%

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                         Janus Adviser Series  July 31, 2002  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002
--------------------------------------------------------------------------------
  1 Year                                                                (19.61)%
  From Inception Date of Predecessor Fund 5/1/98                           5.95%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                                (23.62)%
  From Inception Date of Predecessor Fund 5/1/98                         (3.29)%
--------------------------------------------------------------------------------

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

        -----------------------------------------------------------------
        Average Annual Total Return - for the periods ended July 31, 2002

                  One Year                        Since 5/1/98*
                  (19.61)%                           5.95%
        -----------------------------------------------------------------

Janus Adviser
Growth and
Income Fund
$12,786

S&P 500 Index
$8,674

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Growth and Income Fund and the S&P 500 Index. Janus Adviser Growth and Income Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1998, through July 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Growth and Income Fund ($12,786) as compared to the S&P 500 Index ($8,674).

*Inception date of predecessor fund.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 79.7%
Advertising Sales - 0.2%
      13,845    Lamar Advertising Co.* ......................     $      437,225

Aerospace and Defense - 0.5%
      12,475    General Dynamics Corp. ......................          1,009,477

Applications Software - 2.1%
      96,945    Microsoft Corp.* ............................          4,648,513

Automotive - Cars and Light Trucks - 0.4%
      20,437    BMW A.G. ....................................            769,416

Automotive - Truck Parts and Equipment - 0.6%
     140,225    Delphi Corp. ................................          1,396,641

Beverages - Non-Alcoholic - 2.1%
      80,140    Coca-Cola Enterprises, Inc. .................          1,492,207
      71,656    PepsiCo, Inc. ...............................          3,076,909

                                                                       4,569,116

Brewery - 2.0%
      86,257    Anheuser-Busch Companies, Inc. ..............          4,460,349

Broadcast Services and Programming - 3.1%
      73,310    Clear Channel Communications, Inc.* .........     $    1,909,726
     622,362    Liberty Media Corp. - Class A* ..............          4,891,765

                                                                       6,801,491

Cable Television - 3.7%
      15,880    Comcast Corp. - Class A* ....................            344,914
     206,217    Comcast Corp. - Special Class A* ............          4,309,935
     121,344    Cox Communications, Inc. - Class A* .........          3,355,162

                                                                       8,010,011

Casino Hotels - 0.9%
     203,880    Park Place Entertainment Corp.* .............          1,871,618

Chemicals - Diversified - 2.0%
     102,607    E.I. du Pont de Nemours and Co. .............          4,300,259

Commercial Services - Finance - 0.6%
      49,098    Paychex, Inc. ...............................          1,291,768

Computer Services - 0.5%
      68,795    Ceridian Corp.* .............................          1,190,841

See Notes to Schedules of Investments and Financial Statements

24  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Computers - 0.5%
      65,260    Apple Computer, Inc.* .......................     $      995,868

Consulting Services - 0.4%
      59,220    Accenture, Ltd. - Class A (New York Shares)*             977,130

Cosmetics and Toiletries - 2.1%
      23,555    Colgate-Palmolive Co. .......................          1,209,549
      36,990    Procter & Gamble Co. ........................          3,291,740

                                                                       4,501,289

Data Processing and Management - 0.3%
      17,180    Automatic Data Processing, Inc. .............            640,642

Diversified Financial Services - 3.8%
     244,455    Citigroup, Inc. .............................          8,199,021

Diversified Operations - 6.5%
      14,595    3M Co. ......................................          1,836,489
     214,587    General Electric Co. ........................          6,909,701
     169,550    Honeywell International, Inc. ...............          5,486,638

                                                                      14,232,828

Engineering - Research and Development - 1.2%
      83,350    Fluor Corp. .................................          2,675,535

Entertainment Software - 0.4%
      13,700    Electronic Arts, Inc.* ......................            824,466

Finance - Commercial - 1.2%
     115,000    CIT Group, Inc.* ............................          2,582,900

Finance - Consumer Loans - 2.4%
     124,860    Household International, Inc. ...............          5,327,776

Finance - Investment Bankers/Brokers - 3.3%
      32,100    Goldman Sachs Group, Inc. ...................          2,348,115
     168,255    J.P. Morgan Chase & Co. .....................          4,199,645
      12,205    Lehman Brothers Holdings, Inc. ..............            692,146

                                                                       7,239,906

Finance - Mortgage Loan Banker - 0.9%
      24,910    Fannie Mae ..................................          1,865,510

Financial Guarantee Insurance - 0.9%
      32,430    MGIC Investment Corp. .......................          2,043,090

Food - Diversified - 0.7%
      41,400    H.J. Heinz Co. ..............................          1,591,830

Food - Retail - 1.2%
     131,625    Kroger Co.* .................................          2,564,055

Hotels and Motels - 0.7%
      61,968    Fairmont Hotels and Resorts, Inc.
                  (New York Shares) .........................          1,490,330

Insurance Brokers - 2.8%
     128,047    Marsh & McLennan Companies, Inc. ............          6,133,451

Internet Brokers - 0.4%
     102,384    Charles Schwab Corp. ........................            916,337

Investment Management and Advisory Services - 0.5%
      43,810    T. Rowe Price Group, Inc. ...................          1,184,184

Life and Health Insurance - 2.3%
      47,220    AFLAC, Inc. .................................          1,483,180
      17,240    CIGNA Corp. .................................          1,551,600
      61,091    John Hancock Financial Services, Inc. .......          2,022,112

                                                                       5,056,892

Medical - Drugs - 2.7%
      14,078    Allergan, Inc. ..............................     $      851,578
      94,235    Pfizer, Inc. ................................          3,048,502
      51,590    Wyeth .......................................          2,058,441

                                                                       5,958,521

Medical - Hospitals - 0.1%
       5,475    Tenet Healthcare Corp.* .....................            260,884

Medical Instruments - 1.5%
      79,586    Medtronic, Inc. .............................          3,215,274

Motorcycle and Motor Scooter Manufacturing - 0.3%
      13,432    Harley-Davidson, Inc. .......................            636,140

Multi-Line Insurance - 1.7%
      58,399    American International Group, Inc. ..........          3,732,864

Multimedia - 3.7%
      17,190    AOL Time Warner, Inc.* ......................            197,685
      17,960    Gannett Company, Inc. .......................          1,291,504
     133,300    Viacom, Inc. - Class B* .....................          5,188,036
      77,730    Walt Disney Co. .............................          1,378,153

                                                                       8,055,378

Oil Companies - Integrated - 5.9%
     121,715    Conoco, Inc. ................................          2,935,766
      98,377    EnCana Corp. (New York Shares) ..............          2,786,037
     193,260    Exxon Mobil Corp. ...........................          7,104,238

                                                                      12,826,041

Pipelines - 0.5%
      25,394    Kinder Morgan, Inc. .........................          1,056,644

Printing - Commercial - 0.8%
      44,664    Valassis Communications, Inc.* ..............          1,639,169

Property and Casualty Insurance - 0.2%
       7,675    Chubb Corp. .................................            498,031

Reinsurance - 1.7%
       1,658    Berkshire Hathaway, Inc. - Class B* .........          3,791,846

Retail - Discount - 0.6%
      37,455    Target Corp. ................................          1,249,124

Semiconductor Components/Integrated Circuits - 2.1%
      46,905    Linear Technology Corp. .....................          1,270,187
      91,501    Maxim Integrated Products, Inc.* ............          3,219,005

                                                                       4,489,192

Super-Regional Banks - 3.9%
      39,195    Bank of America Corp. .......................          2,606,467
     277,787    U.S. Bancorp ................................          5,941,864

                                                                       8,548,331

Telecommunication Equipment - 0.1%
      14,305    Nokia Oyj (ADR) .............................            177,382

Tools - Hand Held - 0.9%
      52,360    Stanley Works Co. ...........................          1,889,672

Toys - 1.0%
     119,475    Mattel, Inc. ................................          2,247,325

Travel Services - 0.8%
      83,645    USA Interactive* ............................          1,844,289
--------------------------------------------------------------------------------
Total Common Stock (cost $202,049,206) ......................        173,915,872
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2002  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 1.0%
Advertising Sales - 0.1%
$    220,000    Lamar Advertising Co., 5.25%
                  convertible notes, due 9/15/06 ............     $      208,450

Cellular Telecommunications - 0%
       7,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................              6,475

Finance - Investment Bankers/Brokers - 0.3%
                Merrill Lynch & Company, Inc.:
     275,000      6.15%, notes, due 1/26/06 .................            292,531
     420,000      5.36%, notes, due 2/1/07 ..................            434,175

                                                                         726,706

Oil Companies - Exploration and Production - 0%
      40,000    Devon Energy Corp., 0%
                  convertible debentures, due 6/27/20 .......             19,400

Retail - Discount - 0.5%
   1,000,000    Wal-Mart Stores, Inc.,4.375%
                  notes, due 8/1/03 .........................          1,022,500

Telephone - Integrated - 0%
      20,000    CenturyTel, Inc., 8.375%
                  notes, due 10/15/10 .......................             20,525

Toys - 0%
                Mattel, Inc.:
      30,000      6.00%, notes, due 7/15/03 .................             30,263
      30,000      6.125%, notes, due 7/15/05 ................             30,450

                                                                          60,713

Transportation - Railroad - 0.1%
     210,000    Wisconsin Central Transportation Corp.
                  6.625%, notes, due 4/15/08 ................            225,750
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $2,245,447) .....................          2,290,519
--------------------------------------------------------------------------------
Preferred Stock - 2.6%
Automotive - Cars and Light Trucks - 2.2%
      45,745    Ford Motor Company Capital Trust II
                  convertible, 6.50% ........................          2,321,559
      92,205    General Motors Corp. - Series B
                  convertible, 5.25% ........................          2,249,802
         693    Porsche A.G. ................................            315,936

                                                                       4,887,297

Electric - Integrated - 0.4%
      51,290    Reliant Energy, Inc., convertible, 2.00%
                  (AOL Time Warner, Inc.)(OMEGA) ............            814,229
--------------------------------------------------------------------------------
Total Preferred Stock (cost $6,647,682) .....................          5,701,526
--------------------------------------------------------------------------------
U.S. Government Obligations - 2.1%
                U.S. Treasury Notes:
$  2,335,000      5.25%, due 5/15/04 ........................          2,464,686
   1,060,000      2.25%, due 7/31/04 ........................          1,060,244
   1,065,000      3.50%, due 11/15/06 .......................          1,072,114
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $4,536,358) .........          4,597,044
--------------------------------------------------------------------------------
Repurchase Agreement - 14.1%
$ 30,700,000    ABN AMRO Bank N.V., 1.84%
                  dated 7/31/02, maturing 8/1/02
                  to be repurchased at $30,701,569
                  collateralized by $35,215,659
                  in U.S. Government Obligations
                  2.63875%-8.50%, 6/15/09-8/1/32
                  with a value of $31,314,012
                  (cost $30,700,000) ........................     $   30,700,000
--------------------------------------------------------------------------------
Total Investments (total cost $246,178,693) - 99.5% .........        217,204,961
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.5%          1,105,456
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  218,310,417
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              0.4%         $      977,130
Canada                                               2.0%              4,276,367
Finland                                              0.1%                177,382
Germany                                              0.5%              1,085,351
United States++                                     97.0%            210,688,731
--------------------------------------------------------------------------------
Total                                              100.0%         $  217,204,961

++Includes Short-Term Securities (82.9% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

26  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER STRATEGIC VALUE FUND               David Decker, portfolio manager

For the 12 months ended July 31, 2002, Janus Adviser Strategic Value Fund declined 24.66%, which is in line with the 23.62% loss by its benchmark, the S&P 500 Index.(1)

[PHOTO]

I have often said that successful value investing requires an ability to embrace controversy. In 2001, that controversy came in the form of the understandably severe market reaction to the events of September 11. Then, throughout the first half of 2002, controversy stemmed from accounting and disclosure concerns connected to the collapse of Enron, ImClone and WorldCom. While these latest events pointed to the power of negative news, the violation of trust brought on by the scandals proved especially damaging. Needless to say, the reaction may have been overblown relative to the scope of the reported improprieties. However, its impact was widespread.

As many waited for the next shoe to drop, it became increasingly apparent that the economy, which had demonstrated steady yet mixed signs of recovery, may have moved ahead of the market. This was unclear given the unusually high level of extraneous events, not the least of which was the ever-present threat of terrorist attacks.

Among the stocks that played to our strengths was Moody's Corp., a superior franchise that held up well at a time when other superior franchises did not. As one of the leading fixed-income ratings agencies, the company boasts a solid business model that generates both strong and stable cash flow. Although we no longer consider it dramatically undervalued, its prospects remain sustainable in light of concerns about questionable corporate disclosure and the increasing complexity of many financial instruments.

As I have said in the past, our process involves looking at opportunities that others have abandoned. In the case of leading South Korean oil refiner SK Corp., we believe the company is dramatically undervalued given its sizable ownership position in SK Telecom, an investment whose value may well exceed the total market value of SK Corp. itself. Our thesis for some time has been that SK Corp. will sell a portion of these holdings, thereby unlocking the value of the remaining position. The market-at-large began to recognize this during the period and our shares benefited as a result.

Regrettably, our detractors took back a disproportionate percentage of the Fund's gains. Perhaps the most notable of these was Tyco International, which made headlines when its former chief executive was indicted on charges of tax evasion and evidence tampering. This unforeseen development severely punished an already-beaten-down stock, yet we continue to believe the company retains substantial intrinsic value relative to its free cash flow. Although the recent initial offering of its CIT Group finance unit fell short of expectations, I believe the remaining mix of businesses remains sound.

Elsewhere, energy company El Paso Corporation suffered a series of setbacks, ranging from a ratings downgrade and a shift in corporate strategy to the suicide of its senior vice president and treasurer. With its accounting practices facing intense scrutiny in the wake of the Enron scandal, the company announced massive cutbacks in its energy trading operations as well as a refocusing on its core natural gas business. While we trimmed the position on this announcement, we have maintained the better part of our holdings given that its depressed valuation more than discounts the change in strategy.

Finally, longtime holding Cadence Design Systems, a leading provider of automated design software, has been plagued by severe weakness in capital spending. Although the company continues to hold its own during an extremely difficult period, investor sentiment toward the stock has turned increasingly negative. Moreover, a merger between its two primary competitors has led some investors to speculate that the combined company could overtake Cadence, but we fundamentally disagree.

Going forward, I am mindful that external circumstances may have a greater-than-usual effect on the valuation process. However, since our intent is to capitalize on disparity and misperception, that's a chance I'll have to take within certain limits. In the meantime, I'll be actively looking for openings to put our residual cash to work, knowing full well that volatile markets could result in short-term underperformance, but also create compelling long-term opportunities.

Thank you for your investment in Janus Adviser Strategic Value Fund.

Portfolio Asset Mix
(% of Net Assets)                             July 31, 2002        July 31, 2001
--------------------------------------------------------------------------------

Equities                                              97.3%                93.4%
  Foreign                                             14.1%                10.1%
Top 10 Equities                                       45.9%                37.6%
Number of Stocks                                         47                   49
Cash, Cash Equivalents
  and Fixed Income Securities                          2.7%                 6.6%

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                         Janus Adviser Series  July 31, 2002  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002
--------------------------------------------------------------------------------
  1 Year                                                                (24.66)%
  From Inception Date 8/1/00                                            (18.23)%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                                (23.62)%
  From Inception Date 8/1/00                                            (19.10)%
--------------------------------------------------------------------------------

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

        -----------------------------------------------------------------
        Average Annual Total Return - for the periods ended July 31, 2002

                  One Year                        Since 8/1/00*
                  (24.66)%                           (18.23)%
        -----------------------------------------------------------------

Janus Adviser
Strategic Value
Fund
$6,690

S&P 500 Index
$6,544

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Strategic Value Fund and the S&P 500 Index. Janus Adviser Strategic Value Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, August 1, 2000, through July 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Strategic Value Fund ($6,690) as compared to the S&P 500 Index $6,544).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 95.4%
Advertising Agencies - 2.4%
       4,680    Interpublic Group of Companies, Inc. ........     $       97,859

Aerospace and Defense - Equipment - 0.7%
         487    Alliant Techsystems, Inc.* ..................             29,902

Apparel Manufacturers - 0.7%
       1,020    Liz Claiborne, Inc. .........................             29,427

Automotive - Cars and Light Trucks - 1.7%
      10,000    Nissan Motor Company, Ltd. ..................             69,976

Automotive - Truck Parts and Equipment - 4.1%
       3,250    Lear Corp.* .................................            140,075
       3,650    Tower Automotive, Inc.* .....................             27,339

                                                                         167,414

Broadcast Services and Programming - 5.3%
      27,395    Liberty Media Corp. - Class A* ..............            215,325

Building Products - Cement and Aggregate - 5.5%
       9,270    Cemex S.A. de C.V. (ADR) ....................            224,798

Casino Hotels - 1.8%
       5,420    Station Casinos, Inc.* ......................     $       71,544

Chemicals - Specialty - 1.3%
       1,875    Cytec Industries, Inc.* .....................             52,425

Commercial Services - 0.6%
         784    Arbitron, Inc.* .............................             26,146

Commercial Services - Finance - 0.9%
         695    Moody's Corp. ...............................             34,472

Computer Services - 4.3%
      10,105    Ceridian Corp.* .............................            174,918

Computers - 2.8%
       7,575    Apple Computer, Inc.* .......................            115,594

Containers - Paper and Plastic - 3.6%
       7,810    Packaging Corporation of America* ...........            148,390

Diversified Financial Services - 0.9%
       1,030    Citigroup, Inc. .............................             34,546

See Notes to Schedules of Investments and Financial Statements

28  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER STRATEGIC VALUE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Operations - 4.6%
       2,785    Honeywell International, Inc. ...............     $       90,123
         535    SPX Corp.* ..................................             55,908
       3,390    Tyco International, Ltd. ....................             43,392

                                                                         189,423

Electronic Design Automation - 4.1%
      13,300    Cadence Design Systems, Inc.* ...............            165,585

Enterprise Software and Services - 1.7%
       7,510    Computer Associates International, Inc. .....             70,143

Finance - Consumer Loans - 1.3%
         570    SLM Corp. ...................................             51,870

Finance - Credit Card - 1.3%
       1,450    American Express Co. ........................             51,127

Finance - Mortgage Loan Banker - 5.2%
       2,850    Fannie Mae ..................................            213,436

Hotels and Motels - 0.5%
       1,525    Hilton Hotels Corp. .........................             18,635

Multimedia - 1.7%
         220    McGraw-Hill Companies, Inc. .................             13,761
       1,470    Viacom, Inc. - Class B* .....................             57,212

                                                                          70,973

Non-Hazardous Waste Disposal - 1.2%
       7,525    Allied Waste Industries, Inc.* ..............             49,665

Oil Companies - Exploration and Production - 1.1%
         333    Apache Corp. ................................             17,149
       1,345    Ocean Energy, Inc. ..........................             26,765

                                                                          43,914

Oil Refining and Marketing - 2.7%
       7,100    SK Corp. ....................................            110,559

Paper and Related Products - 2.8%
       2,290    Rayonier, Inc. ..............................            113,584

Petrochemicals - 0.4%
       1,600    Reliance Industries, Ltd. (GDR)*,+ ..........             16,752

Pipelines - 6.6%
       4,042    El Paso Corp. ...............................             58,407
         635    Kinder Morgan, Inc. .........................             26,422
       6,713    Kinder Morgan Management LLC* ...............            184,608

                                                                         269,437

Printing - Commercial - 5.5%
       6,150    Valassis Communications, Inc.* ..............            225,705

Publishing - Newspapers - 1.2%
       1,095    New York Times Co. - Class A ................             49,549

Recreational Centers - 0.7%
       1,955    Bally Total Fitness Holding Corp.* ..........             28,875

Reinsurance - 4.5%
          80    Berkshire Hathaway, Inc. - Class B* .........            182,960

Retail - Toy Store - 2.8%
       8,390    Toys "R" Us, Inc.* ..........................            113,097

Retail - Video Rental - 1.3%
       2,305    Blockbuster, Inc. - Class A .................             53,245

Telephone - Integrated - 1.2%
       4,765    AT&T Corp. ..................................             48,508

Tobacco - 1.2%
       3,411    Vector Group, Ltd. ..........................             50,858

Toys - 2.5%
       5,495    Mattel, Inc. ................................     $      103,361

Transportation - Marine - 2.7%
      18,050    Transportacion Maritima
                  Mexicana S.A. de C.V.* ....................            111,910
--------------------------------------------------------------------------------
Total Common Stock (cost $4,466,525) ........................          3,895,907
--------------------------------------------------------------------------------
Corporate Bonds - 1.8%
Tobacco - 1.8%
$    105,000    Vector Group, Ltd., 6.25%
                  convertible subordinated notes
                  due 7/15/08+ (cost $105,000) ..............             74,944
--------------------------------------------------------------------------------
Preferred Stock - 1.9%
Automotive - Cars and Light Trucks - 1.9%
       3,200    General Motors Corp. - Series B
                  convertible, 5.25% (cost $87,075) .........             78,080
--------------------------------------------------------------------------------
Total Investments (total cost $4,658,600) - 99.1% ...........          4,048,931
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.9%             34,881
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $    4,083,812
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              1.1%         $       43,392
India                                                0.4%                 16,752
Japan                                                1.7%                 69,976
Mexico                                               8.3%                336,708
South Korea                                          2.7%                110,559
United States                                       85.8%              3,471,544
--------------------------------------------------------------------------------
Total                                              100.0%         $    4,048,931

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2002  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER INTERNATIONAL FUND            Helen Young Hayes, portfolio manager
                                            Brent Lynn, portfolio manager

During the fiscal year ended July 31, 2002, Janus Adviser International Fund declined 24.10%. This compares with the 16.92% loss of our benchmark, the Morgan Stanley Capital International Europe, Asia and Far East (EAFE(R)) Index.(1)

[PHOTO]

A significant amount of political and economic uncertainty - particularly in the wake of the events of September 11 - kept global markets under pressure during the period. Investor concerns over the uncertain global economic environment were overshadowed by the growing crisis in confidence over corporate behavior. The forced departure of several high-profile executives, including CEOs at France's Vivendi and Germany's Deutsche Telekom, indicated that many of the concerns over corporate governance are not confined to the U.S. exclusively. As a result, most major equity markets worldwide declined significantly during the period.

[PHOTO]

Japan, however, held up better than most of its developed-market peers. While we participated in the Japanese market through a select group of holdings, our relative underweighting in Japan and overweighting of the weaker North American and European markets were a source of the Fund's underperformance.

Individual stocks that worked against us included Tyco International. Despite its low valuation, Tyco fell sharply as psychology began to drive the stock lower due to concerns about its accounting and the credibility of management. We began selling our Tyco position in late April after management abruptly reversed course on its plan to reorganize into four separate business units, and we were completely out of the stock by the end of the period. Nonetheless, our exposure to Tyco hurt the Fund's overall results.

Other disappointments included Petroleo Brasileiro (Petrobras), a Brazilian oil company that continued to generate high rates of production growth and reasonable cash flows but was hurt by fears that a left-wing candidate would win the country's presidential election this fall. We cut our position early in the year due to strong performance. Petrobras' stock price has fallen sharply in the last few months. We believe there is currently upside to the stock, given the company's potential growth in production, earnings and cash flow. Israeli telecom software firm Amdocs also declined after reporting an earnings shortfall as telecom customers cut back on project spending. We had trimmed the position earlier in the period due to concerns about its customer base, and we sold the rest of the position after the earnings shortfall.

Even some of our more defensive stocks gave ground. Examples include Ahold NV, a Netherlands-based supermarket retailer and wholesale food distributor. The company has shown reasonable earnings and revenue growth. However, the current stock market environment has penalized Ahold for having relatively complex accounting and a history of acquisitions.

Nonetheless, we had a few winners during the twelve-month period. Nissan Motor, a Japanese auto manufacturer, grew earnings with successful new model introductions and sharp cost cutting. Reckitt Benckiser, a UK household products company, continued to beat expectations. New product innovations drove revenue growth, and management also reduced costs and cut working capital. Meanwhile EnCana Corp., a Canadian oil and gas company, combined high production growth with merger-related cost savings to increase earnings and cash flows.

Elsewhere, Teva Pharmaceuticals - an Israeli-based drug company - is a leader in the U.S. market for generic drugs and benefited from generics market growth and new product introductions. Another solid performer in the Fund was Willis Group, a UK-based insurance broker that showed better-than-expected earnings growth as a result of market share gains and a favorable pricing environment in the property and casualty business.

We further reduced our exposure to technology, media and telecom companies during the period and have taken advantage of the difficult market environment to purchase several strong franchises at what we believe to be reasonable valuations. Examples include Kao Corporation, a Japanese household products company that we added to the Fund after significant share price volatility provided a compelling entry point. Despite ongoing deflation and a still-weak economy in Japan, Kao has managed to maintain a strong cash-flow profile. We also initiated a position in ASF (Autoroutes du Sud de la France), a French toll-road operator. ASF benefits from a high level of cash flow generation, high returns on new road investments and potential cost cutting.

In closing, we appreciate your patience and continued support throughout this difficult period. While this has been a wrenching period for growth investors, we see some signs for optimism. The relationship between growth and value stocks now stands at three times their normal standard deviation. Similarly, stock and bond valuations also stand in stark contrast, with the 10-year bond yielding under 4%, and earnings yields of stocks (earnings divided by price) of greater than 4%. Inflation continues to trend downward. Looking forward, we are monitoring closely the behavior of the consumer on a global basis, as we believe consumer sentiment will be an important driver of economic recovery.

Although valuations in most markets appear increasingly attractive, particularly given the low interest rate environment globally, investor concerns over the extent of an earnings rebound and the quality of these earnings continue to persist and even intensify. For that reason, we have positioned the Fund as defensively as possible while also continuing to hold positions in companies we believe will benefit most when the upturn finally arrives.

Thank you for your continued investment.

Portfolio Asset Mix
(% of Net Assets)                             July 31, 2002        July 31, 2001
--------------------------------------------------------------------------------

Equities                                              83.7%                75.0%
Preferred Stock                                        2.7%                 3.8%
  Foreign                                             86.4%                77.5%
Top 10 Equities                                       17.9%                25.3%
Number of Stocks                                        135                  117
Cash and Cash Equivalents                             13.6%                21.2%

(1) All returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

30  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002
--------------------------------------------------------------------------------
  1 Year                                                                (24.10)%
  5 Year                                                                   1.65%
  From Inception Date of Predecessor Fund 5/2/94                           9.27%
--------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE(R)Index
  1 Year                                                                (16.92)%
  5 Year                                                                 (3.88)%
  From Inception Date of Predecessor Fund 5/2/94                           1.07%
--------------------------------------------------------------------------------

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The Fund may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

        -----------------------------------------------------------------
        Average Annual Total Return - for the periods ended July 31, 2002

            One Year             Five Year             Since 5/2/94*
            (24.10)%               1.65%                   9.27%
        -----------------------------------------------------------------

Janus Adviser
International Fund
$20,782

Morgan Stanley
Capital International
EAFE(R) Index
$10,922

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser International Fund and the MSCI EAFE Index. Janus Adviser International Fund is represented by a shaded area of blue. The MSCI EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through July 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser International Fund ($20,782) as compared to the MSCI EAFE Index ($10,922).

*Inception date of predecessor fund.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 83.7%
Advertising Services - 0.9%
     616,768    WPP Group PLC ...............................     $    4,673,069

Aerospace and Defense - 0.4%
     127,251    Embraer-Empresa Brasileira de
                  Aeronautica S.A. (ADR) ....................          2,175,992

Applications Software - 1.3%
      30,190    Infosys Technologies, Ltd. ..................          1,888,394
   1,135,207    Satyam Computer Services, Ltd. ..............          4,841,821

                                                                       6,730,215

Audio and Video Products - 1.6%
     168,700    Sony Corp.** ................................          7,621,044
      45,063    Thomson Multimedia S.A.* ....................          1,057,244

                                                                       8,678,288

Automotive - Cars and Light Trucks - 1.4%
      22,867    BMW A.G. ....................................     $      860,901
      42,860    Hyundai Motor Company, Ltd.** ...............          1,275,282
     785,000    Nissan Motor Company, Ltd.** ................          5,493,078

                                                                       7,629,261

Automotive - Truck Parts and Equipment - 0.1%
      16,398    Autoliv A.B. (SDR) ..........................            361,303

Beverages - Wine and Spirits - 1.8%
     789,895    Diageo PLC ..................................          9,575,681

Brewery - 2.6%
     241,000    Asahi Breweries, Ltd.** .....................          2,002,360
     288,093    Interbrew S.A. ..............................          8,103,560
     535,000    Kirin Brewery Company, Ltd.** ...............          3,529,254

                                                                      13,635,174

Broadcast Services and Programming - 1.7%
     303,019    Grupo Televisa S.A. (ADR)*,** ...............          9,166,325

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2002  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================

Building - Heavy Construction - 0.4%
      27,012    Technip-Coflexip S.A. .......................     $    1,927,972

Cable Television - 0.7%
     325,985    Shaw Communications, Inc. - Class B .........          3,613,276

Cellular Telecommunications - 2.5%
   2,998,160    China Mobile, Ltd.*,** ......................          8,302,916
       2,131    NTT DoCoMo, Inc.** ..........................          4,751,129

                                                                      13,054,045

Chemicals - Diversified - 1.1%
     402,376    BOC Group PLC ...............................          5,638,494

Chemicals - Specialty - 1.4%
       5,330    Givaudan S.A. ...............................          2,140,086
     102,058    Syngenta A.G. ...............................          5,206,619

                                                                       7,346,705

Commercial Banks - 2.7%
     296,286    Anglo Irish Bank Corporation PLC ............          1,832,960
     129,411    Danske Bank A/S .............................          2,339,804
      24,439    Julius Baer Holding, Ltd. ...................          6,233,934
      51,730    Kookmin Bank** ..............................          2,394,803
      12,530    Kookmin Bank (ADR)** ........................            582,394
     213,650    UniCredito Italiano S.p.A. ..................            821,739

                                                                      14,205,634

Computer Services - 0.8%
   1,271,311    Computershare, Ltd. .........................          1,210,878
     186,401    Tietoenator Oyj .............................          3,134,187

                                                                       4,345,065

Computers - 0.9%
  12,518,000    Legend Group, Ltd.** ........................          4,654,307

Consulting Services - 1.0%
     267,610    Accenture, Ltd. - Class A (New York Shares)*           4,415,565
     280,330    Serco Group PLC .............................            722,590

                                                                       5,138,155

Cooperative Banks - 0.6%
     258,910    Banco Popolare di Verona e Novara Scrl ......          3,150,164

Cosmetics and Toiletries - 1.1%
     263,000    Kao Corp.** .................................          5,929,548

Diversified Financial Services - 2.0%
     149,232    Deutsche Boerse A.G. ........................          5,631,479
     265,486    Euronext N.V. ...............................          5,104,249

                                                                      10,735,728

Diversified Minerals - 1.0%
     177,041    Anglo American PLC ..........................          2,209,595
     118,630    Companhia Vale do Rio Doce (ADR)* ...........          2,906,435

                                                                       5,116,030

Diversified Operations - 2.2%
   1,136,113    BBA Group PLC ...............................          4,206,380
     454,086    Bombardier, Inc. - Class B ..................          3,433,792
     322,932    Smiths Group PLC ............................          3,909,771

                                                                      11,549,943

Electronic Components - 0.3%
      46,786    Koninklijke (Royal) Philips Electronics N.V.           1,059,596
      19,362    Koninklijke (Royal) Philips Electronics N.V.
                  (New York Shares) .........................            436,419

                                                                       1,496,015

Electronic Components - Semiconductors - 2.3%
       8,800    Rohm Company, Ltd.** ........................     $    1,152,208
      13,480    Samsung Electronics Company, Ltd.** .........          3,772,646
     304,416    STMicroelectronics N.V. .....................          6,419,785
      50,437    STMicroelectronics N.V. (New York Shares) ...          1,073,804

                                                                      12,418,443

Electronic Security Devices - 1.1%
   2,902,489    Chubb PLC ...................................          5,985,261

Finance - Mortgage Loan Banker - 0.6%
     250,863    Housing Development Finance
                  Corporation, Ltd. .........................          3,265,088

Food - Catering - 0%
      61,322    Compass Group PLC ...........................            302,242

Food - Diversified - 3.0%
      44,093    Groupe Danone ...............................          5,161,627
     300,000    Kikkoman Corp.** ............................          1,916,394
      13,559    Nestle S.A. .................................          2,914,232
     212,993    Orkla A.S.A. ................................          3,704,421
      40,179    Unilever N.V. ...............................          2,272,938

                                                                      15,969,612

Food - Retail - 0.8%
     243,789    Koninklijke Ahold N.V. ......................          4,077,610
      43,812    Safeway PLC .................................            165,385

                                                                       4,242,995

Hotels and Motels - 2.1%
     218,645    Accor S.A. ..................................          7,213,354
     156,778    Fairmont Hotels and Resorts, Inc. ...........          3,760,519

                                                                      10,973,873

Human Resources - 0.8%
     614,064    Capita Group PLC ............................          2,810,735
     121,962    Vedior N.V. .................................          1,397,822

                                                                       4,208,557

Instruments - Controls - 0.5%
      96,215    Mettler-Toledo International, Inc.* .........          2,737,317

Insurance Brokers - 1.1%
     342,081    Jardine Lloyd Thompson Group ................          3,366,728
      74,620    Willis Group Holdings, Ltd.* ................          2,360,977

                                                                       5,727,705

Investment Management and Advisory Services - 0.5%
      48,273    MLP A.G. ....................................            913,428
     188,440    Schroders PLC ...............................          1,611,743

                                                                       2,525,171

Machinery - Electrical - 0.2%
      26,594    Schneider Electric S.A. .....................          1,279,418

Medical - Drugs - 4.4%
     171,669    GlaxoSmithKline PLC .........................          3,348,849
      40,916    Sanofi-Synthelabo S.A. ......................          2,414,917
      47,841    Schering A.G. ...............................          2,514,072
       1,589    Serono S.A. - Class B .......................            831,022
      64,000    Takeda Chemical Industries, Ltd.** ..........          2,661,408
      75,810    Teva Pharmaceutical Industries, Ltd. (ADR) ..          5,056,603
     260,500    Yamanouchi Pharmaceutical
                  Company, Ltd.** ...........................          6,525,760

                                                                      23,352,631

See Notes to Schedules of Investments and Financial Statements

32  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Medical Products - 1.2%
     947,077    Smith & Nephew PLC ..........................     $    4,971,222
       2,408    Synthes-Stratec, Inc. .......................          1,291,845

                                                                       6,263,067

Metal - Aluminum - 0.4%
      52,838    Pechiney S.A. ...............................          2,173,156

Metal Processors and Fabricators - 1.9%
     588,736    Assa Abloy A.B. - Class B ...................          6,810,978
     118,300    SKF A.B. - Class B ..........................          3,097,992

                                                                       9,908,970

Money Center Banks - 3.5%
     255,973    Banco Bilbao Vizcaya Argentaria S.A. ........          2,421,777
      22,095    Credit Suisse Group* ........................            529,309
      27,146    Deutsche Bank A.G. ..........................          1,569,191
     387,747    HBOS PLC ....................................          4,344,273
      72,743    Lloyds TSB Group PLC ........................            721,237
     482,144    Standard Chartered PLC ......................          4,903,542
      88,060    UBS A.G. ....................................          3,880,421

                                                                      18,369,750

Multi-Line Insurance - 0.3%
     127,318    Aegon N.V. ..................................          1,770,022

Multimedia - 0.3%
      51,865    Corus Entertainment, Inc. - Class B* ........            687,500
     205,641    Reuters Group PLC ...........................            877,023

                                                                       1,564,523

Oil - Field Services - 1.5%
     421,807    John Wood Group PLC* ........................          1,212,090
     665,934    Saipem S.p.A. ...............................          4,472,335
      59,785    Schlumberger, Ltd. ..........................          2,565,972

                                                                       8,250,397

Oil Companies - Exploration and Production - 0.1%
     408,000    CNOOC, Ltd.** ...............................            546,636

Oil Companies - Integrated - 8.7%
     636,055    BP PLC ......................................          4,938,438
     332,644    EnCana Corp. ................................          9,385,691
      11,101    EnCana Corp. (New York Shares) ..............            314,380
     392,378    Eni S.p.A. ..................................          5,916,619
     389,422    Husky Energy, Inc. ..........................          3,810,055
      41,000    Petroleo Brasileiro S.A. (ADR) ..............            541,200
     305,372    Suncor Energy, Inc. .........................          5,088,762
     103,825    Total Fina Elf S.A. .........................         15,014,351
       8,825    Yukos (ADR) .................................          1,164,900

                                                                      46,174,396

Oil Refining and Marketing - 0.3%
     313,000    TonenGeneral Sekiyu K.K.** ..................          1,837,392

Optical Supplies - 0.8%
      45,010    Alcon, Inc.* ................................          1,584,352
      39,000    Hoya Corp.** ................................          2,475,029

                                                                       4,059,381

Paper and Related Products - 0.3%
      63,417    Stora Enso Oyj - Class R ....................            739,887
      22,644    UPM - Kymmene Oyj ...........................            739,282

                                                                       1,479,169

Petrochemicals - 1.6%
   1,651,033    Reliance Industries, Ltd.* ..................          8,314,832

Printing - Commercial - 0.5%
     161,000    Dai Nippon Printing Company, Ltd.** .........     $    1,825,693
     126,000    Toppan Printing Company, Ltd.** .............          1,105,797

                                                                       2,931,490

Public Thoroughfares - 1.0%
     201,819    Autoroutes du Sud de la France S.A.* ........          5,104,983

Publishing - Books - 1.4%
     394,177    Reed Elsevier N.V. ..........................          4,850,066
     313,835    Reed Elsevier PLC ...........................          2,654,840

                                                                       7,504,906

Publishing - Newspapers - 0.9%
     518,180    Pearson PLC .................................          4,978,452

Publishing - Periodicals - 0.7%
     257,516    Wolters Kluwer N.V. .........................          3,936,071

Reinsurance - 1.9%
      24,318    Muenchener Rueckversicherungs
                  - Gesellschaft A.G. .......................          4,792,217
      61,661    Swiss Re ....................................          5,159,638

                                                                       9,951,855

Retail - Building Products - 0.3%
     555,452    Kingfisher PLC ..............................          1,679,059

Retail - Consumer Electronics - 0.6%
   1,324,952    Dixons Group PLC ............................          3,422,572

Retail - Jewelry - 0.2%
     298,152    Bulgari S.p.A. ..............................          1,376,801

Rubber - Tires - 0.6%
      50,335    Compagnie Generale des Etablissements
                  Michelin - Class B ........................          1,996,187
      79,053    Continental A.G. ............................          1,364,092

                                                                       3,360,279

Security Services - 1.3%
     392,246    Securitas A.B. - Class B ....................          6,868,612

Soap and Cleaning Preparations - 1.6%
     516,560    Reckitt Benckiser PLC .......................          8,796,013

Telephone - Integrated - 1.0%
      73,587    Telecom Italia S.p.A. .......................            579,334
     162,550    Telecom Italia S.p.A. - RNC .................            858,194
     135,065    Telefonos de Mexico S.A. (ADR)** ............          3,903,379

                                                                       5,340,907

Television - 1.0%
   1,594,000    Television Broadcasts, Ltd.** ...............          5,313,538

Tobacco - 1.5%
       1,010    Japan Tobacco, Inc.** .......................          6,586,800
     183,166    Korea Tobacco & Ginseng Corp.**,+ ...........          1,309,637

                                                                       7,896,437

Transportation - Railroad - 0.4%
      17,117    Canadian National Railway Co. ...............            822,010
      29,255    Canadian National Railway Co.
                  (New York Shares) .........................          1,403,947

                                                                       2,225,957
--------------------------------------------------------------------------------
Total Common Stock (cost $502,727,757) ......................        444,914,325
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2002  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Preferred Stock - 2.7%
Automotive - Cars and Light Trucks - 2.0%
      23,215    Porsche A.G. ................................     $   10,583,620

Oil Companies - Integrated - 0.7%
     289,117    Petroleo Brasileiro S.A. (ADR) ..............          3,454,948
--------------------------------------------------------------------------------
Total Preferred Stock (cost $13,815,403) ....................         14,038,568
--------------------------------------------------------------------------------
Repurchase Agreement - 17.9%
$ 94,900,000    ABN AMRO Bank N.V., 1.84%
                  dated 7/31/02, maturing 8/1/02
                  to be repurchased at $94,904,850
                  collateralized by $108,858,828
                  in U.S. Government Obligations
                  2.63875%-8.50%, 6/15/09-8/1/32
                  with a value of $96,798,037
                  (cost $94,900,000) ........................         94,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $611,443,160) - 104.3% ........        553,852,893
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (4.3%)     (22,731,567)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  531,121,326
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Australia                                            0.2%         $    1,210,878
Belgium                                              1.5%              8,103,560
Bermuda                                              0.8%              4,415,565
Brazil                                               1.7%              9,078,575
Canada                                               5.8%             32,319,932
Denmark                                              0.4%              2,339,804
Finland                                              0.8%              4,613,356
France                                               7.8%             43,343,209
Germany                                              5.1%             28,229,000
Hong Kong                                            3.4%             18,817,397
India                                                3.3%             18,310,135
Ireland                                              0.3%              1,832,960
Israel                                               0.9%              5,056,603
Italy                                                3.1%             17,175,186
Japan                                               10.0%             55,412,894
Mexico                                               2.4%             13,069,704
Netherlands                                          5.0%             27,470,765
Norway                                               0.7%              3,704,421
Russia                                               0.2%              1,164,900
South Korea                                          1.7%              9,334,762
Spain                                                0.4%              2,421,777
Sweden                                               3.1%             17,138,885
Switzerland                                          7.2%             40,002,364
United Kingdom                                      17.1%             94,386,261
United States++                                     17.1%             94,900,000
--------------------------------------------------------------------------------
Total                                              100.0%         $  553,852,893

++Includes Short-Term Securities (0% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Hong Kong Dollar
  2/21/03                       139,300,000      $   17,860,202    $     (5,425)
Japanese Yen 10/10/02           350,000,000           2,933,645           57,246
Japanese Yen 1/31/03          1,440,000,000          12,141,903        (368,540)
South Korean Won
  2/3/03                      2,300,000,000           1,909,766           18,147
Mexican Peso 10/25/02            17,700,000           1,778,120          (4,839)
--------------------------------------------------------------------------------
Total                                            $   36,623,636    $   (303,411)

See Notes to Schedules of Investments and Financial Statements

34  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER WORLDWIDE FUND                Helen Young Hayes, portfolio manager
                                            Laurence Chang, portfolio manager

Janus Adviser Worldwide Fund lost 25.73% during the 12 months ended July 31, 2002. This compares to a 21.32% decline in our benchmark, the Morgan Stanley Capital International World Index.(1)

[PHOTO]

Global equity markets remained under pressure throughout the period, as the global economy slowed sharply in the wake of September 11 and has showed few signs of a consistent, robust recovery since. Although consumer spending has remained relatively firm, particularly in the U.S., business investment levels have yet to rebound from subdued levels, reflecting a difficult profit environment and overextended balance sheets.

[PHOTO]

Another factor depressing the equity markets in 2002 has been the growing crisis in confidence over corporate behavior. In addition to the much publicized examples of apparent outright fraud at several U.S. corporations, investors grew increasingly alarmed at the opacity of some financial reporting, the treatment of stock options and pension costs, and the heavy debt burdens accumulated as a result of questionable past investments. While investors have focused most keenly on U.S. firms, many of these issues have resonated in markets outside of the U.S. Indeed, the forced departure of several high profile European executives this year, including CEOs at France's Vivendi and at Deutsche Telekom, indicates that many of the concerns over corporate governance are not confined to the U.S. As a result, European equity markets have continued to trade lower in tandem with the U.S. market.

Japan, however, has held up somewhat better than most of its developed-market peers. While we participated in the Japanese market through a select group of holdings (cumulatively about 7-10% of the portfolio), our relative underweighting in Japan and overweighting of the weaker North American and European markets were sources of the Fund's underperformance.

In addition to these macroeconomic factors, several individual stock picks worked against us. Disappointments included Tyco International. Tyco fell sharply as investor psychology began to drive the stock due to concerns about its accounting and the credibility of management. We began selling our Tyco position in late April after management abruptly reversed course on its plan to reorganize into four separate business units and, by the end of the period, had reduced our position size substantially. Nonetheless, our exposure to Tyco hurt our overall results.

Also working against us were declines in a number of our pharmaceutical holdings, including Pfizer in the U.S. and Takeda Chemical in Japan. We had expected drug companies to outperform in an uncertain economic environment, but investor concerns over looming patent expirations and regulatory foot-dragging pressured the sector during the period. We remain upbeat on the long-term potential of the drug companies we own as valuations are more attractive today than they have been in several years. In addition, one of our largest positions in the sector, Israel-based Teva Pharmaceuticals, a leading generics producer, performed well as it benefited from the cost-pressures and patent expirations weighing on more innovation-oriented firms.

Also on a positive note, several of our consumer staples stocks supported the Fund's performance. One standout was U.K.-based Diageo PLC, the world's leading distiller and distributor of premium beverages. Diageo boasts a stable of powerhouse brands that include Smirnoff vodka, Tanqueray gin and Guinness beer. Its management continues to spin off underperforming businesses such as its Burger King franchise while intensifying its focus on its core spirits operations. Another strong performer was consumer products company Reckitt Benckiser, which posted solid revenue gains as well as strong margin improvement on the back of an improving product portfolio.

In light of the uncertain market environment, we have maintained a broadly diversified portfolio. Moreover, we have tried to increasingly focus on attractively valued companies with relatively stable revenue streams, simple business models, strong free cash flow generation and dividend paying capabilities, and prudent balance sheets. Examples of this approach include Givaudan, a Swiss flavors and fragrances manufacturer; Asahi Breweries, a Japanese beer and beverages company; BOC, the UK industrial gas company; French food company Danone; and British oil giant BP Amoco.

Although valuations in most markets appear increasingly attractive, particularly given the low interest-rate environment globally, investor concerns over the extent of an earnings rebound and the quality of these earnings continue to persist. For that reason, we have positioned the portfolio defensively but remain alert to the fact that extreme levels of market volatility and investor pessimism can lead to investment opportunities.

Thank you for your continued investment.

Portfolio Asset Mix
(% of Net Assets)                             July 31, 2002        July 31, 2001
--------------------------------------------------------------------------------

Equities                                              89.2%                81.6%
Preferred Stock                                        1.4%                 1.3%
  Foreign                                             54.0%                50.3%
Top 10 Equities                                       16.7%                24.4%
Number of Stocks                                        154                  130
Cash and Cash Equivalents                              9.4%                17.1%

(1) All returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                         Janus Adviser Series  July 31, 2002  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002
--------------------------------------------------------------------------------
  1 Year                                                                (25.73)%
  5 Year                                                                   1.81%
  From Inception Date of Predecessor Fund 9/13/93                         11.47%
--------------------------------------------------------------------------------
Morgan Stanley Capital International World Index
  1 Year                                                                (21.32)%
  5 Year                                                                 (2.12)%
  From Inception Date of Predecessor Fund 9/13/93                          5.21%
--------------------------------------------------------------------------------

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Fund may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

        -----------------------------------------------------------------
        Average Annual Total Return - for the periods ended July 31, 2002

            One Year             Five Year             Since 9/13/93*
            (25.73)%               1.81%                   11.47%
        -----------------------------------------------------------------

Janus Adviser
Worldwide Fund
$26,229

Morgan Stanley
Capital International
World Index
$15,701

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Worldwide Fund and the MSCI World Index. Janus Adviser Worldwide Fund is represented by a shaded area of blue. The MSCI World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through July 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Worldwide Fund ($26,229) as compared to the MSCI World Index ($15,701).

*Inception date of predecessor fund.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 89.3%
Advertising Agencies - 0.4%
     226,710    Interpublic Group of Companies, Inc. ........     $    4,740,506

Advertising Services - 0.7%
   1,037,790    WPP Group PLC ...............................          7,863,028

Aerospace and Defense - 1.7%
      89,785    General Dynamics Corp. ......................          7,265,402
      34,505    Lockheed Martin Corp. .......................          2,212,116
      18,710    Northrop Grumman Corp. ......................          2,071,197
     183,740    Raytheon Co. ................................          5,986,249

                                                                      17,534,964

Applications Software - 1.4%
     311,225    Microsoft Corp.* ............................         14,923,239

Athletic Footwear - 0.3%
      55,675    Nike, Inc. - Class B ........................          2,744,221

Audio and Video Products - 1.2%
     278,400    Sony Corp.** ................................         12,576,755

Automotive - Cars and Light Trucks - 1.6%
     105,236    BMW A.G. ....................................     $    3,961,942
     156,010    Hyundai Motor Company, Ltd. .................          4,642,014
   1,244,000    Nissan Motor Company, Ltd.** ................          8,704,954

                                                                      17,308,910

Beverages - Non-Alcoholic - 0.4%
      78,130    Coca-Cola Co. ...............................          3,901,812

Beverages - Wine and Spirits - 1.5%
   1,321,482    Diageo PLC ..................................         16,019,965

Brewery - 0.3%
     378,000    Asahi Breweries, Ltd.** .....................          3,140,632

Broadcast Services and Programming - 2.1%
     334,220    Clear Channel Communications, Inc.* .........          8,706,431
     379,216    Grupo Televisa S.A. (ADR)*,** ...............         11,471,284
     240,540    Liberty Media Corp. - Class A* ..............          1,890,644

                                                                      22,068,359

See Notes to Schedules of Investments and Financial Statements

36  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER WORLDWIDE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Cellular Telecommunications - 2.2%
   5,469,685    China Mobile, Ltd.*,** ......................     $   15,147,403
       3,917    NTT DoCoMo, Inc.** ..........................          8,733,070

                                                                      23,880,473

Chemicals - Diversified - 2.0%
      51,251    Akzo Nobel N.V. .............................          1,818,459
     133,538    BASF A.G. ...................................          5,153,147
     127,137    Bayer A.G. ..................................          3,166,054
     809,799    BOC Group PLC ...............................         11,347,711

                                                                      21,485,371

Chemicals - Specialty - 0.3%
       6,987    Givaudan S.A. ...............................          2,805,399

Commercial Banks - 1.8%
      85,870    Banco Popular Espanol S.A. ..................          3,754,818
     299,771    Danske Bank A/S .............................          5,419,984
      94,340    Kookmin Bank ................................          4,367,402
      24,365    Kookmin Bank (ADR) ..........................          1,132,485
     496,044    UniCredito Italiano S.p.A. ..................          1,901,558
     274,300    Westpac Banking Corporation, Ltd. ...........          2,276,701

                                                                      18,852,948

Computer Services - 0.8%
     107,800    BISYS Group, Inc.* ..........................          2,490,180
     160,605    Electronic Data Systems Corp. ...............          5,905,446

                                                                       8,395,626

Consulting Services - 0.3%
     185,380    Accenture, Ltd. - Class A (New York Shares)*           3,058,770

Cosmetics and Toiletries - 2.1%
      69,640    Colgate-Palmolive Co. .......................          3,576,014
     310,555    Estee Lauder Companies, Inc. - Class A ......          9,416,028
     411,000    Kao Corp.** .................................          9,266,328

                                                                      22,258,370

Data Processing and Management - 2.2%
     134,240    Automatic Data Processing, Inc. .............          5,005,810
     338,835    First Data Corp. ............................         11,842,283
     176,362    Fiserv, Inc.* ...............................          6,068,616

                                                                      22,916,709

Diversified Financial Services - 2.7%
     867,470    Citigroup, Inc. .............................         29,094,944

Diversified Minerals - 0.5%
     188,444    Anglo American PLC ..........................          2,351,912
     103,120    Companhia Vale do Rio Doce (ADR)* ...........          2,526,440

                                                                       4,878,352

Diversified Operations - 1.8%
     104,615    ARAMARK Corp. - Class B* ....................          2,249,222
     343,475    Cendant Corp.* ..............................          4,746,824
      36,755    General Electric Co. ........................          1,183,511
     268,350    Honeywell International, Inc. ...............          8,683,806
     187,040    Tyco International, Ltd. ....................          2,394,112

                                                                      19,257,475

Electronic Components - 0.2%
      75,276    Koninklijke (Royal) Philips Electronics N.V.           1,704,830
      31,152    Koninklijke (Royal) Philips Electronics N.V.
                  (New York Shares) .........................            702,166

                                                                       2,406,996

Electronic Components - Semiconductors - 2.6%
      14,700    Rohm Company, Ltd.** ........................     $    1,924,711
      39,360    Samsung Electronics Company, Ltd. ...........         11,015,680
     495,705    STMicroelectronics N.V. .....................         10,453,851
     197,278    STMicroelectronics N.V. (New York Shares) ...          4,200,049

                                                                      27,594,291

Entertainment Software - 0.3%
      53,030    Electronic Arts, Inc.* ......................          3,191,345

Fiduciary Banks - 1.8%
     348,245    Bank of New York Company, Inc. ..............         11,150,805
     105,570    Northern Trust Corp. ........................          4,204,853
      95,505    State Street Corp. ..........................          4,058,963

                                                                      19,414,621

Finance - Consumer Loans - 1.1%
     142,115    Household International, Inc. ...............          6,064,047
      62,905    SLM Corp. ...................................          5,724,355

                                                                      11,788,402

Finance - Investment Bankers/Brokers - 0.5%
      79,155    Goldman Sachs Group, Inc. ...................          5,790,188

Finance - Mortgage Loan Banker - 1.3%
     184,670    Fannie Mae ..................................         13,829,936

Food - Catering - 0.6%
   1,257,616    Compass Group PLC ...........................          6,198,491

Food - Diversified - 2.0%
      53,151    Groupe Danone ...............................          6,221,977
      33,439    Nestle S.A. .................................          7,187,034
     130,145    Unilever N.V. ...............................          7,362,341

                                                                      20,771,352

Food - Retail - 1.7%
     100,255    Carrefour S.A. ..............................          4,364,170
     580,998    Koninklijke Ahold N.V. ......................          9,717,762
   1,022,796    Safeway PLC .................................          3,860,922

                                                                      17,942,854

Food - Wholesale/Distribution - 0.2%
      99,755    Sysco Corp. .................................          2,598,618

Health Care Cost Containment - 0.8%
     256,425    McKesson Corp. ..............................          8,441,511

Industrial Gases - 0.2%
      39,730    Praxair, Inc. ...............................          2,077,879

Insurance Brokers - 1.4%
     268,000    Marsh & McLennan Companies, Inc. ............         12,837,200
      72,520    Willis Group Holdings, Ltd.* ................          2,294,533

                                                                      15,131,733

Internet Content - Information/News - 0.2%
      59,050    Thomson Corp. ...............................          1,613,938

Life and Health Insurance - 1.0%
     113,720    CIGNA Corp. .................................         10,234,800

Machinery - Electrical - 0.7%
     147,678    Schneider Electric S.A. .....................          7,104,679

Medical - Biomedical and Genetic - 0.3%
      80,225    Genentech, Inc.* ............................          2,787,819

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2002  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER WORLDWIDE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Medical - Drugs - 7.6%
     218,465    Abbott Laboratories .........................     $    9,046,636
     518,378    GlaxoSmithKline PLC .........................         10,112,306
     455,715    Pfizer, Inc. ................................         14,742,380
     106,912    Sanofi-Synthelabo S.A. ......................          6,310,090
       2,746    Serono S.A. - Class B .......................          1,436,115
     371,000    Takeda Chemical Industries, Ltd.** ..........         15,427,848
     198,030    Teva Pharmaceutical Industries, Ltd. (ADR) ..         13,208,799
     412,100    Yamanouchi Pharmaceutical
                  Company, Ltd.** ...........................         10,323,476

                                                                      80,607,650

Medical - HMO - 0.7%
      78,975    UnitedHealth Group, Inc. ....................          6,922,949

Medical - Wholesale Drug Distributors - 0.4%
      78,355    Cardinal Health, Inc. .......................          4,513,248

Medical Instruments - 1.1%
     294,186    Medtronic, Inc. .............................         11,885,114

Medical Products - 0.6%
      82,255    Baxter International, Inc. ..................          3,282,797
      59,409    Johnson & Johnson ...........................          3,148,677

                                                                       6,431,474

Metal - Aluminum - 0%
       3,627    Pechiney S.A. ...............................            149,174

Metal Processors and Fabricators - 1.0%
     912,756    Assa Abloy A.B. - Class B ...................         10,559,506

Money Center Banks - 5.2%
     918,201    Banco Bilbao Vizcaya Argentaria S.A. ........          8,687,157
     265,650    Barclays PLC ................................          2,016,569
     321,405    Credit Suisse Group* ........................          7,699,596
      53,356    Deutsche Bank A.G. ..........................          3,084,277
     436,015    HBOS PLC ....................................          4,885,062
     217,768    Royal Bank of Scotland Group PLC ............          5,715,338
     130,368    Societe Generale ............................          7,285,485
     622,143    Standard Chartered PLC ......................          6,327,372
     207,450    UBS A.G. ....................................          9,141,418

                                                                      54,842,274

Mortgage Banks - 0.3%
     236,551    Abbey National PLC ..........................          2,855,476

Multi-Line Insurance - 1.0%
     277,950    Allstate Corp. ..............................         10,564,879

Multimedia - 2.9%
     457,949    AOL Time Warner, Inc.* ......................          5,266,414
     168,430    McGraw-Hill Companies, Inc. .................         10,535,297
     404,068    Reuters Group PLC ...........................          1,723,279
     217,730    Viacom, Inc. - Class B* .....................          8,474,052
     242,745    Walt Disney Co. .............................          4,303,869

                                                                      30,302,911

Non-Hazardous Waste Disposal - 0.5%
     217,590    Waste Management, Inc. ......................          5,150,355

Oil - Field Services - 0.4%
      95,855    Schlumberger, Ltd. ..........................          4,114,097

Oil Companies - Exploration and Production - 0.7%
     141,180    Anadarko Petroleum Corp. ....................          6,141,330
   1,324,000    CNOOC, Ltd.** ...............................          1,773,889

                                                                       7,915,219

Oil Companies - Integrated - 7.4%
   1,940,319    BP PLC ......................................     $   15,064,964
      19,525    BP PLC (ADR) ................................            905,960
     462,401    EnCana Corp. ................................         13,046,839
      12,479    EnCana Corp. (New York Shares) ..............            353,405
     737,368    Eni S.p.A. ..................................         11,118,680
  35,882,000    PetroChina Company, Ltd.** ..................          7,590,715
     159,437    Petroleo Brasileiro S.A. (ADR) ..............          2,104,568
      71,633    Royal Dutch Petroleum Co. ...................          3,272,741
     156,889    Total Fina Elf S.A. .........................         22,688,047
      16,860    Yukos (ADR) .................................          2,225,520

                                                                      78,371,439

Optical Supplies - 0.5%
      75,600    Hoya Corp.** ................................          4,797,749

Paper and Related Products - 0.9%
     346,116    Stora Enso Oyj - Class R ....................          4,038,139
     153,349    UPM - Kymmene Oyj ...........................          5,006,541

                                                                       9,044,680

Petrochemicals - 0.3%
     665,342    Reliance Industries, Ltd.* ..................          3,350,755

Printing - Commercial - 0.3%
     277,000    Dai Nippon Printing Company, Ltd.** .........          3,141,099

Publishing - Books - 0.7%
     368,298    Reed Elsevier N.V. ..........................          4,531,643
     279,954    Reed Elsevier PLC ...........................          2,368,229

                                                                       6,899,872

Publishing - Newspapers - 0.9%
      74,445    New York Times Co. - Class A ................          3,368,636
     701,297    Pearson PLC .................................          6,737,762

                                                                      10,106,398

Publishing - Periodicals - 0.6%
     441,220    Wolters Kluwer N.V. .........................          6,743,943

Reinsurance - 1.8%
      34,674    Muenchener Rueckversicherungs
                  - Gesellschaft A.G. .......................          6,833,019
     152,248    Swiss Re ....................................         12,739,731

                                                                      19,572,750

Retail - Building Products - 0.8%
     273,240    Home Depot, Inc. ............................          8,437,651

Retail - Consumer Electronics - 0.3%
   1,168,757    Dixons Group PLC ............................          3,019,095

Retail - Discount - 0.3%
     103,560    Costco Wholesale Corp.* .....................          3,611,137

Retail - Diversified - 0.3%
      61,000    Ito-Yokado Company, Ltd.** ..................          2,806,619

Retail - Drug Store - 0.2%
      64,770    Walgreen Co. ................................          2,288,324

Retail - Restaurants - 0.2%
      84,050    McDonald's Corp. ............................          2,080,238

Savings/Loan/Thrifts - 0.2%
      62,800    Washington Mutual, Inc. .....................          2,349,348

Security Services - 1.2%
     746,888    Securitas A.B. - Class B ....................         13,078,741

Soap and Cleaning Preparations - 0.4%
     226,236    Reckitt Benckiser PLC .......................          3,852,359

See Notes to Schedules of Investments and Financial Statements

38  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Telecommunication Equipment - 0.2%
     161,815    Nokia Oyj ...................................     $    2,014,815

Telephone - Integrated - 1.7%
   1,234,891    BT Group PLC ................................          3,865,642
     434,435    Telecom Italia S.p.A. .......................          3,420,211
     777,106    Telecom Italia S.p.A. - RNC .................          4,102,783
     222,829    Telefonos de Mexico S.A. (ADR)** ............          6,439,758

                                                                      17,828,394

Tobacco - 2.0%
         387    Japan Tobacco, Inc.** .......................          2,523,853
     410,690    Philip Morris Companies, Inc. ...............         18,912,275

                                                                      21,436,128

Travel Services - 0.5%
     240,665    USA Interactive* ............................          5,306,423
--------------------------------------------------------------------------------
Total Common Stock (cost $1,067,942,912) ....................        945,578,564
--------------------------------------------------------------------------------
Preferred Stock - 1.4%
Automotive - Cars and Light Trucks - 0.6%
      14,564    Porsche A.G. ................................          6,639,666

Oil Companies - Integrated - 0.8%
     716,793    Petroleo Brasileiro S.A. (ADR) ..............          8,565,676
--------------------------------------------------------------------------------
Total Preferred Stock (cost $20,925,729) ....................         15,205,342
--------------------------------------------------------------------------------
Repurchase Agreement - 10.6%
$112,300,000    ABN AMRO Bank N.V., 1.84%
                  dated 7/31/02, maturing 8/1/02
                  to be repurchased at $112,305,740
                  collateralized by $128,818,192
                  in U.S. Government Obligations
                  2.63875%-8.50%, 6/15/09-8/1/32
                  with a value of $114,546,044
                  (cost $112,300,000) .......................        112,300,000
--------------------------------------------------------------------------------
U.S Government Agency - 1.9%
                Federal Home Loan Bank System
  20,000,000      1.80%, 10/15/02
                  (amortized cost $19,925,000) ..............         19,925,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,221,093,641) - 103.2% ......      1,093,008,906
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.2%)     (33,925,723)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,059,083,183
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Australia                                            0.2%         $    2,276,701
Bermuda                                              0.5%              5,452,882
Brazil                                               1.2%             13,196,684
Canada                                               1.4%             15,014,182
Denmark                                              0.5%              5,419,984
Finland                                              1.0%             11,059,495
France                                               5.0%             54,123,622
Germany                                              2.6%             28,838,105
Hong Kong                                            2.3%             24,512,007
India                                                0.3%              3,350,755
Israel                                               1.2%             13,208,799
Italy                                                1.9%             20,543,232
Japan                                                7.6%             83,367,094
Mexico                                               1.6%             17,911,042
Netherlands                                          3.7%             39,967,982
Russia                                               0.2%              2,225,520
South Korea                                          1.9%             21,157,581
Spain                                                1.1%             12,441,975
Sweden                                               2.2%             23,638,247
Switzerland                                          5.1%             55,663,193
United Kingdom                                      10.9%            119,385,975
United States++                                     47.6%            520,253,849
--------------------------------------------------------------------------------
Total                                              100.0%         $1,093,008,906

++Includes Short-Term Securities (35.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Hong Kong Dollar
  2/21/03                       149,900,000      $   19,219,270    $     (8,091)
Japanese Yen 10/10/02           630,000,000           5,280,561          103,042
Japanese Yen 10/25/02           225,000,000           1,887,457        (105,335)
Japanese Yen 11/7/02          1,160,000,000           9,737,564        (614,481)
Japanese Yen 1/31/03            590,000,000           4,974,808        (151,783)
Mexican Peso 10/25/02            29,200,000           2,933,396          (7,984)
--------------------------------------------------------------------------------
Total                                            $   44,033,056    $   (784,632)

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2002  39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GLOBAL VALUE FUND                     Jason Yee, portfolio manager

Janus Adviser Global Value Fund declined 3.24% for the 12-month period ended July 31, 2002, outperforming the 21.32% loss of its benchmark, the Morgan Stanley Capital International World Index.(1) This performance earned the Fund a top-decile ranking for the one-year period ended July 31, 2002 , placing it 17th out of 321 global funds tracked by Lipper, a Reuters company and leading mutual fund rating company.(2)

[PHOTO]

In the aftermath of the September 11th tragedy, the world may be irrevocably changed but the financial markets seemingly returned to an almost disquieting sense of normalcy. The sharp rebound in the equity markets at year-end and in early 2002 reflected a renewed sense of optimism and the enduring resilience of global business and finance. However, these hopes were quickly dashed by a growing crisis of confidence in corporate governance and management credibility. What may have been initially dismissed as an isolated incident instead turned out to be an epidemic of egregious corporate misconduct. And one can only suspect that there is more to come. What is already apparent, however, is the resulting damage to the fragile financial markets, as evidenced by significant declines in equity prices and a plummeting U.S. dollar. Equities around the world have continued to decline in sympathy with the scandal-ridden U.S. markets. Japan surrendered most of its gains from the beginning of the year, major European indices had dismal performances across the board, and many emerging markets retreated after a good start to the year. All of this understatedly proclaims the obvious fact that we are currently in a less-than-ebullient environment for global equity markets.

While the prognosis for the broader market indices may be somewhat troublesome, the sharp volatility in today's financial markets does create some good opportunities on a stock-by-stock basis. And because the Fund is typically comprised of 40 to 50 holdings and has relatively low turnover, the consequent advantage is that it really requires only a few of these investment opportunities per year for the Fund to benefit. For example, Smiths Group PLC, the U.K. industrial conglomerate, has since gained from a reversal of undue concern over its cyclical nature and questions over its acquisition discipline. Meanwhile, we purchased Pioneer Natural Resources, the US independent oil and gas producer, when natural gas prices were near their recent lows. In both of these cases, particular market, industry, or company-specific issues caused these businesses to trade significantly below our appraisal of their intrinsic value.

But certainly not all of our investments move so quickly toward intrinsic value, including Allied Waste. The U.S. solid waste management company is a recent addition to the Fund and has been punished severely for its high levels of debt, despite a greater than 10% free cash flow yield and more than adequate interest coverage. Meanwhile, Orbotech, the global leader in automated inspection equipment for printed circuit boards, has suffered from the weak capital spending trends and overcapacity in its customers' production facilities. Over the longer term, we continue to believe that these businesses are substantially undervalued and have consequently added to the positions.

Despite the challenging valuations of the market as a whole, we believe that individual investments can perform well as the gap between stock price and intrinsic value closes over time. These are exactly the types of special situations we look for, and we are finding plenty of them around the world. At the present time, we are closely considering potential opportunities in the media and pharmaceutical industries. Both of these sectors are characterized by high returns and free cash flow, and are in areas in which stock prices have been under significant pressure.

Finding these new investment opportunities is certainly an important aspect to managing the Fund. But I would like to stress that contrary to popular belief, it is rarely the lack of new ideas or the missed opportunities that cause underperformance in a portfolio. I often somewhat facetiously claim that every night while I am asleep, somewhere in the world I am missing hundreds of stocks that are going up. This is simply a fact of life in today's global marketplace. But the performance of the Fund is never penalized for the investments we do not make. Rather, we are only penalized for the investment mistakes that result in permanent capital loss. These mistakes are the real enemy of satisfactory returns. Put another way, the most important factor driving returns over the long term is properly assessing the value of the holdings in the Fund and understanding the consequent risk/reward characteristics. This is why we are so selective in our investments and try to leave an adequate margin of safety to protect from the unpredictable events that invariably arise in the future. We firmly believe that purchasing businesses at significant discounts to their intrinsic value is the best way to mitigate downside risk and maximize upside potential.

Thank you for your investment in Janus Adviser Global Value Fund.

Portfolio Asset Mix
(% of Net Assets)                             July 31, 2002        July 31, 2001
--------------------------------------------------------------------------------

Equities                                              87.8%                70.0%
  Foreign                                             48.2%                37.6%
  European                                            32.0%                24.3%
Top 10 Equities                                       40.2%                37.5%
Number of Stocks                                         33                   23
Cash and Cash Equivalents                             12.2%                30.0%

(1) All returns include reinvested net dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

40  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002
--------------------------------------------------------------------------------
  1 Year                                                                 (3.24)%
  From Inception Date 5/1/01                                             (3.93)%
--------------------------------------------------------------------------------
Morgan Stanley Capital International World Index
  1 Year                                                                (21.32)%
  From Inception Date 5/1/01                                            (21.23)%
--------------------------------------------------------------------------------

This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Morgan Stanley Capital International World Index is a market capitalization weighed index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

        -----------------------------------------------------------------
        Average Annual Total Return - for the periods ended July 31, 2002

                  One Year                        Since 5/1/01*
                  (3.24)%                            (3.93)%
        -----------------------------------------------------------------

Janus Adviser
Global Value Fund
$9,511

Morgan Stanley
Capital International
World Index
$7,421

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Global Value Fund and the Morgan Stanley Capital International World Index. Janus Adviser Global Value Fund is represented by a shaded area of blue. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 2001, through July 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Global Value Fund ($9,511) as compared to the Morgan Stanley Capital International World Index ($7,421).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 87.8%
Advertising Agencies - 5.1%
       2,800    Asatsu-Dk, Inc.** ...........................     $       55,296
       3,850    Interpublic Group of Companies, Inc. ........             80,503

                                                                         135,799

Advertising Services - 2.2%
       7,621    WPP Group PLC** .............................             57,742

Aerospace and Defense - 2.7%
         222    Dassault Aviation S.A.** ....................             71,847

Casino Hotels - 2.0%
       5,755    Park Place Entertainment Corp.* .............             52,831

Chemicals - Specialty - 1.8%
         968    Syngenta A.G. ...............................             49,384

Diversified Operations - 4.2%
      14,818    BBA Group PLC** .............................             54,863
       4,804    Smiths Group PLC** ..........................             58,163

                                                                         113,026

Electronic Components - 2.8%
       3,333    Koninklijke (Royal) Philips Electronics N.V.**    $       75,485

Electronic Design Automation - 2.4%
       5,095    Cadence Design Systems, Inc.* ...............             63,433

Electronic Measuring Instruments - 3.1%
       4,100    Orbotech, Ltd.* .............................             83,517

Financial Guarantee Insurance - 1.7%
         705    MGIC Investment Corp. .......................             44,415

Home Decoration Products - 2.7%
       2,721    Hunter Douglas N.V.** .......................             71,095

Machinery - Pumps - 4.8%
       4,643    Pfeiffer Vacuum Technology A.G.** ...........            127,003

Medical - Drugs - 4.0%
       4,145    Schering-Plough Corp. .......................            105,697

Medical Information Systems - 1.8%
       2,980    IMS Health, Inc. ............................             47,144

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2002  41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GLOBAL VALUE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Multimedia - 6.1%
      31,171    Reuters Group PLC** .........................     $      132,939
       1,740    Walt Disney Co. .............................             30,850

                                                                         163,789

Non-Hazardous Waste Disposal - 2.1%
       8,630    Allied Waste Industries, Inc.* ..............             56,958

Oil Companies - Exploration and Production - 3.6%
       3,980    Pioneer Natural Resources Co.* ..............             96,356

Oil Companies - Integrated - 3.6%
       3,402    EnCana Corp. ................................             95,989

Paper and Related Products - 3.5%
       1,885    Rayonier, Inc. ..............................             93,496

Property and Casualty Insurance - 2.1%
      15,000    Nipponkoa Insurance Company, Ltd.** .........             56,239

Publishing - Newspapers - 2.0%
      32,592    Independent News & Media PLC** ..............             52,085

Publishing - Periodicals - 2.8%
       4,920    Wolters Kluwer N.V.** .......................             75,201

Radio - 3.9%
       3,000    Nippon Broadcasting System, Inc.** ..........            103,961

Real Estate Investment Trusts - Hotels - 2.0%
       4,705    Host Marriott Corp. .........................             52,931

Reinsurance - 5.7%
          67    Berkshire Hathaway, Inc. - Class B* .........            153,229

Retail - Restaurants - 2.2%
       2,425    McDonald's Corp. ............................             60,019

Rubber/Plastic Products - 1.4%
       4,000    Tenma Corp.** ...............................             37,810

Savings/Loan/Thrifts - 2.3%
       1,645    Washington Mutual, Inc. .....................             61,539

Telephone - Integrated - 2.2%
       5,735    AT&T Corp. ..................................             58,382

Television - 1.0%
      18,096    Granada PLC** ...............................             26,927
--------------------------------------------------------------------------------
Total Common Stock (cost $2,581,576) ........................          2,343,329
--------------------------------------------------------------------------------
Repurchase Agreement - 11.2%
$    300,000    ABN AMRO Bank N.V., 1.84%
                  dated 7/31/02, maturing 8/1/02
                  to be repurchased at $300,015
                  collateralized by $344,127
                  in U.S. Government Obligations
                  2.63875%-8.50%, 6/15/09-8/1/32
                  with a value of $306,000
                  (cost $300,000) ...........................            300,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,881,576) - 99.0% ...........          2,643,329
--------------------------------------------------------------------------------
Cash, Receivables, and Other Assets, net of Liabilities - 1.0%            25,370
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $    2,668,699
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Canada                                               3.6%         $       95,989
France                                               2.7%                 71,847
Germany                                              4.8%                127,003
Ireland                                              2.0%                 52,085
Israel                                               3.1%                 83,517
Japan                                                9.6%                253,306
Netherlands                                          8.4%                221,781
Switzerland                                          1.9%                 49,384
United Kingdom                                      12.5%                330,633
United States++                                     51.4%              1,357,784
--------------------------------------------------------------------------------
Total                                              100.0%         $    2,643,329

++Includes Short-Term Securities (40.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/10/02               85,000      $      132,218    $     (9,112)
British Pound 10/25/02               40,000              62,159          (3,818)
British Pound 11/7/02                30,000              46,583          (3,515)
Euro 10/10/02                        50,000              48,860          (3,655)
Euro 11/7/02                        200,000             195,185          (9,649)
Japanese Yen 10/10/02             8,000,000              67,055          (4,427)
Japanese Yen 10/25/02             5,000,000              41,943          (3,048)
Japanese Yen 11/7/02              7,000,000              58,761          (3,708)
--------------------------------------------------------------------------------
Total                                            $      652,764    $    (40,932)

See Notes to Schedules of Investments and Financial Statements

42  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER FLEXIBLE INCOME FUND             Ronald Speaker, portfolio manager

For the 12 months ended July 31, 2002, Janus Adviser Flexible Income Fund gained 5.53% as its benchmark, the Lehman Brothers Government/Credit Index returned 6.89%.(1)

[PHOTO]

Throughout the period, a divergent pattern evolved within the bond market. On the short end, rates fell, following the lead of the Federal Reserve, which by year-end 2001 had cut its prime lending rate to the lowest level in 40 years. Meanwhile, rates on longer-term notes experienced volatility due to the early November announcement that the U.S. Treasury would no longer issue 30-year bonds.

The market was extremely volatile during the period, as more than $50 billion in investment grade credits were downgraded to junk status. The harsh impact of this was felt throughout entire sectors, as a "guilt by association" mentality permeated investor psychology. Corporate bond spreads were equally volatile during the period, widening after September 11, then tightening as hopes of an economic recovery surfaced in early 2002, only to widen again in the midst of investor concern over corporate governance and accounting issues.

While the stock market also suffered from shaken confidence in corporate accounting, the bond market behaved in a classic fashion - providing pockets of safety and stability, while offering the diversification of the broader market. Pacing the fixed-income gainers were investment-grade issues, which ended the period among the best-performing asset classes.

Bolstering the investment-grade portion of the Fund was Quest Diagnostics, a medical testing and services company that was upgraded from the high-yield ranks by Moody's. Its recent acquisitions of American Medical Laboratories, which processes esoteric tests such as gene-based assessments nationwide, and Unilab, the largest independent clinical lab operator in California, enhances Quest's portfolio and strengthens its profit outlook. Plus, the company's well-respected management team has demonstrated a commitment to handling debt in a conservative fashion.

Also gaining ground was Golden State Holdings, the corporate parent of California Federal Bank. The California thrift, a longtime holding, was recently purchased by Citigroup in a deal that complements Citigroup's domestic business. In turn, Golden State's notes, rated "BB," benefited from association with Citigroup's "AA" status.

As the economy moderated, we increased our government-related issues, which now represent 44.1% of the Fund. Such holdings include a blend of mid- and long-term Treasury notes and select debt from Fannie Mae, the government-backed mortgage dealer. These interest-rate-sensitive issues inched upward in the Fed's low rate environment. Slowly, the realization that rates will remain lower for some time permeated the long end of the yield curve causing long-term notes to rally toward the end of July.

One of our disappointments was Equinix, a small Internet data-center operator. Having developed six large facilities across the U.S., Equinix attracted big-name clients such as IBM, Charles Schwab and AT&T. However, the market started to soften as it was building its seventh center, and the company fell into a liquidity squeeze. In addition, the company's liquidity narrowed, so we sold the position.

We also lost ground in AOL Time Warner, which underperformed Treasury bonds as spreads widened in connection with an overall decline in the company's shares resulting from concerns about some of its partnerships and accounting. Despite this, we believe AOL Time Warner will continue to manage its debt appropriately and maintain its investment grade status.

Throughout the bond market, responsible borrowing gained popularity as a painful but important theme emerged, one that corporate America cannot ignore. As the ratings of large issuers of investment-grade bonds, such as WorldCom, Qwest Communications and Tyco International, were lowered to high-yield status, creditors declared that tight accounting is a requirement, exaggerations of financial conditions will not be tolerated and debt levels need to be reduced. If a company fails to meet these guidelines, it will suffer.

Looking ahead, we will continue to utilize our latitude in flexibility within the fixed-income arena. With so much potential for market volatility, it's more important than ever for analysts and managers to know their credits inside and out. Without keen insight, one can easily be frightened out of today's psychology-driven market. By identifying investment-grade issues that benefit from an improving economy, high-yield credits with the potential to benefit even more and short-term bonds that aren't as sensitive to rate increases, we believe we're positioned well for whatever lies ahead.

Thank you for your investment in Janus Adviser Flexible Income Fund.

Portfolio Asset Mix
(% of Net Assets)                             July 31, 2002        July 31, 2001
--------------------------------------------------------------------------------

Corporate Bonds/Warrants
  Investment Grade                                    42.7%                50.0%
  High-Yield/High-Risk                                 6.5%                14.5%
U.S. Government Obligations                           44.1%                31.4%
Foreign Dollar Bonds                                   0.4%                 1.0%
Preferred Stock                                        0.1%                 0.1%
Cash and Cash Equivalents                              6.2%                 3.0%

Fund Profile
--------------------------------------------------------------------------------

Weighted Average Maturity                          7.9 Yrs.             9.7 Yrs.
Average Modified Duration*                         5.3 Yrs.             6.3 Yrs.
30-Day Average Yield**
  With Reimbursement                                  4.10%                5.37%
  Without Reimbursement                               3.92%                4.57%
Weighted Average Fixed Income
  Credit Rating                                           A                    A

 *A theoretical measure of price volatility.
**Yields will fluctuate.

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                         Janus Adviser Series  July 31, 2002  43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002
--------------------------------------------------------------------------------
  1 Year                                                                   5.53%
  5 Year                                                                   6.08%
  From Inception Date of Predecessor Fund 9/13/93                          7.50%
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index
  1 Year                                                                   6.89%
  5 Year                                                                   7.09%
  From Inception Date of Predecessor Fund 9/13/93                          6.61%
--------------------------------------------------------------------------------

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. The Fund may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's yield and total return would have been lower.

        -----------------------------------------------------------------
        Average Annual Total Return - for the periods ended July 31, 2002

            One Year             Five Year             Since 9/13/93*
             5.53%                 6.08%                   7.50%
        -----------------------------------------------------------------

Janus Adviser
Flexible Income
Fund
$19,042

Lehman Brothers
Government/Credit
Index
$17,665

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Flexible Income Fund and the Lehman Brothers Government/Credit Index. Janus Adviser Flexible Income Fund is represented by a shaded area of blue. The Lehman Brothers Government/Credit Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through July 31, 2002. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Flexible Income Fund ($19,042) as compared to the Lehman Brothers Government/Credit Index ($17,665).

*Inception date of predecessor fund.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 49.6%
Aerospace and Defense - 1.6%
                Raytheon Co.:
$    345,000      6.50%, notes, due 7/15/05 .................     $      365,269
     453,000      6.15%, notes, due 11/1/08 .................            468,855

                                                                         834,124

Automotive - Cars and Light Trucks - 0.5%
     250,000    General Motors Corp., 7.20%
                  company guaranteed notes, due 1/15/11 .....            252,500

Beverages - Non-Alcoholic - 0.9%
                Coca-Cola Enterprises, Inc.:
     250,000      6.125%, notes, due 8/15/11 ................            264,063
     165,000      7.125%, debentures, due 8/1/17 ............            194,081

                                                                         458,144

Brewery - 1.2%
     560,000    Coors Brewing Co., 6.375%
                  notes, due 5/15/12+ .......................            591,500

Broadcast Services and Programming - 0.1%
      50,000    Clear Channel Communications, Inc., 6.00%
                  notes, due 11/1/06 ........................             45,875

Building - Residential and Commercial - 0.1%
$     45,000    KB Home, Inc., 8.625%
                  senior subordinated notes, due 12/15/08 ...     $       44,100

Cable Television - 1.2%
     275,000    Comcast Cable Communications, Inc.
                  6.375%, notes, due 1/30/06 ................            250,250
                Cox Communications, Inc.:
     230,000      6.875%, notes, due 6/15/05 ................            221,087
     125,000      7.75%, notes, due 8/15/06 .................            120,000
      15,000    Mediacom Broadband LLC, 11.00%
                  company guaranteed notes, due 7/15/13 .....             12,075

                                                                         603,412

Cellular Telecommunications - 0.3%
     170,000    AT&T Wireless Services, Inc., 6.875%
                  notes, due 4/18/05 ........................            134,300
       4,000    Price Communications Wireless, Inc.
                  11.75%, senior subordinated notes
                  due 7/15/07 ...............................              4,230

                                                                         138,530

See Notes to Schedules of Investments and Financial Statements

44  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Commercial Banks - 0.2%
$      2,000    Hudson United Bancorp, Inc., 8.20%
                  subordinated debentures, due 9/15/06 ......     $        2,145
      75,000    North Fork Bancorp, 5.875%
                  notes, due 8/15/12 ........................             74,808
       4,000    Provident Trust I Corp., 8.29%
                  company guaranteed notes, due 4/15/28 .....              3,500

                                                                          80,453

Commercial Services - 0.8%
     380,000    PHH Corp., 8.125%
                  notes, due 2/3/03 .........................            384,750

Computers - 0.9%
     445,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 ........................            442,775

Containers - Metal and Glass - 0.2%
     115,000    Owens-Brockway Glass Container, Inc.
                  8.875%, secured notes, due 2/15/09+ .......            113,850

Cosmetics and Toiletries - 1.0%
     195,000    Gillette Co., 4.125%
                  notes, due 8/30/07 ........................            196,014
     285,000    Proctor & Gamble Co., 4.75%
                  notes, due 6/15/07 ........................            294,975

                                                                         490,989

Diversified Financial Services - 1.6%
                General Electric Capital Corp.:
     400,000      4.25%, notes, due 1/28/05 .................            409,000
     285,000      6.00%, notes, due 6/15/12 .................            289,631
     120,000    John Deere Capital Corp., 4.125%
                  notes, due 7/15/05 ........................            120,750

                                                                         819,381

Diversified Operations - 1.0%
     200,000    ARAMARK Services, Inc., 7.00%
                  company guaranteed notes, due 5/1/07 ......            207,250
     330,000    Cendant Corp., 6.875%
                  notes, due 8/15/06 ........................            318,037

                                                                         525,287

Electric - Integrated - 2.0%
     130,000    Amerenenergy Generating Co., 7.95%
                  notes, due 6/1/32 .........................            128,375
     600,000    Cinergy Corp., 6.25%
                  debentures, due 9/1/04 ....................            618,000
     290,000    PSE&G Power LLC, 6.875%
                  company guaranteed notes, due 4/15/06 .....            280,212

                                                                       1,026,587

Finance - Auto Loans - 1.8%
     400,000    Ford Motor Credit Co., 5.75%
                  senior notes, due 2/23/04 .................            406,000
     500,000    General Motors Acceptance Corp., 5.36%
                  notes, due 7/27/04 ........................            506,875

                                                                         912,875

Finance - Other Services - 0.5%
     245,000    Pemex Master Trust, 8.625%
                  notes, due 2/1/22+ ........................            232,750

Food - Diversified - 1.7%
$    115,000    General Mills, Inc., 6.00%
                  notes, due 2/15/12 ........................     $      116,437
                Kellogg Co.:
     200,000      6.00%, notes, due 4/1/06 ..................            213,500
     500,000      6.60%, notes, due 4/1/11 ..................            537,500

                                                                         867,437

Food - Meat Products - 0.6%
     295,000    Hormel Foods Corp., 6.625%
                  notes, due 6/1/11 .........................            314,544

Food - Retail - 2.1%
      50,000    Fred Meyer, Inc., 7.375%
                  company guaranteed notes, due 3/1/05 ......             54,312
      30,000    Kroger Co., 7.50%
                  company guaranteed notes, due 4/1/31 ......             31,987
       8,000    Marsh Supermarkets, Inc., 8.875%
                  company guaranteed notes, due 8/1/07 ......              7,840
                Safeway, Inc.:
     500,000      6.15%, notes, due 3/1/06 ..................            535,625
     300,000      6.50%, notes, due 3/1/11 ..................            316,500
      95,000    Winn-Dixie Stores, Inc., 8.875%
                  senior notes, due 4/1/08 ..................             95,594

                                                                       1,041,858

Food - Wholesale/Distribution - 0.1%
      60,000    Sysco International Co., 6.10%
                  notes, due 6/1/12+ ........................             63,900

Gas - Distribution - 0.4%
     200,000    Southwest Gas Corp., 7.625%
                  notes, due 5/15/12 ........................            208,000

Insurance Brokers - 0.2%
      90,000    Marsh & McLennan Companies, Inc., 6.25%
                  notes, due 3/15/12 ........................             95,175

Leisure, Recreation and Gaming - 0.1%
      50,000    Hard Rock Hotel, Inc., 9.25%
                  senior subordinated notes, due 4/1/05 .....             49,000

Life and Health Insurance - 0.1%
      57,000    Delphi Financial Group, Inc., 8.00%
                  senior notes, due 10/1/03 .................             58,781

Linen Supply and Related Items - 0.2%
     105,000    Cintas Corp., 6.00%
                  notes, due 6/1/12+ ........................            109,331

Machine Tools and Related Products - 0.2%
     125,000    Kennametal, Inc., 7.20%
                  senior notes, due 6/15/12 .................            127,969

Medical - HMO - 1.5%
     400,000    Coventry Health Care, Inc., 8.125%
                  senior notes, due 2/15/12 .................            400,500
     250,000    UnitedHealth Group, Inc., 5.20%
                  notes, due 1/17/07 ........................            260,000
     105,000    Wellpoint Health Networks, Inc., 6.375%
                  notes, due 6/15/06 ........................            112,744

                                                                         773,244

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2002  45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Medical - Hospitals - 4.8%
$    162,000    Clarent Hospital Corp., 11.50%
                  senior notes, due 8/15/05 .................     $      171,315
                HCA, Inc.:
      40,000      8.125%, notes, due 8/4/03 .................             41,500
     600,000      6.91%, notes, due 6/15/05 .................            628,500
     500,000      6.95%, notes, due 5/1/12 ..................            504,375
       2,000      8.36%, debentures, due 4/15/24 ............              2,180
                Tenet Healthcare Corp.:
     750,000      5.375%, notes, due 11/15/06 ...............            762,187
     300,000      6.375%, notes, due 12/1/11 ................            303,375

                                                                       2,413,432

Medical Labs and Testing Services - 2.1%
                Quest Diagnostics, Inc.:
     600,000      6.75%, company guaranteed notes
                  due 7/12/06 ...............................            642,000
     385,000      7.50%, company guaranteed notes
                  due 7/12/11 ...............................            421,094

                                                                       1,063,094

Multimedia - 2.3%
                AOL Time Warner, Inc.:
     395,000      5.625%, notes, due 5/1/05 .................            344,637
     190,000      7.25%, debentures, due 10/15/17 ...........            142,500
     125,000    Corus Entertainment, Inc., 8.75%
                  senior subordinated notes, due 3/1/12 .....            122,500
     365,000    Gannett Company, Inc., 4.95%
                  notes, due 4/1/05 .........................            379,144
     175,000    Viacom, Inc., 6.40%
                  company guaranteed notes, due 1/30/06 .....            186,594

                                                                       1,175,375

Networking Products - 0%
       4,000    Candescent Technologies Corp., 8.00%
                  convertible senior subordinated
                  debentures, due 5/1/03+,(OMEGA),(DELTA) ...                340

Non-Hazardous Waste Disposal - 2.3%
     400,000    Republic Services, Inc., 6.75%
                  notes, due 8/15/11 ........................            417,500
                Waste Management, Inc.:
     145,000      7.00%, senior notes, due 10/1/04 ..........            152,069
      75,000      7.00%, notes, due 10/15/06 ................             79,500
     500,000      7.375%, notes, due 8/1/10 .................            494,375

                                                                       1,143,444

Oil Companies - Exploration and Production - 0.2%
      80,000    Magnum Hunter Resources, Inc., 9.60%
                  senior notes, due 3/15/12+ ................             80,400

Oil Companies - Integrated - 2.5%
                Conoco Funding Co.:
     845,000      5.45%, company guaranteed notes
                  due 10/15/06 ..............................            880,913
     200,000      6.35%, notes, due 10/15/11 ................            210,250
     150,000    Occidental Petroleum Corp., 5.875%
                  notes, due 1/15/07 ........................            157,125

                                                                       1,248,288

Physical Therapy and Rehabilitation Centers - 1.2%
                HEALTHSOUTH Corp.:
     550,000      7.375%, senior notes, due 10/1/06 .........            506,000
     135,000      8.50%, senior notes, due 2/1/08 ...........            128,250

                                                                         634,250

Pipelines - 0.2%
$     90,000    TEPPCO Partners, L.P., 7.625%
                  company guaranteed notes, due 2/15/12 .....     $       94,725

Property and Casualty Insurance - 0%
       2,000    First American Capital Trust, 8.50%
                  company guaranteed notes, due 4/15/12 .....              2,053

Real Estate Investment Trusts - Health Care - 0.5%
     250,000    Health Care Property Investors, Inc., 6.45%
                  notes, due 6/25/12 ........................            253,438

Recreational Centers - 0.9%
     455,000    Bally Total Fitness Holding Corp., 9.875%
                  senior subordinated notes, due 10/15/07 ...            436,800

Rental Auto/Equipment - 0.6%
     300,000    Hertz Corp., 7.625%
                  notes, due 6/1/12 .........................            291,000

Retail - Discount - 0.4%
     200,000    Wal-Mart Stores, Inc., 6.875%
                  senior notes, due 8/10/09 .................            223,750

Retail - Restaurants - 1.0%
     300,000    McDonald's Corp., 5.375%
                  notes, due 4/30/07 ........................            318,375
     160,000    Wendy's International, Inc., 6.20%
                  senior notes, due 6/15/14 .................            167,600
      40,000    Yum! Brands, Inc., 7.70%
                  notes, due 7/1/12 .........................             40,000

                                                                         525,975

Satellite Telecommunications - 0.4%
     200,000    EchoStar DBS Corp., 9.125%
                  senior notes, due 1/15/09 .................            184,000

Savings/Loan/Thrifts - 1.9%
                Golden State Holdings, Inc.:
     505,000      7.00%, senior notes, due 8/1/03 ...........            522,044
     300,000      7.125%, senior notes, due 8/1/05 ..........            320,625
     133,000    Sovereign Bancorp, Inc., 8.625%
                  senior notes, due 3/15/04 .................            139,650

                                                                         982,319

Soap and Cleaning Preparations - 1.9%
                Dial Corp.:
     600,000      7.00%, senior notes, due 8/15/06 ..........            638,250
     300,000      6.50%, senior notes, due 9/15/08 ..........            312,375

                                                                         950,625

Telecommunication Services - 1.9%
   1,000,000    Verizon Global Funding Corp., 4.25%
                  convertible senior notes, due 9/15/05+ ....            967,500

Television - 1.1%
     512,000    Fox/Liberty Networks LLC, 8.875%
                  senior notes, due 8/15/07 .................            535,040

Theaters - 0.2%
     100,000    AMC Entertainment, Inc., 9.875%
                  senior subordinated notes, due 2/1/12 .....             94,750

Veterinary Diagnostics - 0.1%
      65,000    Vicar Operating, Inc., 9.875%
                  senior subordinated notes, due 12/1/09 ....             68,575
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $24,895,100) ....................         25,076,294
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

46  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Preferred Stock - 0.1%
Savings/Loan/Thrifts - 0.1%
$      2,142    Chevy Chase Savings Bank, 13.00%
                  (cost $59,225) ............................     $       58,905

Warrants - 0%
Finance - Other Services - 0%
           4    Ono Finance PLC - expires 5/31/09
                  (acquisition date 10/13/99)*,+ ............                  0

Telephone - Integrated - 0%
           1    Versatel Telecom B.V. - expires 5/15/08* ....                  0

Web Hosting/Design - 0%
           5    Equinix, Inc. - expires 12/1/07* ............                  0
--------------------------------------------------------------------------------
Total Warrants (cost $0) ....................................                  0
--------------------------------------------------------------------------------
U.S. Government Obligations - 44.1%
U.S. Government Agencies - 22.2%
                Fannie Mae:
$  4,765,000      3.875%, due 3/15/05 .......................          4,884,125
     475,000      5.00%, due 1/15/07 ........................            497,563
   1,310,000      4.25%, due 7/15/07 ........................          1,326,375
   1,165,000      6.25%, due 2/1/11 .........................          1,252,375
      95,000      6.00%, due 5/15/11 ........................            101,650
     780,000      6.125%, due 3/15/12 .......................            840,450
   1,545,000      6.625%, due 11/15/30 ......................          1,672,462
                Freddie Mac:
     600,000      5.25%, due 1/15/06 ........................            636,000

                                                                      11,211,000

U.S. Treasury Notes/Bonds - 21.9%
      75,000      7.50%, due 2/15/05 ........................             84,128
   1,101,000      3.50%, due 11/15/06 .......................          1,108,355
   2,348,000      4.375%, due 5/15/07 .......................          2,441,920
     270,000      4.75%, due 11/15/08 .......................            282,844
      64,000      6.00%, due 8/15/09 ........................             71,370
     162,014      3.375%, due 1/15/12# ......................            170,292
     810,000      4.875%, due 2/15/12 .......................            835,628
     905,000      7.25%, due 5/15/16 ........................          1,095,892
   1,035,000      7.25%, due 8/15/22 ........................          1,265,080
   2,130,000      6.25%, due 8/15/23 ........................          2,342,084
   1,348,000      5.375%, due 2/15/31** .....................          1,361,480

                                                                      11,059,073
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $21,718,828) ........         22,270,073
--------------------------------------------------------------------------------
Repurchase Agreement - 3.4%
   1,700,000    ABN AMRO Bank N.V., 1.84%
                  dated 7/31/02, maturing 8/1/02
                  to be repurchased at $1,700,087
                  collateralized by $1,950,053
                  in U.S. Government Obligations
                  2.63875%-8.50%, 6/15/09-8/1/32
                  with a value of $1,734,001
                  (cost $1,700,000) .........................          1,700,000
--------------------------------------------------------------------------------
Total Investments (total cost $48,373,153) - 97.2% ..........         49,105,272
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.8%          1,396,093
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $   50,501,365
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Short
 2 Contracts    U.S. Treasury - 10-year Note
                  expires September 2002, principal
                  amount $216,757, value $221,219
                  cumulative depreciation ...................     $      (4,462)
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Canada                                               0.4%         $      186,400
United States++                                     99.6%             48,918,872
--------------------------------------------------------------------------------
Total                                              100.0%         $   49,105,272

++Includes Short-Term Securities (96.2% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2002  47

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER MONEY MARKET FUND            J. Eric Thorderson, portfolio manager

For the 12 months ended July 31, 2002, Janus Adviser Money Market Fund returned 1.59%. The seven-day current yield for the same period was 1.20%.(1)

[PHOTO]

Although the Federal Reserve cut interest rates 11 times in 2001 in an effort to strengthen the economy, by early 2002 the market was convinced that the Fed had finished lowering rates. Therefore, in the market's view, the Fed's next move would be to raise them. Now the market is not so sure. In fact, many economists have reversed course and now expect interest rates to decline further. It is not at all clear what the Fed might do, and indeed, Chairman Greenspan has made it clear that his concerns are focused on risks of further economic weakness.

Although interest rates have been quite steady, the credit arena has been volatile. The notorious demise of Enron, and subsequent revelations of accounting irregularities in WorldCom and numerous other large corporations, has made all market participants edgy. We believe heightened investor anxiety may be justified in some cases, but it has sometimes been the cause, rather than the result, of a credit event. Ratings agencies, historically conservative in their reactions to economic cycles, have been increasingly hyper-reactive, which has created a feedback loop that reinforces investor dread and makes it difficult for even honest, well-managed companies to gain the market's confidence.

One good thing that's coming from all this turmoil is that there will be more transparency in corporate accounting. Executives are aware that, these days, they will be considered guilty unless they can prove themselves innocent. And the proof of innocence is in transparent financial reporting. Although we have always insisted on receiving extensive disclosure, management's more forthcoming attitude is a welcome change from previous periods.

This is a fascinating time in investment history. Few of us have experienced overnight interest rates this low in our professional lives, and the tendency is to expect them to revert to normal quickly. However, like most concepts in economics, "normal" is a term that depends on its context. What is normal 11 months after the world changed forever? We think that, for interest rates and economic activity, normal is now a lot lower than it used to be.

Regardless of economic direction, however, our goal remains the same: vigilant preservation of principal and assurance of liquidity through the careful and flexible selection of lower-risk investments.

Thank you for your investment in Janus Adviser Money Market Fund.

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002
--------------------------------------------------------------------------------
  1 Year                                                                   1.59%
  5 Year                                                                   4.21%
  From Inception Date of Predecessor Fund 5/1/95                           4.16%
Seven-Day Current Yield
  With Reimbursement                                                       1.20%
  Without Reimbursement                                                    0.98%
--------------------------------------------------------------------------------

(1)  All returns reflect reinvested dividends.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends.

The yield more closely reflects the current earnings of Janus Adviser Money Market Fund than the total return.

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's yield and total return would have been lower.

48  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Certificates of Deposit - 4.4%
$  1,000,000    Westdeutsche Landesbank Girozentrale
                  New York, 2.27%, 1/27/03
                  (cost $1,000,000) .........................     $    1,000,000
--------------------------------------------------------------------------------
Commercial Paper - 4.4%
   1,000,000    Sempra Energy Global Enterprises, Inc.
                  2.15%, 8/28/02+ (cost $998,388) ...........            998,388
--------------------------------------------------------------------------------
Floating Rate Notes - 9.9%
   1,000,000    American Honda Finance Corp.
                  1.90625%, 12/6/02+ ........................            999,934
     750,000    Comerica Bank
                  1.93%, 9/6/02 .............................            750,030
     500,000    Sigma Finance, Inc.
                  1.82875%, 10/15/02+ .......................            499,990
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $2,249,954) .................          2,249,954
--------------------------------------------------------------------------------
Repurchase Agreement - 14.8%
   3,340,000    Banc of America Securities LLC, 1.86%
                  dated 7/31/02, maturing 8/1/02
                  to be repurchased at $3,340,173
                  collateralized by $7,444,041
                  in U.S. Government Obligations
                  0%-20.632083%, 8/15/07-7/15/32
                  with a value of $3,406,800
                  (cost $3,340,000) .........................          3,340,000
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 51.0%
     650,000    Advocare of South Carolina, Inc.
                  1.82%, 6/1/17 .............................            650,000
     100,000    Arapahoe County, Colorado Industrial
                  Development Revenue, (Cottrell)
                  Series B, 2.05%, 10/1/19 ..................            100,000
   1,290,000    Arbor View III LLC, Series 2001-A
                  1.94%, 8/1/28 .............................          1,290,000
     900,000    Asset Partners, Inc.
                  2.00%, 11/1/27 ............................            900,000
     310,000    Breckenridge Terrace LLC, Series 1999-B
                  1.82%, 5/1/39 .............................            310,000
                California Infrastructure and Economic
                  Development Bank Industrial Revenue
                  Series B:
     430,000      2.00%, 4/1/24 .............................            430,000
     135,000      2.00%, 10/1/26 ............................            135,000
     300,000    Capel, Inc.
                  1.87%, 9/1/09 .............................            300,000
     350,000    Colorado Housing Facilities Revenue
                  (Tenderfoot Seasonal Housing LLC)
                  Series A, 1.82%, 7/1/35 ...................            350,000

Taxable Variable Rate Demand Notes - (continued)
                Cunat Capital Corp.:
$  1,165,000      Series 1997-C, 2.07%, 12/1/17 .............     $    1,165,000
   1,740,000      Series 1998-A, 2.03%, 12/1/28 .............          1,740,000
     600,000    Decatur Highway Church of Christ
                  1.88%, 8/1/15 .............................            600,000
     250,000    Fox Valley Ice Arena LLC
                  2.00%, 7/1/27 .............................            250,000
     190,000    Medical Properties, Inc., North Dakota
                  (Dakota Clinic Project), 2.00%, 12/22/24 ..            190,000
   1,000,000    Mississippi Business Finance Corp.
                  Industrial Development Revenue
                  (Royal Vendors, Inc. Project)
                  2.02%, 6/1/24 .............................          1,000,000
     500,000    Montgomery, Alabama Industrial
                  Development Board of Revenue
                  (Jenkins Brick Co.), Series A
                  1.91%, 9/1/14 .............................            500,000
     880,000    New Jersey Economic Development
                  Authority Revenue, (Four Woodbury
                  Project), Series B
                  2.16%, 5/1/31 .............................            880,000
     100,000    New York City, New York Industrial
                  Development Agency
                  (G.A.F. Seelig, Inc. Project)
                  1.98%, 7/1/03 .............................            100,000
     160,000    Phoenix, Illinois Realty Special Account
                  Multifamily Revenue, (Brightons Mark)
                  2.24%, 4/1/20 .............................            160,000
     300,000    Saint Joseph, Missouri Industrial
                  Development Authority Revenue
                  (Albaugh, Inc. Project)
                  Series B, 2.39%, 11/1/19 ..................            300,000
     200,000    West Covina, California Public Financing
                  Authority Tax Allocation Revenue
                  2.07%, 11/1/29 ............................            200,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $11,550,000) .         11,550,000
--------------------------------------------------------------------------------
U.S. Government Agency - 4.4%
   1,000,000    Freddie Mac
                  3.44%, 8/15/02 (cost $998,662) ............            998,662
--------------------------------------------------------------------------------
Total Investments (total cost $20,137,004) - 88.9% ..........         20,137,004
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 11.1%         2,508,933
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $   22,645,937
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series  July 31, 2002  49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                         Janus Adviser  Janus Adviser  Janus Adviser
                                                                          Janus Adviser    Aggressive       Capital         Core
As of July 31, 2002                                                           Growth         Growth      Appreciation      Equity
(all numbers in thousands except net asset value per share)                    Fund           Fund           Fund           Fund

------------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                                      $   341,106    $   268,381    $   640,966    $    17,721

  Investments at value:                                                    $   280,103    $   236,798    $   602,804    $    16,252
    Cash                                                                         4,672            903          1,351              4
    Receivables:
      Investments sold                                                           1,187          3,297             --            117
      Fund shares sold                                                             590            651          2,211            105
      Dividends                                                                    160             45            156             11
      Interest                                                                      --              2              4             --
      Due from Advisor                                                              --             --             --             --
    Other assets                                                                     2              1              1             --
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                   286,714        241,697        606,527         16,489
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                          432             --         17,240            342
    Fund shares repurchased                                                      2,574            801          1,374              9
    Advisory fees                                                                  135            119            326              9
  Accrued expenses                                                                 160            135            316             28
  Variation Margin                                                                  --             --             --             --
  Foreign currency contracts                                                        --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                3,301          1,055         19,256            388
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                 $   283,413    $   240,642    $   587,271    $    16,101
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)             17,622         15,173         31,321          1,157
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                                  $     16.08    $     15.86    $     18.75    $     13.92
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

50  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                         Janus Adviser  Janus Adviser
                                                                          Janus Adviser    Growth and     Strategic    Janus Adviser
As of July 31, 2002                                                          Balanced        Income         Value      International
(all numbers in thousands except net asset value per share)                    Fund           Fund           Fund           Fund

------------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                                      $   771,167    $   246,179    $     4,659    $   611,443

  Investments at value:                                                    $   744,238    $   217,205    $     4,049    $   553,853
    Cash                                                                           749            328             71            500
    Receivables:
      Investments sold                                                           1,835            571             14          3,368
      Fund shares sold                                                           3,407            914             --          1,102
      Dividends                                                                    277             89              1            744
      Interest                                                                   4,855             78              1              5
      Due from Advisor                                                              --             --              6             --
    Other assets                                                                     3              1             --              2
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                   755,364        219,186          4,142        559,574
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                        4,277            424             34         18,749
    Fund shares repurchased                                                        754            202             --          8,859
    Advisory fees                                                                  358            120              2            252
  Accrued expenses                                                                 374            130             22            290
  Variation Margin                                                                  --             --             --             --
  Foreign currency contracts                                                        --             --             --            303
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                5,763            876             58         28,453
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                 $   749,601    $   218,310    $     4,084    $   531,121
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)             35,067         17,476            610         27,233
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                                  $     21.38    $     12.49    $      6.69    $     19.50
------------------------------------------------------------------------------------------------------------------------------------

                                                                                         Janus Adviser  Janus Adviser  Janus Adviser
                                                                          Janus Adviser      Global        Flexible        Money
As of July 31, 2002                                                         Worldwide        Value          Income         Market
(all numbers in thousands except net asset value per share)                    Fund           Fund           Fund           Fund

------------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                                      $ 1,221,094    $     2,882    $    48,373    $    20,137

  Investments at value:                                                    $ 1,093,009    $     2,643    $    49,105    $    20,137
    Cash                                                                           720             93            249             35
    Receivables:
      Investments sold                                                           2,076             --            193             --
      Fund shares sold                                                           2,484             --            623          2,563
      Dividends                                                                  1,131              5              2             --
      Interest                                                                       6             --            857             36
      Due from Advisor                                                              --              3             --             --
    Other assets                                                                     4             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                 1,099,430          2,744         51,029         22,771
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                       31,612             15            425             --
    Fund shares repurchased                                                      6,939              7             42            103
    Advisory fees                                                                  511              2             20              1
  Accrued expenses                                                                 500             10             39             21
  Variation Margin                                                                  --             --              2             --
  Foreign currency contracts                                                       785             41             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                               40,347             75            528            125
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                 $ 1,059,083    $     2,669    $    50,501    $    22,646
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)             45,653            281          4,219         22,646
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                                  $     23.20    $      9.50    $     11.97    $      1.00
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                         Janus Adviser Series  July 31, 2002  51

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                               Janus Adviser  Janus Adviser
                                                                Janus Adviser    Aggressive      Capital
For the period ended July 31, 2002                                  Growth         Growth      Appreciation
(all numbers in thousands)                                           Fund           Fund           Fund

-----------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                        $      751     $      789     $    3,084
  Dividends                                                            1,828            535          4,098
  Foreign tax withheld                                                  (11)             --           (54)
-----------------------------------------------------------------------------------------------------------
Total Investment Income                                                2,568          1,324          7,128
-----------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                        2,100          1,913          3,330
  Transfer agent expenses                                                  6              5              6
  Registration fees                                                       81             52             96
  System fees                                                             16             16             14
  Custodian fees                                                          54             51             31
  Audit fees                                                              11              9              7
  Distribution fees                                                      808            736          1,281
  Administrative fees                                                    808            736          1,281
  Other expenses                                                          18             20             20
-----------------------------------------------------------------------------------------------------------
Total Expenses                                                         3,902          3,538          6,066
-----------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                 (34)           (43)           (26)
-----------------------------------------------------------------------------------------------------------
Net Expenses                                                           3,868          3,495          6,040
-----------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                            (88)           (81)             --
-----------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                       3,780          3,414          6,040
-----------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                         (1,212)        (2,090)          1,088
-----------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions             (47,442)      (124,756)       (60,428)
  Net realized gain/(loss) from foreign currency transactions           (56)             --             --
  Net realized gain/(loss) from future contracts                          --             --             --
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency                             (57,201)        (2,593)       (17,888)
-----------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments             (104,699)      (127,349)       (78,316)
-----------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   $(105,911)     $(129,439)     $ (77,228)
-----------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

52  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                Janus Adviser              Janus Adviser  Janus Adviser
                                                                    Core     Janus Adviser   Growth and     Strategic  Janus Adviser
For the period ended July 31, 2002                                 Equity       Balanced       Income         Value    International
(all numbers in thousands)                                          Fund          Fund          Fund          Fund          Fund

------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                       $       37    $   16,677    $      905    $       11    $    1,776
  Dividends                                                             160         4,822         1,388            45         7,530
  Foreign tax withheld                                                  (1)          (31)           (4)           (1)         (749)
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                 196        21,468         2,289            55         8,557
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                          84         4,437         1,011            33         3,456
  Transfer agent expenses                                                 2             7             4             1            11
  Registration fees                                                      14           158            40            13           139
  System fees                                                            15            18            14            14            17
  Custodian fees                                                         25            76            48            23           379
  Audit fees                                                              7             7             7             7            14
  Distribution fees                                                      32         1,706           389            13         1,329
  Administrative fees                                                    32         1,706           389            13         1,329
  Other expenses                                                          8            24            10             6            23
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                          219         8,139         1,912           123         6,697
------------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                 (2)          (26)          (12)            --          (52)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                            217         8,113         1,900           123         6,645
------------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                             --         (126)            --          (35)          (51)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                        217         7,987         1,900            88         6,594
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                           (21)        13,481           389          (33)         1,963
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions             (1,363)      (41,437)      (11,540)         (775)     (122,758)
  Net realized gain/(loss) from foreign currency transactions            --             2            --            --       (5,465)
  Net realized gain/(loss) from future contracts                         --            --            --            --            --
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency                             (1,339)      (23,056)      (28,150)         (568)       (7,992)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments              (2,702)      (64,491)      (39,690)       (1,343)     (136,215)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations  $  (2,723)    $ (51,010)    $ (39,301)    $  (1,376)    $(134,252)
------------------------------------------------------------------------------------------------------------------------------------

                                                                               Janus Adviser  Janus Adviser  Janus Adviser
                                                                 Janus Adviser     Global        Flexible        Money
For the period ended July 31, 2002                                 Worldwide       Value          Income         Market
(all numbers in thousands)                                           Fund           Fund           Fund           Fund

---------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                        $    3,183     $        5     $    1,862     $      531
  Dividends                                                           13,517             35              5             --
  Foreign tax withheld                                                 (954)            (3)             --             --
---------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                               15,746             37          1,867            531
---------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                        6,973             16            209             56
  Transfer agent expenses                                                 15              2              2              2
  Registration fees                                                      161             14             15             18
  System fees                                                             17             14             16             14
  Custodian fees                                                         432             15             35              4
  Audit fees                                                              12              6              7              8
  Distribution fees                                                    2,682              6             81             56
  Administrative fees                                                  2,682              6             81             56
  Other expenses                                                          40              5              9              4
---------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                        13,014             84            455            218
---------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                 (76)             --            (4)            (2)
---------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                          12,938             84            451            216
---------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                            (65)           (41)           (65)           (23)
---------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                      12,873             43            386            193
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                           2,873            (6)          1,481            338
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions            (208,351)             55          (646)             --
  Net realized gain/(loss) from foreign currency transactions        (5,762)           (15)             --             --
  Net realized gain/(loss) from future contracts                          --             --           (31)             --
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency                             (99,021)          (240)           625              --
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments             (313,134)          (200)           (52)             --
---------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   $(310,261)     $    (206)     $    1,429     $      338
---------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                         Janus Adviser Series  July 31, 2002  53

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        Janus Adviser
                                                                           Growth
For the fiscal year ended July 31                                           Fund
(all numbers in thousands)                                           2002          2001
------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $  (1,212)    $     (89)
  Net realized gain/(loss) from investment transactions,
    foreign currency transactions, and futures contracts            (47,498)      (37,091)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                (57,201)       (3,802)
------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations    (105,911)      (40,982)
------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  --          (31)
  Net realized gain from investment transactions*                         --            --
------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             --          (31)
------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                        255,821       225,006
  Shares transferred(1)                                                  N/A       156,824
  Reinvested dividends and distributions                                  --            31
  Shares repurchased                                               (131,529)      (75,816)
------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              124,292       306,045
------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 18,381       265,032
Net Assets:
  Beginning of period(1)                                             265,032            --
------------------------------------------------------------------------------------------
  End of period                                                   $  283,413    $  265,032
------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  429,027    $  305,947
  Undistributed net investment income/(loss)*                             --            --
  Undistributed net realized gain/(loss) from investments*          (84,611)      (37,113)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                               (61,003)       (3,802)
------------------------------------------------------------------------------------------
                                                                  $  283,413    $  265,032
------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                         12,998         8,192
  Shares transferred(1)                                                  N/A         6,143
  Reinvested dividends and distributions                                  --             1
------------------------------------------------------------------------------------------
Total                                                                 12,998        14,336
------------------------------------------------------------------------------------------
  Shares Repurchased                                                 (6,830)       (2,882)
Net Increase/(Decrease) in Fund Shares                                 6,168        11,454
Shares Outstanding, Beginning of Period(1)                            11,454            --
------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     17,622        11,454
------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $  262,161    $  232,109
  Proceeds from sales of securities                                  116,127        92,051
  Purchases of long-term U.S. government obligations                      --            --
  Proceeds from sales of long-term U.S. government obligations            --            --

(1) A reorganization of the Retirement Shares of the Janus Aspen Series occurred at the close of business on July 31, 2000 (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See Note 1 in Notes to Financial Statements.
*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

54  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                        Janus Adviser              Janus Adviser
                                                                      Aggressive Growth         Capital Appreciation
For the fiscal year ended July 31                                           Fund                        Fund
(all numbers in thousands)                                           2002          2001          2002          2001
----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $  (2,090)    $  (2,248)    $    1,088    $    1,869
  Net realized gain/(loss) from investment transactions,
    foreign currency transactions, and futures contracts           (124,756)     (166,477)      (60,428)      (32,521)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                 (2,593)      (28,990)      (17,888)      (20,274)
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations    (129,439)     (197,715)      (77,228)      (50,926)
----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  --            --       (1,498)       (1,038)
  Net realized gain from investment transactions*                         --            --            --            --
----------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             --            --       (1,498)       (1,038)
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                        150,566       423,567       542,187       202,436
  Shares transferred(1)                                                  N/A       238,484           N/A       109,598
  Reinvested dividends and distributions                                  --            --         1,496         1,024
  Shares repurchased                                               (116,162)     (128,659)     (108,492)      (30,288)
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               34,404       533,392       435,191       282,770
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                               (95,035)       335,677       356,465       230,806
Net Assets:
  Beginning of period(1)                                             335,677            --       230,806            --
----------------------------------------------------------------------------------------------------------------------
  End of period                                                   $  240,642    $  335,677    $  587,271    $  230,806
----------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  566,406    $  534,092    $  717,961    $  282,770
  Undistributed net investment income/(loss)*                             --            --           421           831
  Undistributed net realized gain/(loss) from investments*         (294,181)     (169,425)      (92,949)      (32,521)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                               (31,583)      (28,990)      (38,162)      (20,274)
----------------------------------------------------------------------------------------------------------------------
                                                                  $  240,642    $  335,677    $  587,271    $  230,806
----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                          7,569        11,700        26,410         7,548
  Shares transferred(1)                                                  N/A         5,956           N/A         3,780
  Reinvested dividends and distributions                                  --            --            71            38
----------------------------------------------------------------------------------------------------------------------
Total                                                                  7,569        17,656        26,481        11,366
----------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                 (5,989)       (4,063)       (5,369)       (1,157)
Net Increase/(Decrease) in Fund Shares                                 1,580        13,593        21,112        10,209
Shares Outstanding, Beginning of Period(1)                            13,593            --        10,209            --
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     15,173        13,593        31,321        10,209
----------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $  227,767    $  546,251    $  564,409    $  223,121
  Proceeds from sales of securities                                  223,490       257,472       222,979        73,038
  Purchases of long-term U.S. government obligations                      --            --            --            --
  Proceeds from sales of long-term U.S. government obligations            --            --            --            --

                                                                       Janus Adviser               Janus Adviser
                                                                        Core Equity                   Balanced
For the fiscal year ended July 31                                           Fund                        Fund
(all numbers in thousands)                                           2002          2001          2002          2001
----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $     (21)    $        1    $   13,481    $    8,462
  Net realized gain/(loss) from investment transactions,
    foreign currency transactions, and futures contracts             (1,363)         (299)      (41,435)      (13,860)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                 (1,339)         (130)      (23,056)       (3,872)
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations      (2,723)         (428)      (51,010)       (9,270)
----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  --           (8)      (13,579)       (6,756)
  Net realized gain from investment transactions*                         --          (53)            --            --
----------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             --          (61)      (13,579)       (6,756)
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         16,953         9,636       437,083       492,036
  Shares transferred(1)                                                  N/A         1,184           N/A       131,099
  Reinvested dividends and distributions                                  --            61        13,552         6,754
  Shares repurchased                                                 (5,263)       (3,258)     (167,084)      (83,224)
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               11,690         7,623       283,551       546,665
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             $    8,967         7,134       218,962       530,639
Net Assets:
  Beginning of period(1)                                               7,134            --       530,639            --
----------------------------------------------------------------------------------------------------------------------
  End of period                                                   $   16,101    $    7,134    $  749,601    $  530,639
----------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $   19,287    $    7,617    $  830,238    $  546,687
  Undistributed net investment income/(loss)*                             --            --         1,607         1,623
  Undistributed net realized gain/(loss) from investments*           (1,717)         (353)      (55,316)      (13,799)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                (1,469)         (130)      (26,928)       (3,872)
----------------------------------------------------------------------------------------------------------------------
                                                                  $   16,101    $    7,134    $  749,601    $  530,639
----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                          1,075           532        19,280        20,200
  Shares transferred(1)                                                  N/A            69           N/A         5,575
  Reinvested dividends and distributions                                  --             3           605           284
----------------------------------------------------------------------------------------------------------------------
Total                                                                  1,075           604        19,885        26,059
----------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                   (337)         (185)       (7,447)       (3,430)
Net Increase/(Decrease) in Fund Shares                                   738           419        12,438        22,629
Shares Outstanding, Beginning of Period(1)                               419            --        22,629            --
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      1,157           419        35,067        22,629
----------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $   21,810    $    9,217    $  488,778    $  468,709
  Proceeds from sales of securities                                   10,715         3,910       289,913       184,255
  Purchases of long-term U.S. government obligations                      35           173       269,633       210,401
  Proceeds from sales of long-term U.S. government obligations           145            68       217,101       141,348

                                                                       Janus Adviser
                                                                     Growth and Income
For the fiscal year ended July 31                                           Fund
(all numbers in thousands)                                           2002          2001
------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $      389    $      118
  Net realized gain/(loss) from investment transactions,
    foreign currency transactions, and futures contracts            (11,540)       (2,255)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                (28,150)         (823)
------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     (39,301)       (2,960)
------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (331)          (71)
  Net realized gain from investment transactions*                         --            --
------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (331)          (71)
------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                        299,807        27,538
  Shares transferred(1)                                                  N/A        16,019
  Reinvested dividends and distributions                                 327            68
  Shares repurchased                                                (76,800)       (5,986)
------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              223,334        37,639
------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                183,702        34,608
Net Assets:
  Beginning of period(1)                                              34,608            --
------------------------------------------------------------------------------------------
  End of period                                                   $  218,310    $   34,608
------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  260,975    $   37,642
  Undistributed net investment income/(loss)*                            106            47
  Undistributed net realized gain/(loss) from investments*          (13,798)       (2,258)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                               (28,973)         (823)
------------------------------------------------------------------------------------------
                                                                  $  218,310    $   34,608
------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                         20,741         1,645
  Shares transferred(1)                                                  N/A           928
  Reinvested dividends and distributions                                  23             4
------------------------------------------------------------------------------------------
Total                                                                 20,764         2,577
------------------------------------------------------------------------------------------
  Shares Repurchased                                                 (5,510)         (355)
Net Increase/(Decrease) in Fund Shares                                15,254         2,222
Shares Outstanding, Beginning of Period(1)                             2,222            --
------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     17,476         2,222
------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $  239,408    $   25,633
  Proceeds from sales of securities                                   43,566         9,433
  Purchases of long-term U.S. government obligations                   7,916         1,434
  Proceeds from sales of long-term U.S. government obligations         4,439           481

(1) A reorganization of the Retirement Shares of the Janus Aspen Series occurred at the close of business on July 31, 2000 (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See Note 1 in Notes to Financial Statements.
*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                         Janus Adviser Series  July 31, 2002  55

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                       Janus Adviser
                                                                      Strategic Value
For the fiscal year or period ended July 31                                 Fund
(all numbers in thousands)                                           2002          2001
------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $     (33)    $     (26)
  Net realized gain/(loss) from investment transactions                (775)         (558)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                   (568)          (41)
------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations      (1,376)         (625)
------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  --            --
  Net realized gain from investment transactions*                         --            --
------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             --            --
------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                          1,142         5,994
  Shares transferred(2)                                                  N/A           N/A
  Reinvested dividends and distributions                                  --            --
  Shares repurchased                                                   (937)         (114)
------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  205         5,880
------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                (1,171)         5,255
Net Assets:
  Beginning of period(2)                                               5,255            --
------------------------------------------------------------------------------------------
  End of period                                                   $    4,084    $    5,255
------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $    6,026    $    5,854
  Undistributed net investment income/(loss)*                             --            --
  Undistributed net realized gain/(loss) from investments*           (1,333)         (558)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                  (609)          (41)
------------------------------------------------------------------------------------------
                                                                  $    4,084    $    5,255
------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                            133           604
  Shares transferred(2)                                                  N/A           N/A
  Reinvested dividends and distributions                                  --            --
------------------------------------------------------------------------------------------
Total                                                                    133           604
------------------------------------------------------------------------------------------
  Shares Repurchased                                                   (115)          (12)
Net Increase/(Decrease) in Fund Shares                                    18           592
Shares Outstanding, Beginning of Period(2)                               592            --
------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        610           592
------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $    4,163    $    9,917
  Proceeds from sales of securities                                    3,788         4,301
  Purchases of long-term U.S. government obligations                      --            --
  Proceeds from sales of long-term U.S. government obligations            --            --

(1)  Period May 1, 2001 (inception) to July 31, 2001.
(2) A reorganization of the Retirement Shares of the Janus Aspen Series occurred at the close of business on July 31, 2000 (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See Note 1 in Notes to Financial Statements.
*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

56  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                        Janus Adviser              Janus Adviser
                                                                        International                 Worldwide
For the fiscal year or period ended July 31                                 Fund                        Fund
(all numbers in thousands)                                           2002          2001          2002          2001
----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $    1,963    $    2,715    $    2,873    $    4,589
  Net realized gain/(loss) from investment transactions            (128,223)      (49,229)     (214,113)      (99,002)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                 (7,992)      (49,812)      (99,021)      (29,779)
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations    (134,252)      (96,326)     (310,261)     (124,192)
----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                             (2,046)         (667)       (1,526)       (3,041)
  Net realized gain from investment transactions*                         --         (665)            --            --
----------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        (2,046)       (1,332)       (1,526)       (3,041)
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                      1,696,574       809,486     1,319,635     1,106,632
  Shares transferred(2)                                                  N/A        41,134           N/A       307,422
  Reinvested dividends and distributions                               1,866         1,298         1,522         3,020
  Shares repurchased                                             (1,461,320)     (323,961)     (900,254)     (339,874)
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              237,120       527,957       420,903     1,077,200
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                100,822       430,299       109,116       949,967
Net Assets:
  Beginning of period(2)                                             430,299            --       949,967            --
----------------------------------------------------------------------------------------------------------------------
  End of period                                                   $  531,121    $  430,299    $1,059,083    $  949,967
----------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  765,101    $  527,981    $1,498,391    $1,077,488
  Undistributed net investment income/(loss)*                          1,875         1,986         2,691         1,418
  Undistributed net realized gain/(loss) from investments*         (178,051)      (49,856)     (313,199)      (99,160)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                               (57,804)      (49,812)     (128,800)      (29,779)
----------------------------------------------------------------------------------------------------------------------
                                                                  $  531,121    $  430,299    $1,059,083    $  949,967
----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                         74,592        26,779        49,090        30,495
  Shares transferred(2)                                                  N/A         1,303           N/A         9,383
  Reinvested dividends and distributions                                  78            41            53            82
----------------------------------------------------------------------------------------------------------------------
Total                                                                 74,670        28,123        49,143        39,960
----------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                (64,121)      (11,439)      (33,865)       (9,585)
Net Increase/(Decrease) in Fund Shares                                10,549        16,684        15,278        30,375
Shares Outstanding, Beginning of Period(2)                            16,684            --        30,375            --
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     27,233        16,684        45,653        30,375
----------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $  569,034    $  571,641    $1,180,265    $1,110,618
  Proceeds from sales of securities                                  319,849       152,943       702,087       416,608
  Purchases of long-term U.S. government obligations                      --            --            --            --
  Proceeds from sales of long-term U.S. government obligations            --            --            --            --

                                                                       Janus Adviser                Janus Adviser
                                                                        Global Value               Flexible Income
For the fiscal year or period ended July 31                                 Fund                        Fund
(all numbers in thousands)                                           2002         2001(1)        2002          2001
----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $      (6)    $        2    $    1,481    $      148
  Net realized gain/(loss) from investment transactions                   40            --         (677)            16
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                   (240)          (39)           625           103
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        (206)          (37)         1,429           267
----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                 (3)            --       (1,479)         (148)
  Net realized gain from investment transactions*                         --            --          (80)            --
----------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (3)            --       (1,559)         (148)
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                          3,366         2,018       105,018        11,963
  Shares transferred(2)                                                  N/A           N/A           N/A           822
  Reinvested dividends and distributions                                   3            --         1,514           144
  Shares repurchased                                                 (2,472)            --      (62,060)       (6,889)
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  897         2,018        44,472         6,040
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    688         1,981        44,342         6,159
Net Assets:
  Beginning of period(2)                                               1,981            --         6,159            --
----------------------------------------------------------------------------------------------------------------------
  End of period                                                   $    2,669    $    1,981    $   50,501    $    6,159
----------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $    2,909    $    2,018    $   50,512    $    6,040
  Undistributed net investment income/(loss)*                             --             2             1            --
  Undistributed net realized gain/(loss) from investments*                39            --         (740)            16
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                  (279)          (39)           728           103
----------------------------------------------------------------------------------------------------------------------
                                                                  $    2,669    $    1,981    $   50,501    $    6,159
----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                            313           202         8,782         1,021
  Shares transferred(2)                                                  N/A           N/A           N/A            71
  Reinvested dividends and distributions                                  --            --           128            12
----------------------------------------------------------------------------------------------------------------------
Total                                                                    313           202         8,910         1,104
----------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                   (234)            --       (5,208)         (587)
Net Increase/(Decrease) in Fund Shares                                    79           202         3,702           517
Shares Outstanding, Beginning of Period(2)                               202            --           517            --
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        281           202         4,219           517
----------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $    2,344    $    1,425    $   66,820    $    8,601
  Proceeds from sales of securities                                    1,243            --        45,750         5,197
  Purchases of long-term U.S. government obligations                      --            --        92,928         7,646
  Proceeds from sales of long-term U.S. government obligations            --            --        73,768         6,046

                                                                       Janus Adviser
                                                                        Money Market
For the fiscal year or period ended July 31                                 Fund
(all numbers in thousands)                                           2002          2001
------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $      338    $      480
  Net realized gain/(loss) from investment transactions                   --            --
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                      --            --
------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          338           480
------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (338)         (480)
  Net realized gain from investment transactions*                         --            --
------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (338)         (480)
------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                        157,111        42,764
  Shares transferred(2)                                                  N/A         6,652
  Reinvested dividends and distributions                                 306           469
  Shares repurchased                                               (150,536)      (34,120)
------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                6,881        15,765
------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  6,881        15,765
Net Assets:
  Beginning of period(2)                                              15,765            --
------------------------------------------------------------------------------------------
  End of period                                                   $   22,646    $   15,765
------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $   22,646    $   15,765
  Undistributed net investment income/(loss)*                             --            --
  Undistributed net realized gain/(loss) from investments*                --            --
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                     --            --
------------------------------------------------------------------------------------------
                                                                  $   22,646    $   15,765
------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                        157,111        42,764
  Shares transferred(2)                                                  N/A         6,652
  Reinvested dividends and distributions                                 306           469
------------------------------------------------------------------------------------------
Total                                                                157,417        49,885
------------------------------------------------------------------------------------------
  Shares Repurchased                                               (150,536)      (34,120)
Net Increase/(Decrease) in Fund Shares                                 6,881        15,765
Shares Outstanding, Beginning of Period(2)                            15,765            --
------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     22,646        15,765
------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                                 --            --
  Proceeds from sales of securities                                       --            --
  Purchases of long-term U.S. government obligations                      --            --
  Proceeds from sales of long-term U.S. government obligations            --            --

(1)  Period May 1, 2001 (inception) to July 31, 2001.
(2) A reorganization of the Retirement Shares of the Janus Aspen Series occurred at the close of business on July 31, 2000 (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See Note 1 in Notes to Financial Statements.
*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                         Janus Adviser Series  July 31, 2002  57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                                    Janus Aspen
                                                          Janus Adviser                           Growth Portfolio
For a share outstanding during                             Growth Fund                          Retirement Shares(2)
the fiscal year or period ended July 31                2002         2001(1)        2000          1999          1998         1997(4)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    23.14    $    30.82    $    33.63    $    23.45    $    18.46    $    16.18
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              --            --         (.02)           .07         (.03)           .04
  Net gains/(losses) on securities
    (both realized and unrealized)                      (7.06)        (7.68)         (.22)         10.25          6.32          2.71
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (7.06)        (7.68)         (.24)         10.32          6.29          2.75
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --            --            --            --            --         (.10)
  Distributions (from capital gains)*                       --            --        (2.57)         (.14)        (1.30)         (.37)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         --            --        (2.57)         (.14)        (1.30)         (.47)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    16.08    $    23.14    $    30.82    $    33.63    $    23.45    $    18.46
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                        (30.51)%      (24.91)%       (0.64)%        44.12%        34.99%        17.22%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  283,413    $  265,032    $  189,318    $   59,334    $       18    $       12
Average Net Assets for the Period (in thousands)    $  323,098    $  247,176    $  127,737    $   12,209    $       13    $       11
Ratio of Gross Expenses to Average Net Assets***(3)      1.18%         1.17%         1.17%         1.17%         1.18%         1.20%
Ratio of Net Expenses to Average Net Assets***(3)        1.17%         1.17%         1.17%         1.17%         1.18%         1.20%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                      (0.38)%       (0.04)%       (0.30)%       (0.25)%       (0.23)%         0.29%
Portfolio Turnover Rate***                                 41%           42%           46%           53%           73%          122%

                                                         Janus Adviser                              Janus Aspen
                                                       Aggressive Growth                    Aggressive Growth Portfolio
For a share outstanding during                                Fund                              Retirement Shares(2)
the fiscal year or period ended July 31                2002         2001(1)        2000          1999          1998         1997(4)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    24.70    $    50.78    $    58.91    $    27.42    $    20.49    $    16.12
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              --            --         (.17)           .19         (.12)         (.06)
  Net gains/(losses) on securities
    (both realized and unrealized)                      (8.84)       (26.08)        (1.63)         32.70          7.05          4.43
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (8.84)       (26.08)        (1.80)         32.89          6.93          4.37
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --            --            --            --            --            --
  Distributions (from capital gains)*                       --            --        (6.33)        (1.40)            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         --            --        (6.33)        (1.40)            --            --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    15.86    $    24.70    $    50.78    $    58.91    $    27.42    $    20.49
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                        (35.79)%      (51.36)%       (3.17)%       124.34%        33.58%        27.11%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  240,642    $  335,677    $  302,466    $   47,928    $       17    $       13
Average Net Assets for the Period (in thousands)    $  294,324    $  351,618    $  162,084    $    9,786    $       14    $       11
Ratio of Gross Expenses to Average Net Assets***(3)      1.17%         1.16%         1.17%         1.19%         1.26%         1.32%
Ratio of Net Expenses to Average Net Assets***(3)        1.16%         1.16%         1.17%         1.19%         1.26%         1.32%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                      (0.71)%       (0.64)%       (1.01)%       (1.00)%       (0.86)%       (0.62)%
Portfolio Turnover Rate***                                 88%           79%           84%          105%          132%          130%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(3)  See Notes 4 and 5 in Notes to Financial Statements.
(4)  Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

58  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          Janus Adviser                              Janus Aspen
                                                      Capital Appreciation                Capital Appreciation Portfolio
For a share outstanding during                                Fund                              Retirement Shares(2)
the fiscal year or period ended July 31                2002         2001(1)        2000          1999          1998         1997(4)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    22.61    $    31.32    $    33.00    $    19.86    $    12.62    $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           (.01)           .25           .09         (.08)         (.04)           .12
  Net gains/(losses) on securities
    (both realized and unrealized)                      (3.80)        (8.79)        (1.66)         13.22          7.28          2.50
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (3.81)        (8.54)        (1.57)         13.14          7.24          2.62
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.05)         (.17)         (.10)            --            --            --
  Distributions (from capital gains)*                       --            --         (.01)            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.05)         (.17)         (.11)            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    18.75    $    22.61    $    31.32    $    33.00    $    19.86    $    12.62
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                        (16.86)%      (27.35)%       (4.74)%        66.16%        57.37%        26.20%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  587,271    $  230,806    $  118,394    $   23,529    $       20    $       13
Average Net Assets for the Period (in thousands)    $  512,270    $  180,005    $   65,965    $    4,402    $       15    $       12
Ratio of Gross Expenses to Average Net Assets***(3)      1.18%         1.18%         1.17%         1.19%         1.44%         1.73%
Ratio of Net Expenses to Average Net  Assets***(3)       1.18%         1.18%         1.17%         1.19%         1.44%         1.73%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        0.21%         1.04%         0.97%         0.23%       (0.25)%         1.55%
Portfolio Turnover Rate***                                 62%           56%           13%           52%           91%          101%

                                                                                                    Janus Aspen
                                                          Janus Adviser                       Equity Income Portfolio
For a share outstanding during                          Core Equity Fund                        Retirement Shares(2)
the fiscal year or period ended July 31                2002         2001(1)        2000          1999          1998         1997(4)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    17.02    $    19.99    $    27.07    $    19.28    $    13.42    $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              --           .03         (.03)           .03         (.05)           .01
  Net gains/(losses) on securities
    (both realized and unrealized)                      (3.10)        (2.77)         (.88)          7.85          6.12          3.41
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (3.10)        (2.74)         (.91)          7.88          6.07          3.42
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --         (.03)            --            --            --            --
  Distributions (from capital gains)*                       --         (.20)        (6.17)         (.09)         (.21)            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         --         (.23)        (6.17)         (.09)         (.21)            --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    13.92    $    17.02    $    19.99    $    27.07    $    19.28    $    13.42
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                        (18.21)%      (13.80)%       (3.34)%        40.94%        45.55%        34.20%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets,  End of Period (in thousands)           $   16,101    $    7,134    $    1,369    $      464    $       20    $       13
Average Net Assets for the Period (in thousands)    $   12,869    $    3,985    $    1,264    $      128    $       16    $       12
Ratio of Gross Expenses to Average Net Assets***(3)      1.70%         1.75%         1.76%         1.78%         1.75%         1.74%
Ratio of Net Expenses to Average Net Assets***(3)        1.68%         1.75%         1.76%         1.77%         1.75%         1.74%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                      (0.16)%         0.02%       (0.30)%       (0.04)%       (0.33)%         0.07%
Portfolio Turnover Rate***                                 97%          108%           86%          114%           79%          128%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. 2000 data is for the seven month period from January 1, 2000 to July 31, 2000.
(3)  See Notes 4 and 5 in Notes to Financial Statements.
(4)  Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

                                         Janus Adviser Series  July 31, 2002  59

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

                                                                                                    Janus Aspen
                                                          Janus Adviser                          Balanced Portfolio
For a share outstanding during                            Balanced Fund                         Retirement Shares(2)
the fiscal year or period ended July 31                2002         2001(1)        2000          1999          1998         1997(4)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    23.45    $    25.14    $    28.04    $    22.59    $    17.47    $    15.38
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .43           .53           .28           .46           .21           .27
  Net gains/(losses) on securities
    (both realized and unrealized)                      (2.05)        (1.76)         (.52)          5.41          5.58          2.30
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (1.62)        (1.23)         (.24)          5.87          5.79          2.57
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.45)         (.46)         (.33)         (.42)         (.18)         (.30)
  Distributions (from capital gains)*                       --            --        (2.33)           --          (.49)         (.18)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.45)         (.46)        (2.66)         (.42)         (.67)         (.48)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    21.38    $    23.45    $    25.14    $    28.04    $    22.59    $    17.47
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                         (6.97)%       (4.92)%       (0.86)%        26.13%        33.59%        16.92%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  749,601    $  530,639    $  140,179    $   53,598    $   17,262    $       12
Average Net Assets for the Period (in thousands)    $  682,559    $  336,439    $   96,509    $   28,498    $    3,650    $       11
Ratio of Gross Expenses to Average Net Assets***(3)      1.17%         1.17%         1.17%         1.19%         1.24%         1.32%
Ratio of Net Expenses to Average Net Assets***(3)        1.17%         1.17%         1.17%         1.19%         1.24%         1.32%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        1.98%         2.52%         2.67%         2.36%         2.04%         2.38%
Portfolio Turnover Rate***                                 85%          129%           59%           92%           70%          139%

                                                          Janus Adviser                      Janus Aspen
                                                        Growth and Income            Growth and Income Portfolio
For a share outstanding during                                Fund                       Retirement Shares(2)
the fiscal year or period ended July 31                2002         2001(1)        2000          1999         1998(5)

----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    15.57    $    19.28    $    20.68    $    11.94    $    10.00
----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .02           .07           .02         (.01)           .01
  Net gains/(losses) on securities
    (both realized and unrealized)                      (3.06)        (3.73)        (1.08)          8.75          1.93
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (3.04)        (3.66)        (1.06)          8.74          1.94
----------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.04)         (.05)         (.03)            --            --
  Distributions (from capital gains)*                       --            --         (.31)            --            --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.04)         (.05)         (.34)            --            --
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    12.49    $    15.57    $    19.28    $    20.68    $    11.94
----------------------------------------------------------------------------------------------------------------------
Total Return**                                        (19.61)%      (18.93)%       (5.13)%        73.20%        19.40%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  218,310    $   34,608    $   17,894    $    6,982    $       12
Average Net Assets for the Period (in thousands)    $  155,582    $   22,767    $   11,641    $    1,826    $       10
Ratio of Gross Expenses to Average Net Assets***(3)      1.23%         1.52%         1.25%         1.53%         1.72%
Ratio of Net Expenses to Average Net Assets***(3)        1.22%         1.52%         1.24%         1.53%         1.72%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        0.25%         0.52%         0.35%         0.11%         0.21%
Portfolio Turnover Rate***                                 40%           51%           27%           59%           62%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(3)  See Notes 4 and 5 in Notes to Financial Statements.
(4)  Period May 1, 1997 (inception) to December 31, 1997.
(5)  Period May 1, 1998 (inception) to December 31, 1998.

See Notes to Financial Statements.

60  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          Janus Adviser
For a share outstanding during                        Strategic Value Fund
the fiscal year ended July 31                          2002          2001

----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $     8.88    $    10.00
----------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              --            --
  Net gains/(losses) on securities
    (both realized and unrealized)                      (2.19)        (1.12)
----------------------------------------------------------------------------
Total from Investment Operations                        (2.19)        (1.12)
----------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --            --
  Distributions (from capital gains)*                       --            --
----------------------------------------------------------------------------
Total Distributions                                         --            --
----------------------------------------------------------------------------
Net Asset Value, End of Period                      $     6.69    $     8.88
----------------------------------------------------------------------------
Total Return                                          (24.66)%      (11.20)%
----------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $    4,084    $    5,255
Average Net Assets for the Period (in thousands)    $    5,048    $    5,072
Ratio of Gross Expenses to Average Net Assets(1)         1.76%         1.75%
Ratio of Net Expenses to Average Net Assets(1)           1.75%         1.75%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                         (0.65)%       (0.50)%
Portfolio Turnover Rate                                    79%           88%

                                                                                                    Janus Aspen
                                                         Janus Adviser                     International Growth Portfolio
For a share outstanding during                         International Fund                       Retirement Shares(3)
the fiscal year or period ended July 31                2002         2001(2)        2000          1999          1998         1997(4)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    25.79    $    36.85    $    38.56    $    21.27    $    18.44    $    16.80
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .04           .21           .42            --           .05           .04
  Net gains/(losses) on securities
    (both realized and unrealized)                      (6.24)       (11.09)         (.49)         17.30          3.07          1.73
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (6.20)       (10.88)         (.07)         17.30          3.12          1.77
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.09)         (.09)         (.39)         (.01)         (.01)         (.09)
  Distributions (from capital gains)*                       --         (.09)        (1.25)            --         (.28)         (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.09)         (.18)        (1.64)         (.01)         (.29)         (.13)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    19.50    $    25.79    $    36.85    $    38.56    $    21.27    $    18.44
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                        (24.10)%      (29.62)%       (0.10)%        81.32%        16.86%        10.53%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  531,121    $  430,299    $   48,003    $   16,986    $       17    $       11
Average Net Assets for the Period (in thousands)    $  531,737    $  284,760    $   33,338    $    3,738    $       13    $       11
Ratio of Gross Expenses to Average Net Assets***(1)      1.25%         1.24%         1.22%         1.25%         1.35%         1.45%
Ratio of Net Expenses to Average Net Assets***(1)        1.24%         1.24%         1.22%         1.24%         1.35%         1.45%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        0.37%         0.95%         2.58%       (0.29)%         0.26%         0.26%
Portfolio Turnover Rate***                                 72%           66%           52%           80%           93%           86%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)  See Notes 4 and 5 in Notes to Financial Statements.
(2) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(3) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(4)  Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

                                         Janus Adviser Series  July 31, 2002  61

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

                                                                                                    Janus Aspen
                                                          Janus Adviser                      Worldwide Growth Portfolio
For a share outstanding during                           Worldwide Fund                         Retirement Shares(2)
the fiscal year or period ended July 31                2002         2001(1)        2000          1999          1998         1997(4)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    31.27    $    43.67    $    47.56    $    29.06    $    23.36    $    20.72
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .05           .27           .03         (.04)           .02           .14
  Net gains/(losses) on securities
    (both realized and unrealized)                      (8.08)       (12.44)         (.26)         18.54          6.57          2.80
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (8.03)       (12.17)         (.23)         18.50          6.59          2.94
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.04)         (.23)           --             --         (.02)         (.14)
  Distributions (from capital gains)*                       --            --        (3.66)            --         (.87)         (.16)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.04)         (.23)        (3.66)            --         (.89)         (.30)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    23.20    $    31.27    $    43.67    $    47.56    $    29.06    $    23.36
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                        (25.73)%      (27.93)%       (0.42)%        63.66%        28.25%        14.22%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $1,059,083    $  949,967    $  409,780    $  174,399    $    5,837    $      403
Average Net Assets for the Period (in thousands)    $1,072,786    $  696,848    $  316,174    $   49,424    $    1,742    $       11
Ratio of Gross Expenses to Average Net Assets***(3)      1.21%         1.20%         1.20%         1.21%         1.22%         1.26%
Ratio of Net Expenses to Average Net Assets***(3)        1.20%         1.20%         1.20%         1.21%         1.22%         1.26%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        0.27%         0.66%           --        (0.34)%       (0.02)%         0.16%
Portfolio Turnover Rate***                                 76%           72%           47%           67%           77%           80%

                                                          Janus Adviser
For a share outstanding during                          Global Value Fund
the fiscal year or period ended July 31                2002         2001(5)

----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $     9.82    $    10.00
----------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              --           .01
  Net gains/(losses) on securities
    (both realized and unrealized)                       (.31)         (.19)
----------------------------------------------------------------------------
Total from Investment Operations                         (.31)         (.18)
----------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.01)            --
  Distributions (from capital gains)*                       --            --
----------------------------------------------------------------------------
Total Distributions                                      (.01)            --
----------------------------------------------------------------------------
Net Asset Value, End of Period                      $     9.50    $     9.82
----------------------------------------------------------------------------
Total Return**                                         (3.24)%       (1.70)%
----------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $    2,669    $    1,981
Average Net Assets for the Period (in thousands)    $    2,426    $    1,974
Ratio of Gross Expenses to Average Net Assets***(3)      1.75%         1.75%
Ratio of Net Expenses to Average Net Assets***(3)        1.75%         1.75%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                      (0.24)%         0.50%
Portfolio Turnover Rate***                                 59%            0%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(3)  See Notes 4 and 5 in Notes to Financial Statements.
(4)  Period May 1, 1997 (inception) to December 31, 1997.
(5)  Period May 1, 2001 (inception) to July 31, 2001.

See Notes to Financial Statements.

62  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          Janus Adviser                             Janus Aspen
                                                         Flexible Income                     Flexible Income Portfolio
For a share outstanding during                                Fund                              Retirement Shares(2)
the fiscal year or period ended July 31                2002         2001(1)        2000          1999          1998         1997(4)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    11.91    $    11.42    $    11.72    $    12.05    $    11.77    $    11.41
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .55           .66           .47           .37           .73           .50
  Net gains/(losses) on securities
    (both realized and unrealized)                         .09           .49         (.31)         (.27)           .27           .58
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .64          1.15           .16           .10          1.00          1.08
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.55)         (.66)         (.46)         (.36)         (.61)         (.61)
  Distributions (from capital gains)*                    (.03)            --            --         (.07)         (.11)         (.11)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.58)         (.66)         (.46)         (.43)         (.72)         (.72)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    11.97    $    11.91    $    11.42    $    11.72    $    12.05    $    11.77
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           5.53%        10.34%         1.37%         0.90%         8.58%         9.73%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $   50,501    $    6,159    $      810    $      842    $       12    $       11
Average Net Assets for the Period (in thousands)    $   32,199    $    2,710    $      817    $      250    $       11    $       10
Ratio of Gross Expenses to Average Net Assets***(3)      1.21%         1.20%         1.28%         1.20%         1.24%         1.23%
Ratio of Net Expenses to Average Net Assets***(3)        1.20%         1.20%         1.28%         1.20%         1.23%         1.23%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        4.60%         5.47%         6.74%         6.80%         5.92%         6.39%
Portfolio Turnover Rate***                                382%          413%          183%          116%          145%          119%

                                                          Janus Adviser                             Janus Aspen
                                                          Money Market                         Money Market Portfolio
For a share outstanding during                                Fund                              Retirement Shares(2)
the fiscal year or period ended July 31                2002         2001(1)        2000          1999          1998         1997(4)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $     1.00    $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .02           .05           .03           .04           .05           .03
  Net gains/(losses) on securities
    (both realized and unrealized)                          --            --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .02           .05           .03           .04           .05           .03
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.02)         (.05)         (.03)         (.04)         (.05)         (.03)
  Distributions (from capital gains)*                       --            --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.02)         (.05)         (.03)         (.04)         (.05)         (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $     1.00    $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           1.59%         4.99%         3.17%         4.45%         4.85%         3.13%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $   22,646    $   15,765    $    6,684    $    1,153    $       11    $       10
Average Net Assets for the Period (in thousands)    $   22,544    $   10,244    $    4,775    $      150    $       10    $       10
Ratio of Gross Expenses to Average Net Assets***(3)      0.86%         0.86%         0.90%         0.86%         0.84%         1.00%
Ratio of Net Expenses to Average Net Assets***(3)        0.86%         0.86%         0.90%         0.86%         0.84%         1.00%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        1.50%         4.68%         5.57%         5.18%         4.74%         4.66%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(3)  See Notes 4 and 5 in Notes to Financial Statements.
(4)  Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

                                         Janus Adviser Series  July 31, 2002  63

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS

ADR                 American Depository Receipt

GDR                 Global Depository Receipt

New York Shares     Securities  of  foreign  companies  trading  on the New York
                    Stock Exchange.

RNC                 Represents non-convertible savings shares.

SDR                 Swedish Depository Receipt

*       Non-income-producing security

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and forward currency contracts.

+ Securities are exempt from the registration requirements of the Securities Act of 1933, Section 4(2) of the Securities Act or other provisions and may be deemed to be restricted for resale.

(OMEGA) Rate is subject to change. Rate shown reflects current rate.

(DELTA) Security is a defaulted security in Janus Adviser Flexible Income Fund with accrued interest in the amount of $160 that was written-off December 10, 2001.

#       Security is a U.S. Treasury Inflation-Protected Security (TIPS).

Variable rate notes are notes which the interest rate is based on specific, an index of or market interest rates, and is subject to change. Rates in the security description are as of July 31, 2002.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

64  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser Series (the "Trust") was organized as a Delaware Trust on March 24, 2000 and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open end management investment company. The Trust offers twelve Funds with differing investment objectives and policies.

Ten Funds invest primarily in equity securities: Janus Adviser Growth Fund, Janus Adviser Aggressive Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Core Equity Fund, Janus Adviser Balanced Fund, Janus Adviser Growth and Income Fund, Janus Adviser Strategic Value Fund, Janus Adviser International Fund, Janus Adviser Worldwide Fund, and Janus Adviser Global Value Fund. Janus Adviser Flexible Income Fund invests primarily in income-producing securities. Janus Adviser Money Market Fund invests in short-term money market securities. Each Fund is diversified as defined in the 1940 Act, with the exception of the Janus Adviser Aggressive Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Strategic Value Fund, and Janus Adviser Global Value Fund, which are nondiversified.

Each Fund's Shares are issued and redeemed only through institutional channels such as qualified and non-qualified retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.

The Trust commenced investment operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund).

A reorganization of the Retirement Shares of the Janus Aspen Series occurred at the close of business on July 31, 2000. Each of the reorganized Portfolios of Janus Aspen Series allocated a pro rata share (percentage of the Retirement Shares to the total Portfolio) of each security position to the corresponding Fund of the newly formed Janus Adviser Series except for securities that are subject to restrictions on resale or transfer, such as private placement securities. Each pro rata share was rounded to eliminate fractional shares and odd lots of securities. No taxable gain or loss occurred as a result of the transfer. Janus Capital Management LLC ("Janus Capital"), the investment adviser of both Janus Aspen Series and Janus Adviser Series, has agreed to limit expenses of the Funds formed from this reorganization so that they will not increase before July 31, 2003. Specifically, Janus Capital will limit the expenses of each of the new Funds (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the expense ratio of the corresponding Janus Aspen Series Portfolio set forth in the May 1, 2000 Janus Aspen Series Prospectus. These limitations will stay in place until at least July 31, 2003. In addition, Janus Capital has paid all of the fees associated with the reorganization.

Pending SEC approval of registration statement, effective September 30, 2002 the initial class of shares will be designated as I Shares and a second class of shares, C Shares will be added. Each class will represent an interest in the same portfolio of investments. Class I Shares have an aggregate account balance requirement. Class C Shares have a minimum initial investment requirement and certain financial intermediaries may offer only one class of shares.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term investments maturing within 60 days and all money market securities in the Janus Adviser Money Market Fund are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

                                         Janus Adviser Series  July 31, 2002  65

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such a contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Funds may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

ADDITIONAL INVESTMENT RISK
A portion of the Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, or political environment, or adverse developments specific to the issuer.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS
Dividends for Janus Adviser Balanced and Janus Adviser Growth and Income Funds are declared and distributed quarterly, and capital gains (if any) are distributed annually. Dividends are declared daily and distributed monthly for both Janus Adviser Flexible Income and Janus Adviser Money Market Funds. The remaining eight Funds generally declare and distribute dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund.

66  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Each equity fund is subject to advisory fees payable to Janus Capital based upon an annual rate of .65% of average net assets. The Janus Adviser Flexible Income Fund is subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The Janus Adviser Money Market Fund's advisory fee rate is 0.25% of average net assets. The advisory fee is calculated daily and paid monthly.

Until, at least, July 31, 2003, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates:

                                                                   Expense Limit
                                                                    Percentage
Fund                                                                   (%)
--------------------------------------------------------------------------------
Janus Adviser Growth Fund                                              0.67
Janus Adviser Aggressive Growth Fund                                   0.66
Janus Adviser Capital Appreciation Fund                                0.68
Janus Adviser Core Equity Fund                                         1.25
Janus Adviser Balanced Fund                                            0.67
Janus Adviser Growth and Income Fund                                   1.02
Janus Adviser International Fund                                       0.74
Janus Adviser Worldwide Fund                                           0.70
Janus Adviser Flexible Income Fund                                     0.70
Janus Adviser Money Market Fund                                        0.36
--------------------------------------------------------------------------------

                                         Janus Adviser Series  July 31, 2002  67

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

In addition, Janus Capital has agreed to reimburse Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund by the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.25% of the average daily net assets of the Fund until at least the next annual renewal of the advisory agreement.

Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services. Janus Services, the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

Janus Distributors LLC, a wholly owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (The "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Funds' average daily net assets.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides a shareholder accounting system to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended July 31, 2002, are noted below.

                                      DST Securities, Inc.    Portfolio Expense    DST Systems
Fund                                   Commissions Paid*          Reduction*          Costs
----------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                   $   760                $   570           $ 4,519
Janus Adviser Aggressive Growth Fund         10,038                  7,531             (768)
Janus Adviser Capital Appreciation Fund          --                     --             5,774
Janus Adviser Core Equity Fund                   25                     19             2,942
Janus Adviser Balanced Fund                   1,359                  1,019             4,028
Janus Adviser Growth and Income Fund             35                     26             3,778
Janus Adviser Strategic Value Fund               99                     74             2,101
Janus Adviser International Fund                 --                     --             7,800
Janus Adviser Worldwide Fund                  5,868                  4,402             5,748
Janus Adviser Global Value Fund                  --                     --             2,711
Janus Adviser Flexible Income Fund               --                     --             3,083
Janus Adviser Money Market Fund                  --                     --             2,258
----------------------------------------------------------------------------------------------

*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

68  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of July 31, 2002 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between July 31, 2009 and July 31, 2010.

During the year ended July 31, 2002, the Funds noted below incurred "Post-October" losses during the period from November 1, 2001 through July 31, 2002. These losses will be deferred for tax purposes and recognized during the year ended July 31, 2003.

Other book to tax differences in 2001 primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                                                                                        Net Tax AP/DP
                                          Undistributed  Undistributed                      Post-        on Foreign        Net Tax
                                             Ordinary      Long-Term     Accumulated       October        Currency         AP/DP on
Fund                                          Income         Gains      Capital Losses     Deferral      and Futures     Investments
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                            --        --       $(50,448,317)   $(33,992,227)             --   $(61,173,901)
Janus Adviser Aggressive Growth Fund                 --        --       (205,170,956)    (85,013,339)             --    (35,579,580)
Janus Adviser Capital Appreciation Fund   $     421,363        --        (51,189,883)    (38,138,817)             --    (41,782,660)
Janus Adviser Core Equity Fund                       --        --           (746,450)       (728,385)    $         4     (1,711,606)
Janus Adviser Balanced Fund                   1,607,287        --        (17,513,437)    (32,089,076)             89    (32,642,656)
Janus Adviser Growth and Income Fund            107,153        --         (2,745,039)     (9,238,343)            198    (30,789,062)
Janus Adviser Strategic Value Fund                   --        --           (979,062)       (294,945)             --       (668,321)
Janus Adviser International Fund              1,902,285        --        (80,646,806)    (86,851,776)        139,617    (68,523,209)
Janus Adviser Worldwide Fund                  2,746,289        --       (153,685,253)   (136,939,560)         83,816   (151,512,892)
Janus Adviser Global Value Fund                      --        --             (1,565)              --             38       (238,247)
Janus Adviser Flexible Income Fund                1,635        --                  --       (607,356)             --         594,424
Janus Adviser Money Market Fund                      --        --                  --              --             --              --
------------------------------------------------------------------------------------------------------------------------------------

AP/DP  Appreciation/(Depreciation)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of July 31, 2002 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                            Federal Tax      Unrealized       Unrealized
Fund                                            Cost        Appreciation    (Depreciation)
------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                 $  341,276,861   $   17,333,741   $ (78,507,642)
Janus Adviser Aggressive Growth Fund         272,377,941       16,303,860     (51,883,440)
Janus Adviser Capital Appreciation Fund      644,586,726       25,181,146     (66,963,806)
Janus Adviser Core Equity Fund                17,963,353          404,133      (2,115,739)
Janus Adviser Balanced Fund                  776,880,715       22,681,264     (55,323,920)
Janus Adviser Growth and Income Fund         247,994,023        3,638,037     (34,427,099)
Janus Adviser Strategic Value Fund             4,717,252          263,238        (931,559)
Janus Adviser International Fund             622,376,102       19,248,663     (87,771,872)
Janus Adviser Worldwide Fund               1,244,521,798       30,902,913    (182,415,805)
Janus Adviser Global Value Fund                2,881,576          122,740        (360,987)
Janus Adviser Flexible Income Fund            48,510,848        1,051,344        (456,920)
Janus Adviser Money Market Fund               20,137,004               --               --
------------------------------------------------------------------------------------------

                                         Janus Adviser Series  July 31, 2002  69

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                         Distributions
                                         ----------------------------------------------
                                         From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                                         Income       Capital Gains      Capital           Loss
--------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                          --          --              --          $(1,211,923)
Janus Adviser Aggressive Growth Fund               --          --              --           (2,089,721)
Janus Adviser Capital Appreciation Fund   $ 1,497,764          --              --                    --
Janus Adviser Core Equity Fund                     --          --              --              (20,077)
Janus Adviser Balanced Fund                13,578,953          --              --                    --
Janus Adviser Growth and Income Fund          331,376          --              --                    --
Janus Adviser Strategic Value Fund                 --          --              --              (33,132)
Janus Adviser International Fund            2,046,128          --              --                    --
Janus Adviser Worldwide Fund                1,525,977          --              --                    --
Janus Adviser Global Value Fund                 2,501          --              --               (5,637)
Janus Adviser Flexible Income Fund          1,559,337          --              --                    --
Janus Adviser Money Market Fund               338,731          --              --                    --
--------------------------------------------------------------------------------------------------------

Janus Adviser International and Janus Adviser Worldwide Funds have elected to pass through to shareholders foreign taxes under Section 853. Foreign taxes paid and foreign source income for the Funds are as follows:

Fund                                 Foreign Taxes Paid    Foreign Source Income
--------------------------------------------------------------------------------
Janus Adviser International Fund        $  746,261              $7,529,588
Janus Adviser Worldwide Fund               953,976               9,603,663
--------------------------------------------------------------------------------

70  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4.   EXPENSES

The Funds' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Funds' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The Fund could have employed the assets used by another party to produce income if it had not entered into an expense offset arrangement. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

The Funds pay a distribution fee of up to 0.25% of average net assets and a participant administration fee of up to 0.25% of average net assets.

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

5.   EXPENSE RATIOS

Listed below are the gross expense ratios for the various Funds that would be in effect, absent the waiver of certain fees and offsets.

Fund                                                        2002        2001
--------------------------------------------------------------------------------
Janus Adviser Growth Fund                                   1.21%       1.23%
Janus Adviser Aggressive Growth Fund                        1.20%       1.23%
Janus Adviser Capital Appreciation Fund                     1.18%       1.26%
Janus Adviser Core Equity Fund                              1.70%       5.06%
Janus Adviser Balanced Fund                                 1.19%       1.22%
Janus Adviser Growth and Income Fund                        1.23%       1.87%
Janus Adviser Strategic Value Fund                          2.44%       3.67%
Janus Adviser International Fund                            1.26%       1.31%
Janus Adviser Worldwide Fund                                1.21%       1.25%
Janus Adviser Global Value Fund                             3.43%      10.35%(1)
Janus Adviser Flexible Income Fund                          1.41%       6.59%
Janus Adviser Money Market Fund                             0.97%       1.83%
--------------------------------------------------------------------------------
(1)  Period May 1, 2001 (inception) to July 31, 2001.

                                         Janus Adviser Series  July 31, 2002  71

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)

1.   PERFORMANCE OVERVIEWS

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

72  Janus Adviser Series  July 31, 2002

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5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawal via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income summarizes the income earned divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the fund manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                         Janus Adviser Series  July 31, 2002  73

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TRUSTEES AND OFFICERS (unaudited)

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. Collectively, these three registered investment companies consist of 52 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series.

TRUSTEES

                                                                                              Number of
                                                                                              Portfolios in
                         Positions                                                            Fund Complex
                         Held           Length of        Principal Occupations                Overseen      Other Directorships
Name, Age and Address    with Fund      Time Served      During the Past Five Years           by Trustee    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
Thomas H. Bailey*        President,     4/00-Present     Formerly, President and Chief             52       N/A
100 Fillmore Street      Chairman                        Executive Officer of Janus Capital
Denver, CO 80206         and Trustee                     (2002); President and Director
Age 65                                                   (1994-2002) of the Janus Foundation;
                                                         Chairman and Director (1978-2002)
                                                         of Janus Capital Corporation and
                                                         Director (1997-2001) of Janus
                                                         Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

William F. McCalpin      Trustee        6/02-Present     Executive Vice President and Chief        52       Founding Director and
100 Fillmore Street                                      Operating Officer of The Rockefeller               Board Chair, Solar
Denver, CO 80206                                         Brothers Fund (a private family                    Development Foundation;
Age 45                                                   foundation). Formerly, Director of                 Trustee and Vice
                                                         Investments (1991-1998) of The                     President, Asian
                                                         John D. and Catherine T. MacArthur                 Cultural Council.
                                                         Foundation (a private family
                                                         foundation).

John W. McCarter, Jr.    Trustee        6/02-Present     President and Chief Executive             52       Chairman of the Board,
100 Fillmore Street                                      Officer of The Field Museum of                     Divergence LLC; Director
Denver, CO 80206                                         Natural History. Formerly, Senior                  of A.M. Castle & Co.,
Age 64                                                   Vice President (1987-1997) of Booz-                Harris Insight Funds,
                                                         Allen & Hamilton, Inc. (a management               W.W. Grainger, Inc.;
                                                         consulting firm).                                  Trustee of WTTW
                                                                                                            (Chicago public
                                                                                                            television station),
                                                                                                            the University
                                                                                                            of Chicago and Chicago
                                                                                                            Public Education Fund.

Dennis B. Mullen         Trustee        4/00-Present     Private Investor. Formerly                52       N/A
100 Fillmore Street                                      (1997-1998) Chief Financial
Denver, CO 80206                                         Officer - Boston Market Concepts,
Age 58                                                   Boston Chicken, Inc., Golden, CO
                                                         (a restaurant chain).
------------------------------------------------------------------------------------------------------------------------------------

* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

74  Janus Adviser Series  July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                              Number of
                                                                                              Portfolios in
                         Positions                                                            Fund Complex
                         Held           Length of        Principal Occupations                Overseen      Other Directorships
Name, Age and Address    with Fund      Time Served      During the Past Five Years           by Trustee    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees - (continued)
James T. Rothe           Trustee        4/00-Present     Professor of Business, University         52       Director, Optika, Inc.;
100 Fillmore Street                                      of Colorado, Colorado Springs, CO.                 Director, NeoCore Corp.
Denver, CO 80206                                         Formerly, Distinguished Visiting
Age 58                                                   Professor of Business (2001-2002),
                                                         Thunderbird (American Graduate
                                                         School of International Management),
                                                         Phoenix, AZ; and Principal (1988-
                                                         1999) of Phillips-Smith Retail Group,
                                                         Colorado Springs, CO (a venture
                                                         capital firm).

William D. Stewart       Trustee        4/00-Present     Corporate Vice President and              52       N/A
100 Fillmore Street                                      General Manager of MKS
Denver, CO 80206                                         Instruments - HPS Products,
Age 58                                                   Boulder, CO (a manufacturer of
                                                         vacuum fittings and valves).

Martin H. Waldinger      Trustee        4/00-Present     Consultant.                               52       N/A
100 Fillmore Street
Denver, CO 80206
Age 64
------------------------------------------------------------------------------------------------------------------------------------

                                         Janus Adviser Series  July 31, 2002  75

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--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS

                                                                       Term of
                                                                       Office* and
                                                                       Length of       Principal Occupations
Name, Age and Address    Positions Held with Funds                     Time Served     During the Past Five Years
--------------------------------------------------------------------------------------------------------------------------------
Laurence J. Chang**      Executive Vice President and Co-Portfolio     4/00-Present    Vice President of Janus Capital.
100 Fillmore Street      Manager Janus Adviser Worldwide Fund                          Formerly, Analyst (1993-1998) for
Denver, CO 80206                                                                       Janus Capital Corporation.
Age 37

Jonathan D. Coleman**    Executive Vice President and Portfolio        2/02-Present    Vice President of Janus Capital.
100 Fillmore Street      Manager Janus Adviser Aggressive Growth Fund                  Formerly, Co-Portfolio Manager (1997-
Denver, CO 80206                                                                       2000) for other Janus accounts and
Age 31                                                                                 Analyst (1994-1997 and 2000-2002) for
                                                                                       Janus Capital Corporation.

David J. Corkins**       Executive Vice President and Portfolio        4/00-Present    Vice President of Janus Capital.
100 Fillmore Street      Manager Janus Adviser Growth and Income Fund                  Formerly, Analyst (1995-1997)
Denver, CO 80206                                                                       for Janus Capital Corporation.
Age 35

David C. Decker**        Executive Vice President and Portfolio        4/00-Present    Vice President of Janus Capital.
100 Fillmore Street      Manager Janus Adviser Strategic Value Fund
Denver, CO 80206
Age 36

Helen Young Hayes**      Executive Vice President and Co-Portfolio     4/00-Present    Vice President and Managing Director
100 Fillmore Street      Manager Janus Adviser Worldwide Fund                          of Investments and Director of Janus
Denver, CO 80206         and Janus Adviser International Fund                          Capital. Formerly, Director (2000-2002)
Age 40                                                                                 for Janus Capital Corporation.

Brent A. Lynn**          Executive Vice President and Co-Portfolio     1/01-Present    Vice President of JanusCapital.
100 Fillmore Street      Manager Janus Adviser International Fund                      Formerly, Analyst (1991-2001) for
Denver, CO 80206                                                                       Janus Capital Corporation.
Age 38

Karen L. Reidy**         Executive Vice President and Portfolio        4/00-Present    Vice President of Janus Capital.
100 Fillmore Street      Manager Janus Adviser Balanced Fund                           Formerly, Analyst (1995-1999)
Denver, CO 80206         and Janus Adviser Core Equity Fund                            for Janus Capital Corporation.
Age 35

Blaine P. Rollins**      Executive Vice President and Portfolio        4/00-Present    Vice President of Janus Capital.
100 Fillmore Street      Manager Janus Adviser Growth Fund
Denver, CO 80206
Age 35

Scott W. Schoelzel**     Executive Vice President and Portfolio        4/00-Present    Vice President of Janus Capital.
100 Fillmore Street      Manager Janus Adviser Capital
Denver, CO 80206         Appreciation Fund
Age 43

Ronald V. Speaker**      Executive Vice President and Portfolio        4/00-Present    Vice President of Janus Capital.
100 Fillmore Street      Manager Janus Adviser Flexible
Denver, CO 80206         Income Fund
Age 37

J. Eric Thorderson**     Executive Vice President and Portfolio        1/01-Present    Vice President of Janus Capital.
100 Fillmore Street      Manager Janus Adviser Money Market Fund                       Formerly, Senior Analyst (1996-1999)
Denver, CO 80206                                                                       for Janus Capital.
Age 41

Jason P. Yee**           Executive Vice President of Janus Adviser     3/01-Present    Vice President of Janus Capital.
100 Fillmore Street      Global Value Fund                                             Formerly, Portfolio Manager and
Denver, CO 80206                                                                       Managing Director (1996-2000) for
Age 32                                                                                 Bee & Associates and Analyst (2000-
                                                                                       2001) for Janus Capital Corporation.
--------------------------------------------------------------------------------------------------------------------------------

    *Officers are elected annually by the Trustees for a one-year term.
  **"Interested person" of the Trust by virtue of positions with Janus Capital.

76  Janus Adviser Series  July 31, 2002

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--------------------------------------------------------------------------------

                                                                       Term of
                                                                       Office* and
                                                                       Length of       Principal Occupations
Name, Age and Address    Positions Held with Funds                     Time Served     During the Past Five Years
--------------------------------------------------------------------------------------------------------------------------------
Thomas A. Early**        Vice President and General Counsel            4/00-Present    Vice President, General Counsel,
100 Fillmore Street                                                                    Secretary and Interim Director of Janus
Denver, CO 80206                                                                       Capital; Vice President, General Counsel
Age 47                                                                                 and Director to Janus International
                                                                                       (Asia) Limited and Janus International
                                                                                       Limited; Vice President, General Counsel
                                                                                       and Secretary to Janus Distributors;
                                                                                       Janus Services, Janus Capital
                                                                                       International LLC, Janus Institutional
                                                                                       LLC, Janus Institutional Services LLC
                                                                                       and the Janus Foundation; and Director
                                                                                       for Janus Capital Trust Manager Limited,
                                                                                       Janus World Principal Protected Funds
                                                                                       and Janus World Funds. Formerly,
                                                                                       Director (2001) of Janus Distributors,
                                                                                       Inc.; Vice President, General Counsel,
                                                                                       Secretary and Director (2000- 2002) of
                                                                                       Janus International Holding, Inc.; and
                                                                                       Executive Vice President and General
                                                                                       Counsel/Mutual Funds (1994-1998) of
                                                                                       Prudential Insurance Company.

Bonnie M. Howe**         Vice President                                4/00-Present    Vice President and Assistant General
100 Fillmore Street                                                                    Counsel to Janus Capital, Janus
Denver, CO 80206                                                                       Distributors and Janus Services.
Age 37                                                                                 Formerly, Assistant Vice President
                                                                                       (1997-1999) and Associate Counsel
                                                                                       (1995-1999) for Janus Capital Corporation
                                                                                       and Assistant Vice President (1998-2000)
                                                                                       for Janus Service Corporation.

Kelley Abbott Howes**    Vice President and Secretary                  4/00-Present    Vice President and Assistant General
100 Fillmore Street                                                                    Counsel to Janus Capital, Janus
Denver, CO 80206                                                                       Distributors and Janus Services.
Age 37                                                                                 Formerly, Assistant Vice President (1997-
                                                                                       1999) of Janus Capital Corporation; Chief
                                                                                       Compliance Officer, Director and
                                                                                       President (1997-1999) of Janus
                                                                                       Distributors, Inc.; and Assistant Vice
                                                                                       President (1998-2000) of Janus
                                                                                       Service Corporation.

David R. Kowalski**      Vice President                                6/02-Present    Vice President and Chief Compliance
100 Fillmore Street                                                                    Officer of Janus Capital and Janus
Denver, CO 80206                                                                       Distributors LLC; and Assistant Vice
Age 45                                                                                 President of Janus Services LLC.
                                                                                       Formerly, Senior Vice President and
                                                                                       Director (1985-2000) of Mutual Fund
                                                                                       Compliance for Van Kampen Funds.

Glenn P. O'Flaherty**    Treasurer and Chief Accounting Officer        4/00-Present    Vice President of Janus Capital.
100 Fillmore Street                                                                    Formerly, Director of Fund Accounting
Denver, CO 80206                                                                       (1991-1997) of Janus Capital Corporation.
Age 43
--------------------------------------------------------------------------------------------------------------------------------

    *Officers are elected annually by the Trustees for a one-year term.
  **"Interested person" of the Trust by virtue of positions with Janus Capital.

                                         Janus Adviser Series  July 31, 2002  77

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--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                                       Term of
                                                                       Office* and
                                                                       Length of       Principal Occupations
Name, Age and Address    Positions Held with Funds                     Time Served     During the Past Five Years
----------------------------------------------------------------------------------------------------------------------------
Loren M. Starr**         Vice President and Chief Financial Officer    9/01-Present    Vice President of Finance, Treasurer,
100 Fillmore Street                                                                    Chief Financial Officer and Interim
Denver, CO 80206                                                                       Director of Janus Capital; Vice
Age 41                                                                                 President of Finance, Treasurer and
                                                                                       Chief Financial Officer of Janus
                                                                                       Services, Janus Distributors, Janus
                                                                                       Capital International LLC, Janus
                                                                                       Institutional Services LLC and Janus
                                                                                       International Limited; and Director of
                                                                                       Janus Capital Trust Manager Limited,
                                                                                       Janus World Principal Protected Funds
                                                                                       and Janus World Funds. Formerly, Vice
                                                                                       President of Finance, Treasurer, Chief
                                                                                       Financial Officer (2001-2002) and
                                                                                       Director (2002) for Janus International
                                                                                       Holding, Inc.; Managing Director,
                                                                                       Treasurer and Head of Corporate Finance
                                                                                       and Reporting (1998-2001) for Putnam
                                                                                       Investments; and Senior Vice President
                                                                                       of Financial Planning and Analysis
                                                                                       (1996-1998) for Lehman Brothers, Inc.

Heidi J. Walter**        Vice President                                4/00-Present    Vice President and Assistant General
100 Fillmore Street                                                                    Counsel to Janus Capital and Janus
Denver, CO 80206                                                                       Services. Formerly, Vice President and
Age 34                                                                                 Senior Legal Counsel (1995-1999) for
                                                                                       Stein Roe & Farnham, Inc.
--------------------------------------------------------------------------------------------------------------------------------

    *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.

78  Janus Adviser Series  July 31, 2002

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Report of Independent Accountants

To the Trustees and Shareholders
of Janus Adviser Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Adviser Growth Fund, Janus Adviser Aggressive Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Core Equity Fund (formerly Janus Equity Income Fund), Janus Adviser Balanced Fund, Janus Adviser Growth and Income Fund, Janus Adviser Strategic Value Fund, Janus Adviser International Fund, Janus Adviser Worldwide Fund, Janus Adviser Global Value Fund, Janus Adviser Flexible Income Fund and Janus Adviser Money Market Fund (constituting the Janus Adviser Series, hereafter referred to as the "Funds") at July 31, 2002, and the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, and the financial highlights for the Janus Aspen Retirement Shares (predecessor fund) for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
September 5, 2002

                                         Janus Adviser Series  July 31, 2002  79

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Notes

80  Janus Adviser Series  July 31, 2002

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Notes

                                         Janus Adviser Series  July 31, 2002  81

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                        [LOGO]JANUS

                              www.janus.com

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713


Funds distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (8/02)
                                                                 108-02-001 9/02

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